PROSPECTUS | February 1, 2026

Cantor Select Portfolios Trust

Fund	Institutional Class Ticker	Class A Ticker	Class R6 Ticker	Class F Ticker

Cantor Fitzgerald Equity Dividend Plus Fund	FBPEX	FBPGX	—	—

Cantor Fitzgerald Large Cap Focused Fund	FICHX	FICGX	FICIX	—

Cantor Fitzgerald International Equity Fund	CFIKX	CFIOX	CFITX	CFIJX

Cantor Fitzgerald High Income Fund	ATPYX	ATPAX	ATPRX	—

Cantor Fitzgerald Equity Opportunity Fund	ATGYX	ATGAX	ATGHX	—

This prospectus contains information about the Funds that you should know before investing. You should read this prospectus carefully before you invest or send money and keep it for future reference.

The securities offered by this prospectus have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page

Summary – Cantor Fitzgerald Equity Dividend Plus Fund	3
Summary – Cantor Fitzgerald Large Cap Focused Fund	13
Summary – Cantor Fitzgerald International Equity Fund	22
Summary – Cantor Fitzgerald High Income Fund	33
Summary – Cantor Fitzgerald Equity Opportunity Fund	43
Additional Information about the Funds’ Investment Objective, Principal Investment Strategies, and Risks	52
Investment Objective	52
Principal Investment Strategies	52
More Information about Risks of Investing in the Funds	59
Temporary Defensive Positions	73
Disclosure of Portfolio Holdings	73
Management of the Fund	73
Distributor	79
Investing in the Fund	80
Class A Shares	84
How to Reduce Your Sales Charge	86
Purchase and Redemption Price	88
Buying or Selling Shares Through a Financial Intermediary	89
Purchasing Shares	90
Redeeming Shares	93
Frequent Purchases and Redemptions	98
Shareholder Statements and Reports	99
Other Important Investment Information	100
Dividends, Distributions, and Taxes	100
Financial Highlights	103
Broker-Defined Sales Charge Waiver Policies	116
Additional Information	Back Cover

Cantor Fitzgerald Equity Dividend Plus Fund

SUMMARY

INVESTMENT OBJECTIVE

The Cantor Fitzgerald Equity Dividend Plus Fund (the “Fund”) primarily seeks to provide above-average and growing income, and,

secondarily, seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Reduce Your Sales Charge on page 86 and in the sections of the Fund’s Statement of Additional Information entitled Purchasing Shares on page 90.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Institutional Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Institutional Class	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	none	none
Other Expenses	0.51%	0.51%	0.48%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.43%	1.18%	1.15%
Less Fee Waiver and/or Expense Limitation[1]	(0.17)%	(0.17)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.26%	1.01%	0.94%

1.	The Fund’s investment advisor, Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”), has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to not more than 1.24%, 0.99%, and 0.92% of the Fund’s average daily net assets for Class A shares, Institutional Class shares and Class R6 shares, respectively, until January 31, 2027. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$696	$969	$1,280	$2,161
Institutional Class	$103	$340	$615	$1,401
Class R6	$96	$323	$591	$1,359

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in a diversified portfolio comprised primarily of above-average dividend- yielding, undervalued equity securities with capital appreciation and dividend growth potential. Above-average dividend yield means the dividend yield is 25% greater than the market as measured by the S&P 500 Index at the time of initial purchase. In identifying companies with dividend growth potential, the Advisor focuses on finding companies with secure and growing dividends. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of companies that have announced dividend paying programs at the time such companies’ equity securities are purchased. The Fund’s equity securities primarily include common stocks, but may also include covered call options. The Fund seeks to make quarterly distributions of dividends and income to shareholders.

The Advisor seeks to acquire equity securities of companies which, in its judgment, possess attractive valuation characteristics, the capability for above-average dividend yield and the potential to increase dividends over time. The Fund invests in a variety of major market sectors in an attempt to control risk through diversification. The Fund also seeks to enhance, or generate, additional portfolio income by selectively writing, or selling, covered call options on a target range of between 15-30% of the Fund’s net assets. The Fund writes options only for income generation and hedging purposes and not for speculation. The aggregate value of the equity securities on which the options are written will normally not exceed 30% of the Fund’s net assets, but may increase to 50% of net assets when, in the Advisor’s opinion, such investments would be advantageous to the Fund.

While portfolio securities are generally acquired for the long-term, the Fund may sell holdings when the dividend yield falls below the Advisor’s yield objective, or the dividend outlook deteriorates such as when the fundamentals of a company’s business (i.e., earnings, cash flows or debt levels) have worsened). The Advisor may also sell holdings if the anticipated price appreciation has been achieved or if the fundamentals of the company’s business, general market conditions have changed, in the Advisor’s opinion, enough that they are no longer attractive, or when the Advisor’s selection process described above identifies alternative investments that it believes offer more attractive dividend yield and/or price appreciation.

Equity Securities. The Fund will invest primarily in companies with market capitalizations of $1.5 billion or more.

Covered Call Options. When the Advisor believes that individual equity securities held by the Fund are approaching the top of the Advisor’s growth and price expectations, covered call options may be written (sold) against such securities and the Fund will receive a cash premium in return. The Advisor’s growth and price expectations for the equity securities held by the Fund are based on the Advisor’s analysis of factors such as revenue growth, profit margin potential, profitability, financial flexibility, free cash flow, competitive position, and management track record for each security. The Fund writes options only for income generation and hedging purposes and not for speculation.

Distributions. The Fund’s distribution policy is to make quarterly distributions to shareholders. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as a return of capital. Return of capital distributions are taken from the amount invested in the Fund by a shareholder, not from the Fund’s performance. All or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Fund will be subject to the following principal risks:

Market Risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Dividend Strategy Risk. The Fund’s focus on dividend-paying stocks could cause it to underperform relative to funds that invest without consideration of a company’s track record of paying dividends. An issuer of a stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels or increase over time. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. Changes in the dividend policies or capital resources of companies in which the Fund invests may affect the Fund’s ability to generate income.

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider conflicts, could continue to have adverse effects on regional and global economies and may further strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services, and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

Mid-Cap Company Risk. The earnings and prospects of medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Advisor is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock.

Active Management and Selection Risk. The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Distribution Risk. The Fund seeks to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Tax Risk. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Market Disruptions Risk. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Changes in Trade Negotiations Risk. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Highly Volatile Markets Risk. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Fund acquired all of the assets and liabilities of the Cantor Fitzgerald Equity Dividend Plus Fund (the “Surviving Fund”) and the Cantor FBP Appreciation & Income Opportunities Fund (together with the Surviving Fund, the “Predecessor Funds”), each a series of Williamsburg Investment Trust in tax-free reorganizations on July 28, 2023 (the “Reorganizations”). In connection with the Reorganizations, shares of each Predecessor Fund were exchanged for Institutional Class shares of the Fund. The Surviving Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Surviving Fund shares, which are the Institutional Class shares of the Fund.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://equitydividendplusfund.cantorassetmanagement.com/.

You may obtain the Fund’s most recently available month-end performance by calling 1-833-764-2266 or 1-855-9-CANTOR (1-855-922-6867) by visiting the Fund’s website at https://equitydividendplusfund.cantorassetmanagement.com/.

Calendar year-by-year total return  (Institutional Class)

During the periods illustrated in this bar chart, the Fund’s shares highest quarterly return was 17.93% for the quarter ended December 31, 2020, and its lowest quarterly return was -28.92% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2025

	1 year	5 years	10 years or lifetime
Institutional Class Return Before Taxes	11.77%	10.38%	9.35%
Institutional Class Return After Taxes on Distributions	9.04%	8.05%	7.48%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	8.68%	7.91%	7.25%
Class A Shares Return Before Taxes	5.11%	N/A*	8.44%*
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)**	17.88%	14.42%	14.82%
Russell 1000 Value (reflects no deduction for fees, expenses, or taxes)***	15.91%	11.33%	10.53%

*	Class A commenced on July 31, 2023.

**	Standard & Poor’s 500® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global. All rights reserved. The primary index was changed from Russell 1000 Value Index to the S&P 500 Index because the latter is a broader-based market index. The Russell 1000 Value Index is now used as a secondary benchmark, because the Advisor believes it represents the portion of the market in which the Fund invests.

***	Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Institutional Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

Portfolio manager	Title	Start date on the Fund
John T. Bruce, CFA	Co-Portfolio Manager of the Fund Senior Managing Director of Cantor Fitzgerald Investment Advisors, L.P.	Since Inception
David J. Marshall, CFA	Co-Portfolio Manager of the Fund Senior Managing Director of Cantor Fitzgerald Investment Advisors, L.P.	2011
Norman D. Darden III, CFA	Co-Portfolio Manager of the Fund Senior Managing Director of Cantor Fitzgerald Investment Advisors, L.P.	2011
J. Scott Morrell, CFA	Co-Portfolio Manager of the Fund Senior Managing Director of Cantor Fitzgerald Investment Advisors, L.P.	2011

PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Cantor Fitzgerald Equity Dividend Plus Fund, c/o Ultimus Fund Solutions, LLC, via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246 or via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Please call the Fund at 1-833-764-2266 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through a tax deferred arrangement will generally be taxed upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Cantor Fitzgerald Large Cap Focused Fund

SUMMARY

INVESTMENT OBJECTIVE

The Cantor Fitzgerald Large Cap Focused Fund (the “Fund”) seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Reduce Your Sales Charge on page 86 and in the sections of the Fund’s Statement of Additional Information entitled Purchasing Shares on page 90.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Institutional Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Institutional Class	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	none	none
Other Expenses	0.28%	0.28%	0.19%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.19%	0.94%	0.85%
Fee Waivers/Reimbursements[1]	(0.01)%	(0.07)%	(0.19)%[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.18%	0.87%	0.66%[2]

1.	The Fund’s investment advisor, Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”), has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to not more than 1.17%, 0.86%, and 0.65% of the average daily net assets of the Class A, Institutional Class, and Class R6 shares of the Fund, respectively, until January 31, 2027. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

2.	Restated to reflect current contractual expense cap.

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$688	$929	$1,190	$1,933
Institutional Class	$89	$285	$506	$1,141
Class R6	$67	$232	$432	$1,011

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the Fund’s (defined in “Performance Information” below) portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in large cap equity securities. The Fund’s sub-adviser, Smith Group Asset Management, LLC (the “Sub-Advisor”), considers large cap equity securities to be those of issuers with a capitalization of at least $10 billion. Under the general supervision of the Advisor, the Fund invests in a portfolio of approximately 35-45 common stocks that the Fund’s Sub-Advisor believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises.

The Sub-Advisor employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.

Beginning with a universe of the largest approximately 1,000 U.S. based companies by market capitalization, which include large, mid, and small capitalization companies, the Sub-Advisor’s investment team uses screens primarily based on earnings growth potential, valuation, financials, and earnings quality factors to narrow the candidate universe. The Sub-Advisor’s earnings quality screen is intended to assess the sustainability of a company’s growth, which the Sub-Advisor believes will allow for a company to experience an extended period of improving earnings growth. In assessing the sustainability of a company’s growth, the Sub-Advisor includes an analysis of the company’s financial condition including the relationship of operating cash flow to reported net income; balance sheet accruals, which includes an assessment of the individual components of working capital in addition to select operating asset/liability accounts; asset utilization; and returns on capital. Through this analysis, the Sub-Advisor is seeking to invest in companies with improving returns that, over time, will be converted to higher growth rates. The Fund will generally invest primarily in US companies.

Stocks that pass the initial screens are then evaluated using a proprietary methodology and fundamental analysis to produce a list of 80 - 100 eligible companies that the Sub-Advisor believes have a high probability of earnings growth that exceeds investor expectations. The analysis includes an evaluation of changes in earnings expectations for the company and evaluation of earnings quality. The Sub-Advisor then constructs the Fund’s portfolio based on a traditional fundamental analysis of the companies identified on the list to understand their business prospects, earnings potential, strength of management and competitive positioning.

Stocks may be sold if they exhibit negative investment or performance characteristics, including: a negative earnings forecast or report, valuation concerns, deterioration of financial and earnings quality or announcement of a buyout. Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Fund will be subject to the following principal risks:

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider conflicts, could continue to have adverse effects on regional and global economies and may further strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services, and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

Market Risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Growth Stock Risk. Growth stocks (such as those in the information technology sector) reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Limited Number of Securities Risk. The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Sector Risk. The risk that the value of securities in a particular sector (such as information technology) will decline because of changing expectations for the performance of that sector.

Small to Mid Cap Company Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Liquidity Risk. The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Active Management and Selection Risk. The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Market Disruptions Risk. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Changes in Trade Negotiations Risk. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Highly Volatile Markets Risk. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Cybersecurity Risk. As part of its business, the Sub-Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Sub-Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Class A performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Fund acquired all of the assets and liabilities of the First Investors Select Growth Fund, a series of First Investors Equity Funds (the “First Predecessor Fund”) in a tax-free reorganization on October 4, 2019. The Fund acquired all of the assets and liabilities of the Delaware Growth Equity Fund, a series of Delaware Group Equity Funds IV, (the “Predecessor Fund”), (the “Second Predecessor Fund”) together with the First Predecessor Fund, the “Predecessor Funds”) in a tax-free reorganization on September 16, 2022 (the “Reorganization”). In connection with First Predecessor Fund acquisition, shares of the First Predecessor Fund’s Class A shares, Advisor Class shares, and Institutional Class shares were exchanged for Class A shares, Institutional Class shares, and Class R6 shares, respectively, of the Second Predecessor Fund. In connection with Second Predecessor Fund acquisition, shares of the Second Predecessor Fund’s Class A shares, Institutional Class shares, and Class R6 shares were exchanged for Class A shares, Institutional Class shares, and Class R6 shares of the Fund. The Predecessor Funds had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Funds shares.

Performance information for periods prior to September 16, 2022 does not reflect the Fund’s current Advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://largecapfocusedfund.cantorassetmanagement.com/.

You may obtain the Fund’s most recently available month-end performance by calling 1-833-764-2266 or 1-855-9-CANTOR (1-855-922-6867) or by visiting the Fund’s website at https://largecapfocusedfund.cantorassetmanagement.com/.

Calendar year-by-year total return  (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 25.42% for the quarter ended June 30, 2020, and its lowest quarterly return was -19.28% for the quarter ended June 30, 2022.

Average annual total returns for periods ended December 31, 2025

	1 year	5 years	10 years or lifetime
Class A return before taxes	13.53%	13.60%	14.77%
Class A return after taxes on distributions	12.32%	10.05%	11.70%
Class A return after taxes on distributions and sale of Fund shares	8.49%	9.89%	11.25%
Institutional Class return before taxes (lifetime: 4/1/13–12/31/25)	20.83%	15.28%	15.82%
Class R6 return before taxes (lifetime: 4/1/13–12/31/25)	20.91%	15.37%	15.88%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%

Standard & Poor’s 500® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global. All rights reserved.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P. The Fund’s sub-adviser is Smith Group Asset Management, LLC. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

Portfolio managers	Title with Sub-Advisor	Start date on the Fund
John D. Brim, CFA	Chief Investment Officer	Since Inception
Eivind Olsen, CFA	Portfolio Manager	Since Inception

PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Cantor Fitzgerald Large Cap Focused Fund, c/o Ultimus Fund Solutions, LLC, via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246 or via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Please call the Fund at 1-833-764-2266 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through a tax deferred arrangement will generally be taxed upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Cantor Fitzgerald International Equity Fund

SUMMARY

INVESTMENT OBJECTIVE

The Cantor Fitzgerald International Equity Fund (the “Fund”) seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Reduce Your Sales Charge on page 86 and in the sections of the Fund’s Statement of Additional Information entitled Purchasing Shares on page 90.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Institutional Class	Class R6	Class F
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Institutional Class	Class R6	Class F
Management Fees	0.79%	0.79%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	none	none	none
Other Expenses	2.31%	2.36%	2.22%	2.11%
Acquired Fund Fee and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	3.37%	3.17%	3.03%	2.92%
Fee Waivers/Reimbursements[1]	(2.11%)	(2.16%)	(2.11%)	(2.11%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.26%	1.01%	0.92%	0.81%

[1]	The Fund’s investment advisor, Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”), has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to not more than 1.24%, 0.99%, 0.90% and 0.79% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, Class R6 shares, and Class F shares, respectively, until January 31, 2027. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$696	$1,166	$1,872	$3,741
Institutional Class	$103	$556	$1,267	$3,162
Class R6	$94	$523	$1,206	$3,034
Class F	$83	$489	$1,150	$2,926

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Under the general supervision of the Advisor, the Fund invests in a portfolio of approximately 35-45 equity and equity-related securities (common stock, ADRs, and GDRs) of large and midcap companies that the Fund’s sub-advisor, Smith Group Asset Management, LLC (the “Sub-Advisor”), believes offers the best potential for unexpected earnings growth. Under normal circumstances, the Fund will primarily invest its net assets in equity and equity-related securities of companies located in at least ten countries outside the U.S., including in emerging market countries.

The Sub-Advisor believes that companies that can sustainably grow earnings (as more fully described below) faster than expected should outperform over the long run. The Sub-Advisor believes that the most attractive earnings a company can generate are (1) above investor expectations over an extended time period, (2) supported by strong earnings quality (as more fully described below), and (3) not yet recognized by investors and, thus, reasonably valued.

The Sub-Advisor employs quantitative and qualitative analysis to identify high quality, reasonably valued companies that it believes have the ability to exceed investor expectations for earnings growth.

The starting selection universe for the Fund is generally the MSCI All-Country World Index ex-United States. The Sub-Advisor’s investment team uses screens primarily based on earnings growth potential, earnings quality factors, valuation metrics, and liquidity to narrow the candidate universe. The Sub-Advisor’s earnings quality screen is intended to assess the sustainability of a company’s growth (with a goal of identifying companies likely to grow at a faster than expected rate for at least the next two years), which the Sub-Advisor believes will allow for a company to experience an extended period of earnings growth in excess of market expectations. In assessing a company’s earnings quality, the Sub-Advisor includes an analysis of the company’s financial condition including the relationship of operating cash flow to reported net income; balance sheet accruals, which includes an assessment of the individual components of working capital in addition to select operating asset/liability accounts; asset utilization; and returns on capital.

Stocks that pass the initial screens are then ranked using a proprietary methodology to produce a list of approximately 100 candidates that the Sub-Advisor believes have a high probability of achieving earnings growth above the expectations of analysts of the equity markets. The analysis includes an evaluation of changes in earnings expectations, an evaluation of earnings quality, and an evaluation of the reasonableness of the current valuation.

The Sub-Advisor then performs traditional fundamental analysis of the companies ranked highly by the Sub-Advisor’s proprietary methodology described above to verify the attractiveness of the company, including understanding sources and catalysts for growth, competitive positioning, and financial strength.

The Sub-Advisor uses the bottom-up selection process described above to identify the most attractive candidates for inclusion in the portfolio. The Sub-Adviser seeks to control risk for the Fund by forming a portfolio that generally does not maintain a significant bias (generally defined as plus or minus 10% relative to the Fund’s benchmark, the MSCI All-Country World Index ex-United States) for or against a particular geographic region or economic sector relative to its benchmark. As of September 30, 2025, the benchmark, and, therefore, the Fund has the largest absolute weights in the Financials, Information Technology, and Industrials sectors. The Fund is primarily concerned with selecting outperforming stocks rather than outperforming regions/sectors. In addition to controlling region and sector exposure, the Sub-Advisor also seeks to limit overall market risk for the Fund, by generally remaining within a target range of variance on beta relative to beta for the benchmark. Beta is a measure of a stock’s historical volatility in comparison with that of a market index. Stocks with a beta above 1 tend to be more volatile than their index, while stocks with lower betas tend to be less volatile.

Stocks may be sold if they exhibit negative investment or performance characteristics, including: a deterioration in the company’s potential for unexpected growth, a deterioration in earnings quality, a valuation that is no longer compelling, or a corporate action such as a buyout.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Fund will be subject to the following principal risks:

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider conflicts, could continue to have adverse effects on regional and global economies and may further strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services, and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

Market Risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign Securities Risk. Foreign securities have investment risks different from those associated with domestic securities. The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Emerging Markets Risk. In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, there may be greater market manipulation, and securities markets that trade a small number of issues which could reduce liquidity. There is also less publicly available information on emerging market companies due to differences in regulation, accounting, auditing, and financial recordkeeping requirements, and the information available may be unreliable or outdated.

Growth Stock Risk. Growth stocks (such as those in the information technology sector) reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Limited Number of Securities Risk. The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Sector Risk. The risk that the value of securities in a particular sector will decline because of changing expectations for the performance of that sector.

●	Financial Sector Risk. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

●	Information Technology. Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

●	Industrials. The industrials sector is subject the adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; adverse effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

Mid Cap Company Risk. The earnings and prospects of medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Liquidity Risk. The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Active Management and Selection Risk. The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Market Disruptions Risk. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Changes in Trade Negotiations Risk. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Highly Volatile Markets Risk. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Cybersecurity Risk. As part of its business, the Sub-Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Sub-Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Class A performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://InternationalEquityFund.cantorassetmanagement.com/.

You may obtain the Fund’s most recently available month-end performance by calling 1-833-764-2266 or 1-855-9-CANTOR (1-855-922-6867) or by visiting the Fund’s website at https://InternationalEquityFund.cantorassetmanagement.com/.

Calendar year-by-year total return  (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 11.75% for the quarter ended June 30, 2025, and its lowest quarterly return was -5.50% for the quarter ended December 31, 2024.

Average annual total returns for periods ended December 31, 2025

	1 year	10 years or lifetime *
Class A return before taxes	25.69%	18.01%
Class A return after taxes on distributions	25.54%	17.72%
Class A return after taxes on distributions and sale of Fund shares	15.31%	13.95%
Institutional Class return before taxes	33.79%	21.79%
Class F return before taxes	34.01%	22.04%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses, or taxes)	32.38%	19.07%

*	Class A commenced on December 15, 2023.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P. The Fund’s sub-adviser is Smith Group Asset Management, LLC. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

Portfolio managers	Title	Start date on the Fund
Stephanie C. Jones, CPA	Lead Portfolio Manager for the Fund Director, Non-US Equities of the Sub-Advisor	Since Inception
John D. Brim, CFA	Co-Portfolio Manager for the Fund Chief Investment Officer of the Sub-Advisor	Since Inception

PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met. For Class F shares, there is generally a $10,000,000 minimum initial investment and no subsequent investment minimum, and certain additional eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Cantor Fitzgerald International Equity Fund, c/o Ultimus Fund Solutions, LLC, via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246 or via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Please call the Fund at 1-833-764-2266 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through a tax deferred arrangement will generally be taxed upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Cantor Fitzgerald High Income Fund

SUMMARY

INVESTMENT OBJECTIVE

The Cantor Fitzgerald High Income Fund (the “Fund”) seeks to obtain high current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Reduce Your Sales Charge on page 86 and in the sections of the Fund’s Statement of Additional Information entitled Purchasing Shares on page 90.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Institutional Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional Class	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.20%	None	None
Other Expenses	0.44%	0.46%	0.38%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.30%	1.12%	1.04%
Fee Waiver/ Reimbursements[2]	(0.29)%	(0.31)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation[1]	1.01%	0.81%	0.81%

[1]	Restated to reflect current contractual expense caps.

[2]	The Fund’s investment advisor, Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”), has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to not more than 1.00%, 0.80%, and 0.80% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, until January 31, 2027. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$499	$739	$1,030	$1,855
Institutional Class	$83	$293	$555	$1,306
Class R6	$83	$284	$528	$1,228

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period ended September 30, 2025, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. Such securities may be rated at any level by nationally recognized statistical rating organizations, or they may be unrated. The Fund’s portfolio will typically include a high proportion, up to 100%, of high-yield/high-risk securities rated below investment grade. Such securities are sometimes called “junk bonds.” Junk bonds are considered speculative investments.

The bonds the Fund purchases can be of any maturity, but the average effective weighted maturity of the Fund’s portfolio will normally be within one year of the average maturity of the Bloomberg US Corporate High Yield Total Return Index Value Unhedged. The average maturity of the Index as of December 31, 2025 was 4.76 years. Maturity is the length of time during which the owner of the bond will receive interest payments on the investment. The Sub-Advisor may vary the composition of the Fund’s portfolio to adjust the weighted-average effective maturity, duration, yield curve positioning and overall credit quality rating of the portfolio to reflect its analysis of interest rate trends. Thus, the Sub-Advisor may attempt to shorten the Fund’s weighted-average effective maturity and duration when the Sub-Advisor expects interest rates to rise and to lengthen it when it expects interest rates to fall.

In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the Fund’s sub-adviser, Smith Group Asset Management, LLC (the “Sub-Advisor”), applies a “bottom up” approach in choosing investments. The Sub-Advisor considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the Fund’s investment policies. The Sub-Advisor also employs a relative value analysis (analysis based upon valuations of investments with similar ratings and duration) and fundamental credit research (examining published financial results for improving balance sheets, improving cash flow or interest coverage, improving and/or unexpected earnings growth and management quality) on potential investments in an effort to identify companies with attractive characteristics and/or strong business models (the Sub-Advisor believes strong business models include such things as brand awareness, intellectual property, market position, or having resources others do not). The Sub-Advisor will consider selling a position if: (1) a position becomes a disproportionately large portion of the Fund’s portfolio (more than about 5%); (2) using the same relative value analysis described above, the Sub-Advisor believes it is overpriced; (3) company becomes less attractive using the same relative value analysis described above due to weakening projections for the company’s future performance; or (4) external factors such as market shifts or regulatory changes make the security no longer attractive using the same relative value analysis described above. The Sub-Advisor’s buy and sell decisions typically result in a portfolio turnover rate of 30% to 50% under normal circumstances and a portfolio of 50 to 80 positions.

Within the parameters of the Fund’s specific investment policies, the Fund may invest without limit in foreign debt, including debt of emerging markets issuers. The Fund may also invest in subordinated securities and may hold cash or other short-term investments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Fund will be subject to the following principal risks:

Market Risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest Rate Risk. The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Junk Bonds Risk. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Subordinated Securities Risk. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Foreign Securities Risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability, military conflicts and sanctions, terrorism, arbitrary application of laws and regulations or lack of rule of law, and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Sanctions or other government actions against certain countries could negatively impact the Fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets.

Emerging Market Securities Risk. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. During periods of rising interest rates, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Advisor’s judgment about the quality, relative yield, value or market trends affecting a particular market segment, security, industry, sector or region, or about interest rates or other market factors, is incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the Sub-Advisor.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Market Disruptions Risk. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Changes in Trade Negotiations Risk. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Highly Volatile Markets Risk. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class (formerly, Class Y) performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Fund acquired all of the assets and liabilities of the Aquila High Income Fund, a series of the Aquila Funds Trust (the “Predecessor Fund”) in a tax-free reorganization on November 22, 2024 (the “Reorganization”). In connection with the Predecessor Fund acquisition, (i) the Predecessor Fund’s Class A shares, Class C shares, and Class I shares were exchanged for Class A shares of the Fund; (ii) the Predecessor Fund’s Class Y shares were exchanged for Institutional Class shares of the Fund; and (iii) the Class F shares are no longer offered. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund.

Performance information for the periods presented below includes performance of the Fund’s prior investment advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://highincomefund.cantorassetmanagement.com.

You may obtain the Fund’s most recently available month-end performance by calling 1-833-764-2266 or 1-855-9-CANTOR (1-855-922-6867) or by visiting the Fund’s website at https://highincomefund.cantorassetmanagement.com.

Calendar year-by-year total return  (Institutional Class)

During the periods illustrated in this bar chart, the Institutional Class’s highest quarterly return was 5.02% for the quarter ended December 31, 2023, and its lowest quarterly return was (7.02)% for the quarter ended June 30, 2022.

Average annual total returns for periods ended December 31, 2025

	1 year	5 years	10 years
Institutional Class return before taxes	7.08%	4.04%	4.51%
Institutional Class return after taxes on distributions	4.65%	1.96%	2.58%
Institutional Class return after taxes on distributions and sale of Fund shares	4.14%	2.16%	2.60%
Class A shares return before taxes	2.60%	2.97%	3.86%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)*	7.30%	-0.36%	2.01%
Bloomberg US Corporate High Yield Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)*	8.62%	4.51%	6.53%

*	Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). The primary index was changed from Bloomberg US Corporate High Yield Total Return Index Value Unhedged to the Bloomberg U.S. Aggregate Bond Index because the latter is a broader-based market index. The Bloomberg US Corporate High Yield Total Return Index Value Unhedged is now used as a secondary benchmark, because the Advisor believes it represents the portion of the market in which the Fund invests.

After-tax performance is presented only for Institutional Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P. The Fund’s sub-adviser is Smith Group Asset Management, LLC. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

Portfolio managers	Title	Start date on the Fund
David Schiffman	Lead Portfolio Manager for the Fund Portfolio Manager of the Sub-Advisor	2021
John D. Brim, CFA	Co-Portfolio Manager for the Fund Chief Investment Officer of the Sub-Advisor	2024

PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Cantor Fitzgerald High Income Fund, c/o Ultimus Fund Solutions, LLC, via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246 or via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Please call the Fund at 1-833-764-2266 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through a tax deferred arrangement will generally be taxed upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Cantor Fitzgerald Equity Opportunity Fund

SUMMARY

INVESTMENT OBJECTIVE

The Cantor Fitzgerald Equity Opportunity Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Reduce Your Sales Charge on page 86 and in the sections of the Fund’s Statement of Additional Information entitled Purchasing Shares on page 90.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Institutional Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional Class	Class R6
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.37%	0.37%	0.32%
Total Annual Fund Operating Expenses	1.42%	1.17%	1.12%

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$711	$998	$1,307	$2,179
Institutional Class	$119	$372	$644	$1,420
Class R6	$114	$356	$617	$1,363

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period ended September 30, 2025, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of U.S. issuers. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. In addition to common stocks, exchange traded funds that invest primarily in equity securities, warrants, convertible bonds and preferred stock are considered equity securities for purposes of the Fund’s 80% policy.

The Fund’s investment strategy focuses on factors specific to each investment, including: internal changes to the company or external changes in the company’s environment that drive improving balance sheet, cash flow, or earnings growth; hidden or unappreciated value (unexpected earnings growth potential where the Sub-Advisor believes the company can report results ahead of the consensus of analysts’ expectations); management quality; and a strong business model (in the Sub-Advisor’s opinion, solid earnings quality indicating sustainability to the company’s growth). The Fund invests in equity securities that can be characterized as “growth” (companies with an above average earnings growth rate) or “value” (companies with a below average price-to-earnings ratio), as both kinds of companies may have characteristics that make the investment attractive. The Fund invests in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap and expects to hold between 35 and 60 positions. Companies favored in the research process are those viewed to be fiscally responsible and demonstrating management alignment with shareholder value, qualities that have the potential to deliver benefits to investors. Fiscally responsible companies typically exhibit solid operating cash flow generation relative to reported net income, lower than average debt-to-capital ratio, and an ability to generate high return on assets. Company managements that demonstrate alignment with shareholder interests will typically redeploy cash when an investment will improve overall returns, or otherwise return capital to shareholders in the form of dividends.

The Fund can invest in securities of any market capitalization, but the investment process typically finds more opportunities in smaller companies. Thus, the Fund will have a majority of holdings in the small- and mid-capitalization space of the market.

The Fund may invest up to 15% of its net assets in foreign securities.

The Fund may also hold cash or other short-term investments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Fund will be subject to the following principal risks:

Market Risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider conflicts, could continue to have adverse effects on regional and global economies and may further strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets.

Foreign Securities Risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability, military conflicts and sanctions, terrorism, arbitrary application of laws and regulations or lack of rule of law, and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Sanctions or other government actions against certain countries could negatively impact the Fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets.

Emerging Market Securities Risk. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Small and Mid Cap Companies Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Portfolio Turnover Risk. If the Fund does a lot of trading, it may incur additional operating expenses and other costs, which would reduce performance. Trading activity could also cause shareholders to incur a higher level of taxable income or capital gains.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Advisor’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular market segment, security, industry, sector or region, or about market movements or interest rates or other factors, is incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the Sub-Advisor.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Market Disruptions Risk. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Changes in Trade Negotiations Risk. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Highly Volatile Markets Risk. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Aquila Opportunity Growth Fund, a series of Aquila Funds Trust (the “Second Predecessor Fund”) acquired the assets and liabilities of Aquila Three Peaks Equity Opportunity Fund (the “First Predecessor Fund”) on October 11, 2013. The Fund acquired all of the assets and liabilities of the Second Predecessor Fund (together with the First Predecessor Fund, the “Predecessor Funds”) in a tax-free reorganization on November 22, 2024 (the “Reorganization”). In connection with the Predecessor Fund acquisition, (i) the Predecessor Fund’s Class A shares, Class C shares, and Class I shares were exchanged for Class A shares of the Fund; (ii) the Predecessor Fund’s Class Y shares were exchanged for Institutional Class shares of the Fund; and (iii) the Class F shares are no longer offered. The Predecessor Funds had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Funds.

Performance information for the periods presented below includes performance of the Fund’s prior investment Advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://equityopportunityfund.cantorassetmanagement.com.

You may obtain the Fund’s most recently available month-end performance by calling 1-833-764-2266 or 1-855-9-CANTOR (1-855-922-6867) or by visiting the Fund’s website at https://equityopportunityfund.cantorassetmanagement.com.

Calendar year-by-year total return  (Institutional Class)

During the periods illustrated in this bar chart, the Institutional Class’s highest quarterly return was 16.53% for the quarter ended December 31, 2020, and its lowest quarterly return was (25.22)% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2025

	1 year	5 years	10 years
Institutional Class return before taxes	16.44%	8.26%	9.14%
Institutional Class return after taxes on distributions	15.17%	5.06%	6.72%
Institutional Class return after taxes on distributions and sale of Fund shares	10.68%	5.81%	6.80%
Class A shares return before taxes	11.19%	7.01%	8.34%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)*	17.88%	14.42%	14.82%
MSCI USA Mid Cap Index (reflects no deduction for fees, expenses or taxes)	8.14%	11.86%	11.03%

*	Standard & Poor’s 500® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global. All rights reserved. The MSCI USA Mid Cap Index is used as a secondary benchmark because the Advisor believes it represents the portion of the market in which the Fund invests.

After-tax performance is presented only for Institutional Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P. The Fund’s sub-adviser is Smith Group Asset Management, LLC. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

Portfolio managers	Title	Start date on the Fund
Eivind Olsen, CFA	Lead Portfolio Manager for the Fund Portfolio Manager of the Sub-Advisor	2024
John D. Brim, CFA	Co-Portfolio Manager for the Fund Chief Investment Officer of the Sub-Advisor	2024

PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Cantor Fitzgerald Equity Opportunity Fund, c/o Ultimus Fund Solutions, LLC, via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246 or via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Please call the Fund at 1-833-764-2266 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through a tax deferred arrangement will generally be taxed upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT
OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS

Information about the investment objective and principal investment strategy for each of the Cantor Fitzgerald Equity Dividend Plus Fund (the “Equity Dividend Plus Fund”), Cantor Fitzgerald Large Cap Focused Fund (the “Large Cap Focused Fund”), the Cantor Fitzgerald International Equity Fund (the “International Equity Fund”), Cantor Fitzgerald High Income Fund (the “High Income Fund”) and Cantor Fitzgerald Equity Opportunity Fund (the “Equity Opportunity Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided in that Fund’s summary section. Additional information regarding the principal investment strategy and other investment policies for each Fund is provided below.

EQUITY DIVIDEND PLUS FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide above-average and growing income while also achieving long-term growth of capital. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to an investment. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Advisor uses fundamental analysis to select portfolio securities, consisting primarily of above-average dividend yielding, undervalued securities with capital appreciation and dividend growth potential. The Advisor will also sell covered call options on a portion of the Fund’s equity securities to generate additional cash flow.

The Advisor will focus on a number of objectives to achieve the Fund’s overall investment objectives. Under normal market conditions, the Advisor will attempt to:

●	Build the Fund’s portfolio with above-average dividend yielding stocks, defined as a dividend yield 25% greater than the market as measured by the S&P 500® Index at the time of initial purchase.

●	Enhance, or generate, additional portfolio income by selectively writing, or selling, covered call options generally in a range of between 15-30% of the Fund’s net assets.

●	Select portfolio securities that have a history of paying dividends with the likelihood of future dividend increases.

●	Manage risk or attempt to lower volatility by diversifying the portfolio across major economic sectors.

●	Generate portfolio appreciation by acquiring equities that in the Advisor’s opinion are undervalued relative to the market and the company’s historical valuations.

The Investment Process the Advisor uses to select the portfolio securities begins with a screening process, then valuation analysis and business analysis, and, finally, portfolio construction. Therefore, the Advisor attempts to:

●	Narrow a large universe of companies with market capitalizations greater than $1.5 billion to identify stocks with current yields 25% greater than the S&P 500.

●	Identify companies with attractive valuations based on analysis of each company’s historical, absolute and/or relative valuation, based upon price-to-sales, price-to-book value, price-to-cash flow, price-to- earnings and dividend yield.

●	Fundamentally analyze each business, reviewing items such as the business outlook, competitive position, profitability, free cash flow, balance sheet, dividend history, payout ratio and corporate governance.

●	Construct a well-diversified portfolio of approximately 50 companies with above-average yield, attractive valuation and fundamentals, dividend growth potential, and allocated across variety of major economic sectors.

Sell Strategy. While portfolio securities are generally acquired for the long term, they may be sold when the Advisor believes that:

●	the anticipated price appreciation has been achieved;

●	the anticipated price appreciation is no longer probable;

●	the dividend yield falls below the Advisor’s yield objective;

●	the dividend outlook deteriorates;

●	the fundamentals of a company’s business or general market conditions have changed, in the Advisor’s opinion, enough that they are no longer attractive; or

●	alternate investments offer superior prospects.

Covered Call Options. When the Advisor believes that individual equity securities held by the Fund are approaching the top of the Advisor’s growth and price expectations, covered call options may be written (sold) against such securities and the Fund will receive a cash premium in return. The Fund writes options only for income generation and hedging purposes and not for speculation. The Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. The aggregate value of the underlying obligations will normally not exceed 35% of the Fund’s net assets, but may increase to 50% of net assets when, in the Advisor’s opinion, such investments would be advantageous to the Fund.

Distributions. The Fund’s distribution policy is to make quarterly distributions to shareholders. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as a return of capital. Return of capital distributions are taken from the amount invested in the Fund by a shareholder, not from the Fund’s performance. All or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

LARGE CAP FOCUSED FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to an investment objective or a change to the Fund’s 80% investment policy in large cap equity securities takes place. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Under the general supervision of the Advisor, the Fund invests in a portfolio of approximately 35-45 common stocks that the Sub-Advisor believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises. The Fund is managed by an investment team.

When selecting investments for the Fund, the Sub-Advisor employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The security selection process consists of three steps. Beginning with a universe of the largest approximately 1,000 U.S. based companies by market capitalization, which include large, mid, and small capitalization companies, the Sub-Advisor’s investment team uses screens primarily based on earnings growth potential, valuation, financials, and earnings quality factors to narrow the candidate universe. The Sub-Advisor’s earnings quality screen is intended to assess the sustainability of a company’s growth, which the Sub-Advisor believes will allow for a company to experience an extended period of improving earnings growth. In assessing the sustainability of a company’s growth, the Sub-Advisor includes an analysis of the company’s financial condition including the relationship of operating cash flow to reported net income; balance sheet accruals, which includes an assessment of the individual components of working capital in addition to select operating asset/liability accounts; asset utilization; and returns on capital. Through this analysis, the Sub-Advisor is seeking to invest in companies with improving returns that, over time, will be converted to higher growth rates.

Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise. The process incorporates the following considerations: changes in earnings expectations and financial and earnings quality analysis.

The screening steps produce a list of approximately 80-100 eligible companies that are subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning. The investment team uses the results of this analysis to construct a portfolio of approximately 35-45 common stocks that are believed to have the best growth and risk characteristics.

Holdings in the portfolio become candidates for sale if the investment team identifies what they believe to be negative investment or performance characteristics. Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, deterioration of financial and earnings quality or announcement of a buyout. When a stock is eliminated from the portfolio, it is generally replaced with the stock that the investment team considers to be the next best stock that has been identified by the Sub-Advisor’s screening process. Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to an investment objective or a change to the Fund’s 80% investment policy in equity securities takes place. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Under the general supervision of the Advisor, the Fund invests in a portfolio of approximately 35-45 equity and equity-related securities (common stock, ADRs, and GDRs) of large and midcap companies that the Fund’s sub-advisor, Smith Group Asset Management, LLC (the “Sub-Advisor”), believes offers the best potential for unexpected earnings growth. Under normal circumstances, the Fund will primarily invest its net assets in equity and equity-related securities of companies located in at least ten countries outside the U.S., including in emerging market countries.

The Sub-Advisor believes that companies that can sustainably grow earnings faster than expected (with a goal of identifying companies likely to grow at a faster than expected rate for at least the next two years) should outperform over the long run. The Sub-Advisor believes that the most attractive earnings a company can generate are (1) above investor expectations over an extended time period, (2) supported by strong earnings quality as more fully described below, and (3) not yet recognized by investors and, thus, reasonably valued.

The Sub-Advisor employs quantitative and qualitative analysis to identify high quality, reasonably valued companies that it believes have the ability to exceed investor expectations for earnings growth.

The starting selection universe for the Fund is the MSCI All-Country World Index ex-United States. The Sub-Advisor’s investment team uses screens primarily based on earnings growth potential, earnings quality factors, valuation metrics, and liquidity to narrow the candidate universe.

Stocks that pass the initial screens are then ranked using a proprietary methodology to produce a list of approximately 100 candidates that the Sub-Advisor believes have a high probability of achieving above expected earnings growth. The analysis includes an evaluation of changes in the growth outlook for a company, an evaluation of earnings quality, and an evaluation of the reasonableness of the current valuation. In assessing the changes in a company’s growth outlook, the Sub-Advisor generally reviews the movements in analysts’ projected growth for the company across several income statement metrics and time periods. In assessing a company’s earnings quality, the Sub-Advisor includes an analysis of the company’s financial condition including the relationship of operating cash flow to reported net income; balance sheet accruals, which includes an assessment of the individual components of working capital in addition to select operating asset/liability accounts; asset utilization; and returns on capital. In assessing the reasonableness of a company’s valuation, the Sub-Advisor compares the current valuation of the company to other companies within its sector and other companies in its geographic region.

The Sub-Advisor then performs traditional fundamental analysis of the companies ranked highly by the Sub-Advisor’s proprietary methodology described above to confirm the attractiveness of the company. In confirming the attractiveness of the company’s growth outlook, the Sub-Advisor looks to understand the sources and catalysts for earnings growth and the company’s competitive position. As part of this evaluation the Sub-Advisor typically examines company regulatory filings, investor presentations, competitor information, and industry trends. In confirming the attractiveness of a company’s earnings quality, the Sub-Advisor analyzes the integrated financial statements of the company (income statement, balance sheet, and cash flow statement) to determine the credibility and sustainability of the company’s potential for unexpected growth. In confirming the reasonableness of the company’s valuation, the Sub-Advisor considers valuation relative to historical averages, valuation relative to direct peers and valuation relative to the current point in the economic cycle.

The Sub-Advisor uses the bottom-up selection process described above to identify the most attractive candidates for inclusion in the portfolio. The Sub-Adviser seeks to control risk for the Fund by forming a portfolio that generally does not maintain a significant bias (generally defined as plus or minus 10% relative to the Fund’s benchmark, the MSCI All-Country World Index ex-United States) for or against a particular geographic region or economic sector relative to its benchmark. As of September 30, 2025, the benchmark, and, therefore, the Fund has the largest absolute weights in the Financials, Information Technology, and Industrials sectors. The Fund is primarily concerned with selecting outperforming stocks rather than outperforming regions/sectors. In addition to controlling region and sector exposure, the Sub-Advisor also seeks to limit overall market risk for the Fund, by generally remaining within a target range of variance on beta relative to beta for the benchmark. Beta is a measure of a stock’s historical or projected volatility in comparison with that of a market index. Stocks with a beta above 1 tend to be more volatile than their index, while stocks with lower betas tend to be less volatile.

Stocks may be sold if they exhibit negative investment or performance characteristics, including: a deterioration in the company’s potential for unexpected growth, a deterioration in earnings quality, a valuation that is no longer compelling, or a corporate action such as a buyout.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

HIGH INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to an investment objective or a change to the Fund’s 80% investment policy in income-producing securities takes place. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. Such securities may be rated at any level by nationally recognized statistical rating organizations or they may be unrated. The Fund’s portfolio will typically include a high proportion, up to 100%, of high-yield/high-risk securities rated below investment grade. Such securities are sometimes called “junk bonds.” Junk bonds are considered speculative investments.

The bonds the Fund purchases can be of any maturity but the average effective weighted maturity of the Fund’s portfolio will normally be within one year of the average maturity of the Bloomberg US Corporate High Yield Total Return Index Value Unhedged. The average maturity of the Index as of December 31, 2025 was 4.76 years. Maturity is the length of time during which the owner of the bond will receive interest payments on the investment. The Sub-Advisor may vary the composition of the Fund’s portfolio to adjust the average-weighted effective maturity, duration, yield curve positioning and overall credit quality rating of the portfolio to reflect its analysis of interest rate trends. Thus, the Sub-Advisor may attempt to shorten the Fund’s average-weighted effective maturity and duration when the Sub-Advisor expects interest rates to rise and to lengthen it when it expects interest rates to fall.

In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the Sub-Advisor applies a “bottom up” approach in choosing investments. This means that the Sub-Advisor considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the Fund’s investment policies. The Sub-Advisor also employs a relative value analysis (analysis based upon valuations of investments with similar ratings and duration) and fundamental credit research (examining published financial results for improving balance sheets, improving cash flow or interest coverage, improving and/or unexpected earnings growth and management quality) on potential investments in an effort to identify companies with attractive characteristics and/or strong business models (the Sub-Advisor believes strong business models include such things as brand awareness, intellectual property, market position, or having resources others do not). The Sub-Advisor will consider selling a position if: (1) a position becomes a disproportionately large portion of the Fund’s portfolio (more than about 5%); (2) using the same relative value analysis described above, the Sub-Advisor believes it is overpriced; (3) company becomes less attractive using the same relative value analysis described above due to weakening projections for the company’s future performance; or (4) external factors such as market shifts or regulatory changes make the security no longer attractive using the same relative value analysis described above. The Sub-Advisor’s buy and sell decisions typically result in a portfolio turnover rate of 30% to 50% under normal circumstances and a portfolio of 50 to 80 positions.

Within the parameters of the Fund’s specific investment policies, the Fund may invest without limit in foreign debt, including debt of emerging markets issuers. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States.

The Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities.

From time to time, the Fund may hold significant amounts of cash or other short-term investments in response to market volatility, while seeking to identify investment opportunities for the Fund, or for other reasons.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

EQUITY OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to an investment objective or a change to the Fund’s 80% investment policy in equity securities takes place. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of U.S. issuers. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. In addition to common stocks, exchange traded funds that invest primarily in equity securities, warrants, convertible bonds and preferred stock are considered equity securities for purposes of the Fund’s 80% policy. The Fund will also examine the holdings of any investment companies in which it invests for purposes of the Fund’s 80% policy.

The Fund’s investment strategy focuses on factors specific to each investment, including: internal changes to the company or external changes in the company’s environment that drive improving balance sheet, cash flow, or earnings growth; hidden or unappreciated value (unexpected earnings growth potential where the Sub-Advisor believes the company can report results ahead of the consensus of analysts’ expectations); management quality; and a strong business model (in the Sub-Advisor’s opinion, solid earnings quality indicating sustainability to the company’s growth). The Fund invests in equity securities that can be characterized as “growth” (companies with an above average earnings growth rate) or “value” (companies with a below average price-to-earnings ratio), as both kinds of companies may have characteristics that make the investment attractive. The Fund invests in a range of stock market capitalizations that could include small-cap, mid- cap, and large-cap. Companies favored in the research process are those viewed to be fiscally responsible and demonstrating management alignment with shareholder value, qualities that have the potential to deliver benefits to investors. Fiscally responsible companies typically exhibit solid operating cash flow generation relative to reported net income, lower than average debt-to-capital ratio, and an ability to generate high return on assets. Company managements that demonstrate alignment with shareholder interests will typically redeploy cash when an investment will improve overall returns, or otherwise return capital to shareholders in the form of dividends.

The Fund can invest in securities of any market capitalization, but the investment process typically finds more opportunities in smaller companies. Thus, the Fund will have a majority of holdings in the small- and mid-capitalization space of the market.

The Fund may invest up to 15% of its net assets in foreign securities.

From time to time, the Fund may hold significant amounts of cash or other short-term investments in response to market volatility, while seeking to identify investment opportunities for the Fund, or for other reasons.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

MORE INFORMATION ABOUT RISKS OF INVESTING IN THE FUNDS

The loss of your money is a principal risk of investing in a Fund. Investments in a Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that a Fund will be successful in meeting its investment objective. Generally, a Fund will be subject to the following risks:

Risk	Equity Dividend Plus Fund	Large Cap Focused Fund	International Equity Fund	High Income Fund	Equity Opportunity Fund
Active Management and Selection Risk.	✓	✓	✓
Changes in Trade Negotiations Risk.	✓	✓	✓	✓	✓
Covered Call Option Risk.	✓
Credit Risk.				✓
Cybersecurity Risk.	✓	✓	✓	✓	✓
Distribution Risk.	✓
Dividend Strategy Risk.	✓
Emerging Market Securities Risk.				✓	✓
Equity Securities Risk.	✓	✓	✓		✓
Extension Risk.				✓
Foreign Securities Risk.			✓	✓	✓
Growth Stock Risk.		✓	✓
Highly Volatile Markets Risk.	✓	✓	✓	✓	✓
Interest Rate Risk.				✓
Investment Risk.	✓	✓	✓	✓	✓
Junk Bond Risk.				✓
Limited Number of Securities Risk.		✓	✓
Liquidity Risk.		✓	✓	✓
Market Disruption Risk.	✓	✓	✓	✓	✓
Market Risk.	✓	✓	✓	✓	✓
Mid-Cap Company Risk.	✓		✓
Portfolio Selection Risk.				✓	✓
Portfolio Turnover Risk.					✓

Risk	Equity Dividend Plus Fund	Large Cap Focused Fund	International Equity Fund	High Income Fund	Equity Opportunity Fund
Prepayment or Call Risk.				✓
Redemption Risk.				✓	✓
Sector Risk.		✓	✓
Small and Mid Cap Companies Risk.		✓			✓
Subordinated Securities Risk.				✓
Tax Risk.	✓
U.S. Debt Ceiling and Budget Deficit Risks.	✓	✓	✓	✓	✓
Valuation Risk.				✓

Active Management and Selection Risk. The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Changes in Trade Negotiations Risk. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Advisor is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock.

Credit Risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. Changes in actual or perceived creditworthiness may occur quickly. If a Fund enters into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty. In addition, a Fund may incur expenses and suffer delays in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.

Cybersecurity Risk. As part of its business, the Advisor and Sub-Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and Sub-Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Cybersecurity failures by and breaches of a Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding a Fund or their investment in a Fund, cause loss of or unauthorized access to private shareholder information, or result in financial losses to a Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. Substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on a Fund’s ability to plan for or respond to a cyber attack.

Distribution Risk. The Fund seeks to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Dividend Strategy Risk. Stocks of companies with a history or paying dividends may not participate in a broad market advance to the same degree as most other stocks and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates and the price of such securities may fall if there is an increase in interest rates. At times, the Fund may not be able to identity dividend-paying stocks that are attractive investments. The income received by the Fund will fluctuate due to the amount of dividends that companies elect to pay.

Emerging Market Securities Risk. The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Because each Fund may invest a significant amount of its assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in emerging market securities should be considered speculative.

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline and can be more volatile than the market as a whole if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets.

Extension Risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline even more than they would have declined due to the rise in interest rates alone. This may cause a Fund’s share price to be more volatile.

Foreign Securities Risk. Foreign securities have investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund with significant investments in foreign securities than another fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies and markets than about U.S. companies and markets. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. It may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a Fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. In addition, a Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability, military conflicts and sanctions, terrorism, arbitrary application of laws and regulations or lack of rule of law, and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Sanctions or other government actions against certain countries could negatively impact a Fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The U.S. and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in a Fund.

China and other developing market countries may be subject to considerable degrees of economic, political and social instability. Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. The U.S. has also restricted the sale of certain goods to China. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. China’s central government exercises significant control over China’s economy and may intervene in the financial markets, such as by imposing trading restrictions, and investments in Chinese issuers could be adversely affected by changes in government policies. The Chinese economy could be adversely affected by supply chain disruptions. The effect of China’s recent relaxation of its zero-COVID policy on China’s economy and global supply chains may not be fully known for some time. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats. In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

Each of International Equity Fund, High Income Fund, and Equity Opportunity Fund may invest in securities denominated in foreign currencies, and, as a consequence, the Fund’s share price and yield can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled.

Growth Stock Risk. Growth stocks (such as those in the information technology sector) reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Highly Volatile Markets Risk. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Interest Rate Risk. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities generally falls. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Fund. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a Fund, and the Fund’s yield, will decline. Also, when interest rates decline, investments made by a Fund may pay a lower interest rate, which would reduce the income received and distributed by the Fund; however, the value of fixed income securities generally rises when interest rates decline. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security will generally go down.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, during a period of rapidly rising interest rates, the changes in the coupon rates of the Fund’s variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of a Fund before interest rates in the Fund’s securities or the assets underlying the securities are adjusted to reflect current market rates. In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. In turn, the income or return generated by the Funds may decline due to a decrease in market interest rates.

Junk Bonds Risk. A Fund will be subject to greater levels of credit risk to the extent that the Fund holds below investment grade debt securities (that is, securities rated below Baa/BBB or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

Limited Number of Securities Risk. The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Liquidity Risk. The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Liquidity risk exists when particular investments, including securities issued in private placement transactions, are difficult to purchase or sell. Although most of the Funds’ investments must be liquid at the time of investment, investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil or due to adverse changes in the condition of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. A lack of liquidity or other adverse credit market conditions may affect the Fund’s ability to sell its investments and to purchase suitable investments. Certain investments in private placements, which are subject to legal or contractual restrictions on resale and/or may lack a ready market for resale, may be considered illiquid investments. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs or to try to limit losses, the Fund may suffer a substantial loss or may not be able to sell at all. A Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, a Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). A Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions may be higher than normal.

Market Disruptions Risk. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Market Risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Mid-Cap Company Risk. The earnings and prospects of medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Advisor’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular market segment, security, industry, sector or region, or about market movements or interest rates or other market factors, is incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the Sub-Advisor.

Portfolio Turnover Risk. If a Fund does a lot of trading, it may incur additional operating expenses and other costs, which would reduce performance. Trading activity could also cause shareholders to incur a higher level of taxable income or capital gains.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Redemption Risk. A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s Manager, redemptions by these shareholders may further increase the Fund’s redemption risk. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Sector risk. The risk that the value of securities in a particular sector will decline because of changing expectations for the performance of that sector.

●	Financial Sector Risk. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

●	Information Technology. Technology companies, including information technology, software, and technology hardware and equipment companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, aggressive pricing, changes in demand, and competition to attract and retain the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.

●	Industrials. The industrials sector is subject the adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; adverse effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.

Small to Mid Cap Companies Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Subordinated Securities Risk. Each Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A Fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Tax Risk. The Fund’s quarterly distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair-valued securities or if a different valuation methodology had been used. Fixed income securities are typically valued using fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its net asset value. The ability to value a Fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

NON-PRINCIPAL RISKS

In addition to the principal risks described above, the Equity Dividend Plus Fund has the following non-principal risks:

Convertible Bonds. The Fund may invest in convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Advisor to be of comparable quality. The value of convertible bonds will fluctuate based on a variety of factors, including general bond market conditions, interest rates, the maturity of the security, the creditworthiness of an issuer and the liquidity of the security.

Convertible Security Risk. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Foreign Investments. ADRs are subject to risks similar to those associated with direct investments in foreign securities. Investment in foreign securities involves risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices, or requirements comparable to those found in the United States. Foreign security issuers may also be subject to political, economic or market instability, unfavorable government action in their local jurisdictions, or economic sanctions, tariffs, trade agreements or other restrictions imposed by U.S. or foreign regulators. In addition, the dividends payable on certain of the Funds’ foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

Depositary receipts are subject to some of the same risks as direct investment in foreign companies and certain additional risks. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored depositary arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid directly by the depositary holders. Because unsponsored depositary arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositaries and voting rights with respect to the deposited securities are not passed through to the holders.

The risks of foreign investing are of greater concern in the case of investments in emerging markets. Emerging market countries may have economic structures that are generally less diverse and mature than the economies of developed countries and may have unstable governments that are subject to sudden change. The markets of developing countries may have more frequent and larger price changes than those of developed countries.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstances, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market, or other conditions.

Money Market Instruments. When the Fund invests in shares of money market funds, there will be some duplication of expenses because the Fund will indirectly pay a proportionate share of the money market fund’s advisory fees and operating expenses. Holding cash, even strategically, may lead to missed investment opportunities particularly when the stock market is rising. A low interest rate environment may prevent money market instruments from keeping pace with inflation.

Preferred Stock Risk. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after the company makes required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Preferred stocks and bonds rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. They may possess a greater risk of default or price changes due to changes in the issuer’s creditworthiness or the market’s perception of an issuer’s creditworthiness.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with a Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When a Fund takes temporary defensive positions, a Fund may not be able to achieve their investment objectives.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in each Fund’s Statement of Additional Information.

MANAGEMENT OF THE FUND

Investment Advisor. The Funds’ investment advisor is Cantor Fitzgerald Investment Advisors, L.P., located at 110 East 59th Street, NY, NY 10022. The Advisor was formed in 2010 and became registered in 2011 as an investment advisor with the SEC under the

Investment Advisers Act of 1940, as amended. The Advisor serves as an investment adviser to individuals, pension plans, charitable organizations, and registered funds. Pursuant to the investment advisory agreement with the Cantor Select Portfolios Trust (the “Trust”), the Advisor manages the investment portfolio and business affairs of the Funds. As of September 30, 2025, the Advisor had approximately $3 billion in total assets under management.

Advisor Compensation.

For the Equity Dividend Plus Fund, as full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion. During the fiscal year ended September 30, 2025, the Equity Dividend Plus Fund paid investment advisory fees (after fee waivers) equal to 0.48% of the Equity Dividend Plus Fund’s average daily net assets.

For the Large Cap Focused Fund, as full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion. For the fiscal year ended September 30, 2025 the Large Cap Focused Fund paid investment advisory fees (after fee waivers) equal to 0.62% of the Large Cap Focused Fund’s average daily net assets.

For the International Equity Fund, as full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.79%. For the fiscal year ended September 30, 2025 the International Equity Fund paid investment advisory fees (after fee waivers) equal to 0.0% of the International Equity Fund’s average daily net assets.

For the High Income Fund, as full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.65%. During the period January 1, 2025 through September 30, 2025, the High Income Fund paid investment advisory fees (after fee waivers) equal to 0.55% of the High Income Fund’s average daily net assets.

For the Equity Opportunity Fund, as full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.80%. During the period January 1, 2025 through September 30, 2025, the Equity Opportunity Fund paid investment advisory fees (after fee waivers) equal to 0.80% of the Equity Opportunity Fund’s average daily net assets.

Expense Limitation Agreement. In the interest of limiting expenses of a Fund, the Advisor has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to the limits set forth below. This contractual arrangement is in effect through the dates set forth below, unless terminated by the Board of Trustees of the Fund (the “Board” or the “Trustees”) at any time.

Fund	Expense Cap	Expiration
Equity Dividend Plus Fund	1.24% Class A 0.99% Institutional Class 0.92% Class R6	January 31, 2027
Large Cap Focused Fund	1.17% Class A 0.86% Institutional Class 0.65% Class R6	January 31, 2027
International Equity Fund	1.24% Class A 0.99% Institutional Class 0.90% Class R6 0.79% Class F	January 31, 2027
High Income Fund	1.00% Class A 0.80% Institutional Class 0.80% Class R6	January 31, 2027
Equity Opportunity Fund	1.50% Class A 1.25% Institutional Class 1.18% Class R6	January 31, 2027

The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Sub-Advisor. The Large Cap Focused Fund, International Equity Fund, High Income Fund, and Equity Opportunity Fund’s sub-advisor is Smith Group Asset Management, LLC, (the “Sub-Advisor”) located at 100 Crescent Court, Suite 1150, Dallas, TX 75201. The Sub-Advisor is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended. Pursuant to a sub-advisory agreement with the Advisor, the Sub-Advisor provides each applicable Fund with a program of continuous supervision of a Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. The Sub-Advisor is also responsible for the selection of broker-dealers through which a Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees.

Sub-Advisor Compensation.

For the Large Cap Focused Fund, as full compensation for the investment advisory services provided to the Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.20%. For the fiscal year ended September 30, 2025 the Advisor paid the Sub-Advisor investment sub-advisory fees equal to 0.20%  of the Large Cap Focused Fund’s average daily net assets.

For the International Equity Fund, as full compensation for the investment advisory services provided to the Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.25%. For the fiscal year ended September 30, 2025 the Advisor paid the Sub-Advisor investment sub-advisory fees equal to 0.25%  of the International Equity Fund’s average daily net assets.

For the High Income Fund, as full compensation for the investment advisory services provided to the Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.25%. During the period January 1, 2025 through September 30, 2025, the Advisor paid the Sub-Advisor investment sub-advisory fees equal to 0.25% of the High Income Fund’s average daily net assets.

For the Equity Opportunity Fund, as full compensation for the investment advisory services provided to the Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.35%. During the period January 1, 2025 through September 30, 2025, the Advisor paid the Sub-Advisor investment sub-advisory fees equal to 0.35% of the Equity Opportunity Fund’s average daily net assets.

Disclosure Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement. A discussion regarding the Board’s basis for the approval of each investment advisory agreement and sub-advisory agreement, as applicable, will be provided to shareholders as noted in the following table:

Fund Name	Shareholder Report
Equity Dividend Plus Fund	Annual Report
Large Cap Focused Fund	Annual Report
International Equity Fund	Annual Report
High Income Fund	Annual Report
Equity Opportunity Fund	Annual Report

Portfolio Managers. Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.

Equity Dividend Plus Fund

Portfolio Managers. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

John T. Bruce, CFA has been a Senior Managing Director of the Advisor since 2021. He founded Flippin, Bruce & Porter, Inc., the Fund’s previous adviser in 1985, and served as President and a principal of the firm until June 2021.

David J. Marshall, CFA has been a Senior Managing Director of the Advisor since 2021. Previously, he was with Flippin, Bruce & Porter, Inc. where he was a Portfolio Manager/Analyst and a part of the investment team since 1994.

Norman D. Darden III, CFA has been a Senior Managing Director of the Advisor since 2021. Previously, he was with Flippin, Bruce & Porter, Inc. where he was a Portfolio Manager/Analyst and a part of the investment team since 1999.

J. Scott Morrell, CFA has been a Senior Managing Director of the Advisor since 2021. Previously, he was with Flippin, Bruce & Porter, Inc. where he was a Portfolio Manager/Analyst and a part of the investment team since 1995.

Large Cap Focused Fund

The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

John D. Brim, CFA Chief Investment Officer. John D. Brim joined Smith Group Asset Management in March 1998 and is president and chief investment officer. Prior to joining the firm, he was a manager within the institutional investment consulting group of Deloitte & Touche from 1997 to 1998. From 1990 to 1997, Brim held a variety of positions, including senior client manager with NationsBank Asset Management in Dallas. He earned his bachelor’s degree in economics from Texas A&M University. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

Eivind Olsen, CFA Portfolio Manager. Eivind Olsen joined Smith Group Asset Management in May 2008 and is a member of the portfolio management team. Prior to joining Smith Group, he was a portfolio manager with Brazos Capital Management/John McStay Investment Counsel from 1998 to 2008. From 1994 to 1996, he did equity research as an associate analyst with Rauscher Pierce Refsnes. He earned a bachelor’s degree in accounting and finance from Texas Christian University and an MBA in finance from the University of Texas. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

International Equity Fund

The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

John D. Brim, CFA Chief Investment Officer. John D. Brim joined the Sub-Advisor in March 1998 and is president and chief investment officer. Prior to joining the firm, he was a manager within the institutional investment consulting group of Deloitte & Touche from 1997 to 1998. From 1990 to 1997, Brim held a variety of positions, including senior client manager with NationsBank Asset Management in Dallas. He earned his bachelor’s degree in economics from Texas A&M University. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

Stephanie C. Jones, CPA Director, Non-US Equities. Mrs. Jones joined the Sub-Advisor in February 2010 and is a member of the portfolio management team. Prior to joining the firm, she was an Equity Analyst for Cimarron Asset Management, LLC from 2006-2010. From 2001 to 2006, she was a Principal for Mercer Human Resource Consulting. Previously, she held positions at Halliburton Co., where she was part of the corporate financial and SEC reporting group, and Price Waterhouse, LLP, where she worked as an auditor. Mrs. Jones graduated with a BBA in Accounting from Texas A&M University, and has an MBA with a concentration in Finance from Southern Methodist University. She is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants (AICPA).

High Income Fund

Portfolio Managers. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio. The Fund’s lead portfolio manager is David Schiffman, who has served in that capacity since October 2021. John Brim is also a member of the investment team that manages the Fund and has served as Co-Portfolio Manager since October 18, 2024.

David Schiffman Portfolio Manager. David Schiffman has been Portfolio Manager and Director of Fixed Income Investments at the Sub-Advisor since October 18, 2024. Mr. Schiffman was previously a Portfolio Manager at Aquila Investment Management LLC from September 2021 to October 2024. Mr. Schiffman was Chief Investment Officer and Senior Portfolio Manager of The Terra Group from 2020 to September 2021. Mr. Schiffman was Director of Insurance Investing at Foresters Investment Management Co. from 2017 to 2019, where he was responsible for the management and credit research of all investment-grade and high-yield fixed income, insurance-related assets. Previously, Mr. Schiffman was a senior fixed income portfolio manager and senior financial strategist at First Empire Asset Management from 2011 to 2017, a risk manager and senior compliance officer at UBS International from 2005 to 2011, a director of fixed income investments and senior fixed income portfolio manager at The Pension Boards – United Church of Christ from 2000 to 2005, and a portfolio manager at GRE Insurance Group from 1996 to 1999. Mr. Schiffman is a graduate of the State University of New York at Binghamton where he earned a Bachelor of Arts degree in Economics, as well as an MBA in Finance. Mr. Schiffman is a member of the Fixed Income Analysts Society and holds FINRA Series 7 and 63 licenses.

John D. Brim, CFA Chief Investment Officer. John D. Brim joined Smith Group Asset Management in March 1998 and is president and chief investment officer. Prior to joining the firm, he was a manager within the institutional investment consulting group of Deloitte & Touche from 1997 to 1998. From 1990 to 1997, Brim held a variety of positions, including senior client manager with NationsBank Asset Management in Dallas. He earned his bachelor’s degree in economics from Texas A&M University. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

Equity Opportunity Fund

The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio. The Fund’s lead portfolio manager is Eivind Olsen, who has served in that capacity since October 18, 2024. John Brim is also a member of the investment team that manages the Fund and has served as Co-Portfolio Manager since October 18, 2024.

Eivind Olsen, CFA Portfolio Manager. Eivind Olsen joined Smith Group Asset Management in May 2008 and is a member of the portfolio management team. Prior to joining Smith Group, he was a portfolio manager with Brazos Capital Management/John McStay Investment Counsel from 1998 to 2008. From 1994 to 1996, he did equity research as an associate analyst with Rauscher Pierce Refsnes. He earned a bachelor’s degree in accounting and finance from Texas Christian University and an MBA in finance from the University of Texas at Austin. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

John D. Brim, CFA Chief Investment Officer. John D. Brim joined Smith Group Asset Management in March 1998 and is president and chief investment officer. Prior to joining the firm, he was a manager within the institutional investment consulting group of Deloitte & Touche from 1997 to 1998. From 1990 to 1997, Brim held a variety of positions, including senior client manager with NationsBank Asset Management in Dallas. He earned his bachelor’s degree in economics from Texas A&M University. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (“Distributor”), is the principal underwriter and distributor of each of the Funds’ shares on a best-efforts basis, subject to various conditions, and serves as each of the Funds’ exclusive agent for the distribution of a Fund shares. The Distributor may sell each of the Funds’ shares to or through qualified securities dealers or others.

Each of the Funds have adopted a plan of distribution (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. Pursuant to the Distribution Plan, a Fund may (i) incur certain expenses, including reimbursing the Distributor and others for items such as marketing and other activities reasonably intended to result in sales of Class A shares of the Funds, and/or (ii) pay compensation for providing account maintenance services to the Class A shares of the Funds, including arranging for certain dealers or brokers, administrators, and others to provide them services.

The Distribution Plan provides that each of the Funds may annually pay the Distributor up to 0.25% of the average daily net assets attributable to its Class A Shares, except for the High Income Fund which may annually pay the Distributor up to 0.20% of the average daily net assets attributable to its Class A shares. These payments are commonly referred to as “12b-1 fees.” Because the 12b-1 fees are paid out of each of the Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

INVESTING IN THE FUND(S)

Choosing a Share Class. Through this prospectus, each of the Funds offers multiple different classes of shares. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. Each class represents interests in the same portfolio of investments and has the same rights, but each class differs with respect to sales loads, minimum investments, and ongoing expenses, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to invest, and whether you plan to make additional investments.

Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Each investor’s considerations are different. You should speak with your financial representative or broker-dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

Class A Shares – Equity Dividend Plus Fund, Large Cap Focused Fund, International Equity Fund, Equity Opportunity Fund

●	A 5.75% front-end sales charge.

●	Distribution and service plan (Rule 12b-1) fees of 0.25%.

●	No contingent deferred sales charge on shares redeemed.

●	Generally, $1,000 minimum for initial investment and $100 minimum for subsequent investments. For IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans, $250 minimum for initial investment and $25 minimum for subsequent investments. For Coverdell Education Savings Accounts, $500 minimum for initial investment and $25 minimum for subsequent investments.

●	If you invest $50,000 or more your front-end sales charge will be reduced.

●	You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

●	Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class.

●	Class A Shares – High Income Fund only

●	A 4.00% front-end sales charge.

●	Distribution and service plan (Rule 12b-1) fees of 0.20%.

●	No contingent deferred sales charge on shares redeemed.

●	Generally, $1,000 minimum for initial investment and $100 minimum for subsequent investments. For IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans, $250 minimum for initial investment and $25 minimum for subsequent investments. For Coverdell Education Savings Accounts, $500 minimum for initial investment and $25 minimum for subsequent investments.

●	If you invest $50,000 or more your front-end sales charge will be reduced.

●	You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class

Institutional Class Shares – All Funds

●	No front-end sales charge.

●	No distribution or service plan (Rule 12b-1) fees.

●	No contingent deferred sales charge on shares redeemed.

●	No minimum initial investment (except for shares purchased through an automatic investment plan).

●	Institutional Class shares are available for purchase only by the following:

○	retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

○	tax-exempt employee benefit plans of the Advisor, Sun-Advisor, their affiliates, and securities dealers that have a selling agreement with the Distributor;

○	a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

○	registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

○	current and former officers, Trustees, and employees of the Trust, the Advisor, any of the Advisor’s current affiliates and any affiliates that may in the future be created;

○	programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform;

○	through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or

○	private investment vehicles, including, but not limited to, foundations and endowments.

●	A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Class R6 Shares – All Funds

●	No front-end sales charge.

●	No distribution or service plan (Rule 12b-1) fees.

●	No contingent deferred sales charge on shares redeemed.

●	No minimum initial investment (except for shares purchased through an automatic investment plan).

●	Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.

●	Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, for these employer-sponsored retirement plans, the Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.

●	Class R6 shares are also available for purchase through certain programs, platforms, or accounts that are maintained or sponsored by financial intermediary firms (including but not limited to, brokers, dealers, banks, trust companies, or entities performing trading/clearing functions), provided that the financial intermediary firm has entered into an agreement with the Distributor (or its affiliates) related to Class R6 for such programs, platforms or accounts.

●	In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make a minimum initial investment directly in the Fund’s Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment. These institutional investors and high net worth individuals must retain Class R6 shares directly in their names and will not be permitted to hold such shares through an omnibus account or other similar arrangements.

●	Class R6 shares may not be available through certain financial intermediaries.

Class F – International Equity Fund only

●	No front-end sales charge.

●	No distribution or service plan (Rule 12b-1) fees.

●	No contingent deferred sales charge on shares redeemed.

●	Generally, $10,000,000 minimum for initial investment and no minimum for subsequent investments. There is no minimum investment for investors who were limited partners of Smith Group Equity Opportunities Fund, LP as of November 13, 2023.

●	A shareholder transacting in Class F shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

When you purchase shares of a Fund, you must choose a share class.

Information regarding the Funds’ sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase,

pricing, and redemption of Fund shares is not available on the Funds’ website since the Funds’ website contains limited information. Further information is available free of charge by calling the Funds at 1-833-764-2266.

Exchange Privilege. You may use proceeds from the redemption of shares of any series of the Trust (a “Cantor Fund”) to purchase the same class of shares of another Cantor Fund with the same account registration, provided that shares of the Cantor Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege and new account minimums will apply. Before making an exchange, you should read the prospectus of the Cantor Fund into which the shares are to be exchanged. The class of shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the administrator of the written exchange request in proper form. The exchange of shares of one Cantor Fund for shares of another Cantor Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Cantor Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

CLASS A SHARES

Sales Charges. The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

The sales charges described below, which may be waived in the Advisor’s discretion, apply to your purchases of Class A shares of the Equity Dividend Plus Fund, Large Cap Focused Fund, International Equity Fund, and Equity Opportunity Fund:

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

*	There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

The sales charges described below, which may be waived in the Advisor’s discretion, apply to your purchases of Class A shares of the High Income Fund:

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 or more	none*	none*

*	There is no front-end sales charge when you purchase $500,000 or more of Class A shares. However, if the Distributor paid your financial intermediary a commission on your purchase of $500,000 or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

Dealer compensation

The financial intermediary who sells you shares of a Fund may be eligible to receive the following amounts as compensation for your investment in a Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class and Class R6 shares do not have a 12b-1 fee or sales charge so they are not included in the tables below.

For Equity Dividend Plus Fund, Large Cap Focused Fund, International Equity Fund, and Equity Opportunity Fund:

Commission (%)	Class A1
Investment less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1 million	1.60%
$1 million but less than $5 million	1.00%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
12b-1 fee to dealer	0.25%

[1]	On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. On sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year’s 12b-1 fee of up to 0.25%. During the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.

For High Income Fund:

Commission (%)	Class A1
Investment less than $25,000	3.00%
$25,000 but less than $50,000	3.00%
$50,000 but less than $100,000	2.75%
$100,000 but less than $250,000	2.75%
$250,000 but less than $500,000	2.50%
$500,000 but less than $2.5 million	1.00%
$2.5 million but less than $5 million	0.50%
$5 million or more	0.25%
12b-1 fee to dealer	0.20%

[1]	On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.20% for the High Income Fund from the date of purchase. On sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year’s 12b-1 fee of up to 0.20% for the High Income Fund. During the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Funds’ transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in this Prospectus for detailed information and eligibility requirements. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Funds in order to qualify for a reduction in sales charges. Such information may include your Fund holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Fund’s transfer agent and also hold shares of the Fund other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Institutional Class and Class R6 shares (if applicable) have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in a Fund over a 13-month period to qualify for reduced front-end sales charges.

Upon your request, you can combine your holdings or purchases of Class A shares of a Fund with the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined.

Reinvestment of redeemed shares

Up to 12 months after you redeem Class A shares, you can reinvest the proceeds without paying a sales charge.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

Buying Class A shares at net asset value

Class A shares of a Fund may be purchased with a reduced sales load under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Funds reserve the right to modify or terminate these arrangements at any time.

●	Shares purchased under the Fund’s dividend reinvestment plan and the 12-month reinvestment privilege.

●	Shareholders of another Cantor Fund exchanging Class A shares of such Cantor Fund for Class A shares of the Fund.

●	Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Fund.

●	Purchases by certain officers, trustees, and key employees of institutional clients of the Advisor or any of its affiliates.

●	Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

●	Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

●	Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Institutional Class, if applicable.

●	Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans or programs.

●	Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

●	Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.

●	For the Large Cap Focused Fund, also in the Advisor’s discretion for shareholders of series of the Predecessor Trust

PURCHASE AND REDEMPTION PRICE

Determining a Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by a Fund or its designated agent in good form. An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount. A Fund’s NAV per share of a Fund is calculated by dividing the value of a Fund’s total assets less liabilities (including Fund expenses, which are accrued daily) by the total number of outstanding shares. To the extent that a Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price shares, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares. The NAV per share of a Fund is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund’s shares will not be priced on the holidays listed in the SAI. See the section titled “Net Asset Value” in the SAI for more detail.

The pricing and valuation of portfolio securities is determined in good faith in accordance with a Fund’s policies and procedures established by the Board. In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Instruments with maturities in excess of 60 days are valued at prices provided by a third-party pricing source. A Fund normally uses third-party pricing services to obtain market quotations.

Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable. Fair value determinations are made in accordance with the policies and procedures approved by the Board. Market quotations may not be readily available or may be determined to be unreliable when a security’s value or a meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. A significant event is an event that is likely to materially affect the value of a Fund’s investment. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the Exchange. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for a Fund.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Certain financial intermediaries have agreements with the Funds that allow them to enter purchase or redemption orders on behalf of clients and customers. These orders will be priced at the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form. Orders received in good form by the financial intermediary prior to the NYSE market close (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the NYSE closes will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

Purchasing Shares

You may purchase shares of a Fund on any day on which the NYSE is open for trading. Purchases can be made from a Fund by mail, facsimile, telephone, or bank wire. Each Fund has also authorized one or more brokers to receive purchase and redemption orders on its behalf and such brokers are authorized to designate other financial intermediaries to receive orders on behalf of a Fund. Such orders will be deemed to have been received by a Fund when an authorized designee, or broker-authorized designee, receives the order, subject to the order being in good form. The orders will be priced at the NAV next computed after the orders are received by the Fund, authorized broker, or broker-authorized designee. Orders received in good form prior to the close of the NYSE (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the close of the NYSE will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Each of the Funds reserves the right to (i) refuse to accept any request to purchase shares for any reason and (ii) suspend the offering of shares at any time.

Purchase Requests in Good Order. A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed account application (for new accounts).

●	The exact dollar amount of the investment.

●	For existing accounts, the account number and the name(s) exactly as registered on the account.

●	Payment in U.S. dollars, payable to the Fund.

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order

Regular Mail Orders. Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash equivalents, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), as well as counter checks, starter checks, traveler’s checks, money orders, credit card checks, and payments drawn on non-U.S. financial institutions, will generally not be accepted for the purchase of fund shares. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by a Fund and its administrator and transfer agent. If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Fund. A $25.00 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts. For regular mail orders, please complete a Fund Shares Application and mail it, along with a check made payable to the applicable Fund, to:

Regular Mail Address	Overnight Mail Address
Cantor Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246	Cantor Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

The application must contain your social security number or taxpayer identification number. If you have applied for a number prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for your number. Taxes are not withheld from distributions to U.S. investors if certain requirements of the Internal Revenue Service are met regarding the Social Security Number and Taxpayer Identification Number.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund 1-833-764-2266 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. You may not use Automated Clearing House (“ACH”) transactions for your initial purchase of Fund shares.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before adding funds by bank wire, please call the Fund at 1-833-764-2266 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

ACH Purchase. Current shareholders may purchase additional shares via ACH. To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Automatic Investment Plan. Shareholders may purchase shares of the Fund through an Automatic Investment Plan (“AIP”), which allows for regular, periodic investments from a designated bank account. With the investor’s authorization and bank approval, the Fund’s transfer agent will automatically withdraw the amount specified by the investor and invest it in Fund shares on a periodic basis. There is no minimum investment required to participate in the AIP. Shareholders may modify or terminate their participation in the AIP at any time by notifying the Fund or its transfer agent. Only bank accounts maintained at U.S. financial institutions that are ACH members may be used. The Fund reserves the right to suspend or discontinue the AIP at any time.

Share Certificates. A Fund does not issue share certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information that enables the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the driver’s license or other identifying documents of the investor. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. In addition, if after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If the Fund closes an investor’s account because the Fund could not verify the investor’s identity, the Fund will value the account in accordance with the next NAV calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

Lost Shareholders, Inactive Accounts, and Unclaimed Property. Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law. Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required. In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale. For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply. To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account. In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Redeeming Shares

You can redeem shares of the Funds on any day on which the NYSE is open for trading. The Funds typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds; however, the Funds typically expect that the payment of redemption proceeds will be initiated the next business day following the receipt of your redemption request regardless of the method of payment. The Funds may delay forwarding a redemption check for recently purchased shares for up to 7 days while the Fund determines whether the purchase payment will be honored. Such delay may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Funds expect to pay redemptions from cash, cash equivalents, proceeds from the sale of additional Funds shares, and then from the sale of portfolio securities or in kind. These redemption payment methods will be used in regular and stressed market conditions. During drastic economic and market changes, telephone redemption privileges may be difficult to implement. The Funds may also suspend redemptions, if permitted by the 1940 Act: (i) for any period during which the NYSE is closed or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which the Funds’ disposal of its portfolio securities is not reasonably practicable, or it is not reasonably practicable for the Funds to fairly determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Funds’ shareholders.

Redemption Requests in Good Order. A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

Regular Mail Address	Overnight Mail Address
Cantor Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246	Cantor Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Regular mail redemption requests should include the following:

(1)	Your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered

(2)	Any required signature guarantees (see “Signature Guarantees” below); and

(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.

Telephone and Bank Wire Redemptions. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

You may also redeem shares by bank wire under certain limited conditions. A Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The confirmation instructions must include the following:

(1)	Name of Fund and share class;

(2)	Shareholder name and account number;

(3)	Number of shares or dollar amount to be redeemed;

(4)	Instructions for transmittal of redemption proceeds to the shareholder; and

(5)	Shareholder signature as it appears on the application on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, transferred to your financial institution as designated on your application, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank or brokerage firm in the United States ($1,000 minimum) or ACH ($25 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter with your new redemption instructions with the Fund. See “Signature Guarantees” below.

Each of the Funds, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Funds’ Transfer Agent for each wire redemption. If this cost is passed through to redeeming shareholders by a Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the incoming wire. The Funds’ transfer agent imposes a $15 fee for each wire redemption and the fee is subject to change. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

Telephone Transactions. You may purchase, exchange, or redeem Fund shares by calling 1-833-764-2266. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its transfer agent. Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $50,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee. During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its transfer agent. Please allow additional time to place your transaction. The Fund or its transfer agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction. The Fund and its transfer agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense arising from unauthorized of fraudulent telephone instructions. If you own an IRA, you will be asked to make an election regarding federal income tax withholding at the time of a redemption. For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions. The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Retirement Plan Redemptions. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Systematic Withdrawal Plan. Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder. Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

Minimum Account Size. For Class A shares, the Trustees reserve the right to redeem involuntarily any account having a value of less than $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, due to redemptions, or transfers, and not due to market action, upon 30-days’ prior written notice to the shareholder. For Institutional Class, Class R6, and Class F (International Equity Fund only) shares of a Fund, if the shareholder redeems shares and the shareholder’s account balance falls below $500, the shareholder’s shares may be redeemed after 30 days’ prior written notice to the shareholder. If the shareholder brings his account NAV up to at least $1,000 or $500, as applicable, during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Redemptions in Kind. Each of the Funds does not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Board, make it undesirable for the Funds to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities of a Fund. The securities will be chosen by each of the Funds, may be either a pro rata payment of each of the securities held by a Fund or a representative sample of securities, and will be valued at the same value assigned to them in computing a Fund’s NAV per share. Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash, as well as taxable capital gains when the securities are converted to cash and may incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein a Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of a Fund’s NAV at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at a Fund’s election.

Medallion Signature Guarantee Requirements. To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing. The Fund and/or the transfer agent may require an MSG in situations including, but not limited to, the following: (i) the redemption amount exceeds $50,000 (or such other threshold as may be established by the Fund and/or the transfer agent); (ii) proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days; (iii) proceeds are requested to be made payable to a person or entity other than the registered account owner; (iv) Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name; (v) the account registration or ownership is being changed; (vi) instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or (vii) any other circumstance in which the Fund or the transfer agent reasonably determines that additional documentation or verification is appropriate. An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG. Shareholders should contact the transfer agent at 1-833-764-2266 in advance if they are unsure whether an MSG will be required. The Fund and/or the transfer agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.

Online Account Access and Electronic Services. The Fund, through its transfer agent, may make available to existing shareholders certain electronic services and online account access (“Online Services”) through its website. These Online Services may include, but are not limited to, the ability to access account information, conduct transactions, and consent to the electronic delivery of Fund documents.

(1) Establishing Online Access - Existing shareholders may establish online access by completing the secure enrollment process on the website. You will be required to verify your identity and accept the terms and conditions of the online user agreement, which may be amended from time to time. New accounts may not be established via the website and must be opened by submitting a completed application by mail.

(2) Customer Identification Program Notice - Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. While your identity was verified when your account was opened, we may be required to request additional information or documentation to re-verify your identity during the course of your relationship with the Fund or prior to enabling certain online services.

(3) Online Transactions - All online transaction requests are subject to the terms of this Prospectus. To receive the NAV for the current business day, transaction requests must be received in good order by the Fund (or its authorized agent) prior to the close of the NYSE (typically 4:00 PM Eastern Time). Requests received after this time will receive the next business day’s NAV.

●	Purchases: Subsequent purchases may be made online via ACH. Please be advised that proceeds from the redemption of shares recently purchased by ACH may be held for up to 10 business days to ensure the purchase has cleared.

●	Redemptions: For risk management purposes, online redemptions are generally limited $100,000 per account, per day. This limit may be lower if your Fund requires a MSG at a threshold below this amount, as the most restrictive limit will apply. All redemption requests exceeding your applicable online limit must be submitted in writing and must include a valid MSG if required.

(4) Limitation of Liability -Your use of the Fund’s Online Services is at your own risk. The Fund and its service providers (including the transfer agent) cannot guarantee the security or uninterrupted availability of the website. Access may be delayed, limited, or unavailable for reasons including, but not limited to, periods of peak demand, market volatility, systems maintenance, or failures of hardware, software, or network connections. It is your responsibility to maintain an alternative method for placing transactions (such as by telephone or mail). Neither the Fund, its transfer agent, distributor, nor its affiliates will be held liable for any losses, damages, costs, or expenses arising from any delay, error, or failure to process your transaction request, or for any unauthorized access to your account, due to system unavailability, technical failures, security breaches, or any other cause or circumstance beyond the reasonable control of the Fund or its agents.

Account Statements and Transaction Confirmations. You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity. It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its transfer agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

Uncashed Checks and Automatic Dividend and Capital Gain Reinvestment. If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account. For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur: (i) postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”; (ii) dividends and capital gain distributions checks are not cashed within 180 days; or (iii) the bank account of record is no longer valid. For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

Frequent Purchases and Redemptions

Frequent purchases and redemptions (“Frequent Trading”) of shares of a Fund may present a number of risks to other shareholders of a Fund. These risks may include, among other things, dilution in the value of shares of a Funda held by long-term shareholders, interference with the efficient management by the Advisor of a Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Fund; portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, a Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of a Fund.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of a Fund. Each of the Funds does not accommodate Frequent Trading. Under the adopted policy, the Funds’ transfer agent provides a daily record of shareholder trades to the Advisor. The Funds’ transfer agent also monitors and tests shareholder purchase and redemption orders for possible incidents of Frequent Trading. The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in the respective Fund by the Funds’ refusal of further purchase orders from such investor. A Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than 10 days having a redemption amount within 10% of the purchase amount and greater than $10,000 on two or more occasions during a 60-calendar day period, if these amounts exceed 1% of a Fund’s net asset value. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the respective Fund for at least 30 calendar days after the redemption transaction.

The Advisor may waive this policy when it determines that shareholder action is not detrimental to a Fund or reflects a genuine financial need of the shareholder. Otherwise, the Advisor intends to apply this policy uniformly, except that a Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase and redeem Fund shares without the identity of the particular shareholders being immediately known to the Funds. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase and redeem Funds shares without the identity of the underlying shareholder being immediately known to the Funds. Accordingly, the ability of a Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts is limited, and there is no guarantee that a Fund can identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Advisor may choose to allow further purchase orders from such investor account.

Shareholder statements and reports

To keep you informed about your investments, each Fund will send you various account statements and reports, including:

●	Confirmation statements that verify your buy or sell transactions (except in the case of automatic purchases or redemptions from bank accounts. Please review your confirmation statements for accuracy.

●	Quarter-end and year-end shareholder account statements.

●	Reports for the Fund, which includes portfolio manager commentary, performance,

●	Shareholder tax forms.

With eDelivery, you can receive your tax forms, account statements, Fund reports, and prospectuses online rather than by regular mail. Taking advantage of this free service not only decreases the clutter in your mailbox, it also reduces your Fund fees by lowering printing and postage costs. To receive materials electronically, contact your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, please contact us at 1-833-764-2266 or visit https://equitydividendplusfund.cantorassetmanagement.com; https://largecapfocusedfund.cantorassetmanagement.com; https://InternationalEquityFund.cantorassetmanagement.com; https://highincomefund.cantorassetmanagement.com; or https://equityopportunityfund.cantorassetmanagement.com to sign up for eDelivery.

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the Fund’s Statement of Additional Information. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify and be eligible for treatment each year as a “regulated investment company” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders.

Distributions from the Fund’s net investments income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, are taxable as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable as long-term capital gains, regardless of how long Fund shares have been held. Distributions by the Fund that qualify as qualified dividend income are taxable at long-term capital gain rates. In addition, a 3.8% U.S. Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interests, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.

Dividends will be qualified dividend income if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations.

Dividends received by the Fund from a REIT or another regulated investment company (“RIC”) generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such REIT or RIC.

The Fund will distribute most of its income and realized gains to shareholders every year. Income dividends paid by the Fund derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made annually.

Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

As with all mutual funds, the Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Fund that they are not subject to back-up withholding when required to do so. Back-up withholding is not an additional tax. Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service. The Fund is required in certain circumstances to apply back-up withholding on taxable dividends, redemption proceeds, and certain other payments that are paid to any shareholder who does not furnish certain information and certifications or who is otherwise subject to back-up withholding.

Equity Dividend Plus Fund Only

The Equity Dividend Plus Fund seeks to make quarterly distributions to shareholders. The distribution rate may be modified by the Board from time to time. All or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Equity Dividend Plus Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. The Equity Dividend Plus Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Equity Dividend Plus Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Equity Dividend Plus Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Equity Dividend Plus Fund and, over time, increase the Equity Dividend Plus Fund’s expense ratio. The distribution policy also may cause the Equity Dividend Plus Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Equity Dividend Plus Fund shares.

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Equity Dividend Plus Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Equity Dividend Plus Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Equity Dividend Plus Fund would be required to provide written disclosure to that effect. Please refer to the Equity Dividend Plus Fund’s most recent Section 19(a) notice, available at https://equitydividendplusfund.cantorassetmanagement.com/, for additional information regarding the composition of distributions. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Equity Dividend Plus Fund is net profit.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Existing Equity Dividend Plus Fund. Current practice of the Existing Funds, subject to the discretion of management, is to declare and pay income dividends during the last week of each calendar quarter, on a date selected by management. In addition, distributions out of any net short-term capital gains may be made throughout the year and distributions of any long-term capital gains derived from the sale of securities and premiums from expired options may be made at least once each year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year.

The Board reserves the right to change the quarterly distribution policy from time to time.

Cost Basis Reporting. The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012. The Fund’s default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at 1-833-764-2266, or through your online account portal, where available. Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The Equity Dividend Plus Fund is a continuation of its Predecessor Funds and, the financial information includes results of the Surviving Fund. The Large Cap Focused Fund is a continuation of its Predecessor Funds and, therefore, the financial information includes results of the Predecessor Funds.

The information for the Equity Dividend Plus Fund and the International Equity Fund for the periods shown were audited by Cohen & Company, Ltd. (“Cohen & Co”), an independent registered public accounting firm. The information for the Large Cap Focused Fund for the fiscal years ended September 30, 2025, 2024, 2023, and 2022 were also audited by Cohen & Co. The information for the Large Cap Focused Fund for the fiscal year ended September 30, 2021 was audited by another independent registered public accounting firm. The information for the High Income Fund and the Equity Opportunity Fund for the period January 1, 2025 through September 30, 2025 and for the fiscal year ended December 31, 2024 were audited by Cohen & Co. The information for the High Income Fund and the Equity Opportunity Fund for the fiscal years ended December 31, 2023, 2022 and 2021 were audited by another independent registered public accounting firm. Cohen & Co’s report, along with the Funds’ financial statements, are incorporated by reference into the Statement of Additional Information and are included in the annual report, which are available, free of charge, upon request from the Funds.

CANTOR FITZGERALD EQUITY DIVIDEND PLUS FUND
FINANCIAL HIGHLIGHTS – CLASS A

Selected Per Share Data for a Share Outstanding Throughout the Period:

	Class A
	Year Ended September 30, 2025	Year Ended September 30, 2024	Period Ended September 30, 2023(a)
Net asset value, beginning of period/year	$29.20	$24.33	$26.14
Income (loss) from investment operations:
Net investment income (b)	0.64	0.81	0.26
Net realized and unrealized gains (losses) (c) on investments and written option contracts	0.82	5.73	(1.90)
Total from investment operations	1.46	6.54	(1.64)
Less distributions from:
Net investment income	(0.95)	(0.94)	(0.17)
Net realized gains	(2.09)	(0.73)	—
Total distributions	(3.04)	(1.67)	(0.17)
Net asset value at end of period/year	$27.62	$29.20	$24.33
Total return (d)	5.66%	27.65%	(6.27	)%(e)
Net assets at end of period/year	$25,406	$120	$94
Ratio of total expenses to average net assets	1.41%	1.43%	1.55	%(f)
Ratio of net expenses to average net assets(g)	1.24%	1.24%	1.24	%(f)
Ratio of net investment income to average net assets(g)	2.92%	2.96%	3.31	%(f)
Portfolio turnover rate(h)	33%	20%	21	%(e)

(a)	Cantor Fitzgerald Equity Dividend Plus Fund Class A commenced on July 31, 2023.

(b)	Calculated using average shares outstanding.

(c)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(d)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(e)	Not annualized.

(f)	Annualized.

(g)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(h)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

CANTOR FITZGERALD EQUITY DIVIDEND PLUS FUND
FINANCIAL HIGHLIGHTS – INSTITUTIONAL CLASS

Selected Per Share Data for a Share Outstanding Throughout Each Period/Year:

	Institutional Class
	Year Ended September 30, 2025	Year Ended September 30, 2024	Period Ended September 30, 2023(a)(b)		Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Net asset value, beginning of period/year	$28.95	$24.30	$25.78		$30.38	$28.19	$18.28
Income (loss) from investment operations:
Net investment income (c)	0.72	0.72	0.39		0.63	0.58	0.59
Net realized and unrealized gains (losses) on investments and written option contracts	0.78	5.60	(0.85	)(g)	(3.33)	4.03	9.90
Total from investment operations	1.50	6.32	(0.46)		(2.70)	4.61	10.49
Less distributions from:
Net investment income	(0.95)	(0.94)	(0.35)		(0.63)	(0.59)	(0.58)
Net realized gains	(2.09)	(0.73)	(0.67)		(1.27)	(1.83)	—
Total distributions	(3.04)	(1.67)	(1.02)		(1.90)	(2.42)	(0.58)
Net asset value at end of period/year	$27.41	$28.95	$24.30		$25.78	$30.38	$28.19
Total return (d)	5.83%	26.79%	(1.88	)%(h)	(8.92)%	(17.23)%	58.15%
Net assets at end of period/year (000’s)	$74,193	$63,270	$55,196		$30,587	$32,615	$28,517
Ratio of total expenses to average net assets	1.16%	1.18%	1.30	%(i)	1.28%	1.23%	1.32%
Ratio of net expenses to average net assets (e)	0.99%	0.99%	1.05	%(i)	1.12%	1.12%	1.10%
Ratio of net investment income to average net assets (e)	2.67%	2.71%	3.06	%(i)	2.33%	1.97%	2.53%
Portfolio turnover rate (f)	33%	20%	21	%(h)	16%	16%	21%

(a)	Represents the period April 1, 2023 through September 30, 2023.

(b)	Effective close of business on July 28, 2023, Institutional Class shares of Cantor FBP Appreciation & Income Opportunities Fund were reorganized into Class A shares of Cantor Fitzgerald Equity Dividend Plus Fund. The Institutional Class shares’ financial highlights for the periods prior to July 28, 2023 reflect the performance of Cantor FBP Appreciation & Income Fund.

(c)	Calculated using average shares outstanding.

(d)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(e)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(g)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(h)	Not annualized.

(i)	Annualized.

CANTOR FITZGERALD EQUITY OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS – CLASS A

Selected Per Share Data for a Share Outstanding Throughout each Period/Year Presented:

	Class A
	Period Ended September 30, 2025(a)		Year Ended December 31, 2024(b)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of period/year	$34.86		$40.70	$36.22	$46.98	$51.86	$50.62
Income (loss) from investment operations:
Net investment income (loss) (c)	0.01		(0.27)	0.01	(0.08)	(0.48)	(0.29)
Net realized and unrealized gains (losses) on investments	6.50		4.30	4.47	(6.97)	10.56	3.94
Total from investment operations	6.51		4.03	4.48	(7.05)	10.08	3.65
Less distributions from:
Net investment income	—		(0.05)	—	—	—	—
Net realized gains	—		(9.82)	—	(3.71)	(14.96)	(2.41)
Total distributions	—		(9.87)	—	(3.71)	(14.96)	(2.41)
Net asset value at end of period/year	$41.37		$34.86	$40.70	$36.22	$46.98	$51.86
Total return (d)	18.67	%(h)	9.04%	12.37%	(15.25)%	21.53%	7.39%
Net assets at end of period/year (000’s)	$43,291		$43,317	$60,429	$65,619	$86,364	$76,508
Ratio of net expenses to average net assets (e)(g)	1.42	%(i)	2.03%	1.75%	1.67%	1.49%	1.54%
Ratio of net investment income (loss) to average net assets (e)(g)	0.04	%(i)	-0.65%	0.02%	-0.19%	-0.88%	-0.63%
Portfolio turnover rate (f)	17	%(h)	44%	107%	102%	99%	69%

(a)	The Cantor Fitzgerald Equity Opportunity Fund’s fiscal year end changed from December 31 to September 30, effective June 27, 2025. Therefore, period represented is from January 1, 2025 through September 30, 2025.

(b)	Effective close of business on November 22, 2024, Class A, Class C and Class I shares of Aquila Opportunity Growth Fund were reorganized into Class A shares of Cantor Fitzgerald Equity Opportunity Fund. The Class A shares’ financial highlights for the periods prior to November 22, 2024 reflect the performance of Aquila Opportunity Growth Fund Class A.

(c)	Calculated using average shares outstanding.

(d)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(e)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(g)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(h)	Not annualized.

(i)	Annualized.

CANTOR FITZGERALD EQUITY OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS – INSTITUTIONAL CLASS

Selected Per Share Data for a Share Outstanding Throughout each Period/Year Presented:

	Institutional Class
	Period Ended September 30, 2025(a)		Year Ended December 31, 2024(b)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of period/year	$41.95		$47.12	$41.82	$53.42	$57.00	$55.24
Income (loss) from investment operations:
Net investment income (loss) (c)	0.09		(0.17)	0.14	0.04	(0.37)	(0.17)
Net realized and unrealized gains (losses) on investments	7.85		4.93	5.16	(7.93)	11.75	4.34
Total from investment operations	7.94		4.76	5.30	(7.89)	11.38	4.17
Less distributions from:
Net investment income	—		(0.11)	—	—	—	—
Net realized gains	—		(9.82)	—	(3.71)	(14.96)	(2.41)
Total distributions	—		(9.93)	—	(3.71)	(14.96)	(2.41)
Net asset value at end of period/year	$49.89		$41.95	$47.12	$41.82	$53.42	$57.00
Total return (d)	18.93	%(h)	9.36%	12.67%	(14.98)%	21.88%	7.71%
Net assets at end of period/year (000’s)	$32,806		$35,277	$54,301	$59,173	$105,557	$126,001
Ratio of net expenses to average net assets (e)(g)	1.17	%(i)	1.72%	1.45%	1.36%	1.19%	1.23%
Ratio of net investment income (loss) to average net assets (e)(g)	0.28	%(i)	-0.35%	0.32%	0.09%	-0.60%	-0.33%
Portfolio turnover rate (f)	17	%(h)	44%	107%	102%	99%	69%

(a)	The Cantor Fitzgerald Equity Opportunity Fund’s fiscal year end changed from December 31 to September 30, effective June 27, 2025. Therefore, period represented is from January 1, 2025 through September 30, 2025.

(b)	Effective close of business on November 22, 2024, Class Y shares of Aquila Opportunity Growth Fund were reorganized into Institutional Class shares of Cantor Fitzgerald Equity Opportunity Fund. The Institutional Class shares’ financial highlights for the periods prior to November 22, 2024 reflect the performance of Aquila Opportunity Growth Fund Class Y.

(c)	Calculated using average shares outstanding.

(d)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(e)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(g)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(h)	Not annualized.

(i)	Annualized.

CANTOR FITZGERALD HIGH INCOME FUND
FINANCIAL HIGHLIGHTS – CLASS A

Selected Per Share Data for a Share Outstanding Throughout each Period/Year Presented:

	Class A
	Period Ended September 30, 2025(a)		Year Ended December 31, 2024(b)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of period/year	$8.16		$8.13	$7.81	$8.61	$8.69	$8.39
Income (loss) from investment operations:
Net investment income (c)	0.32		0.41	0.34	0.30	0.30	0.30
Net realized and unrealized gains (losses) on investments	0.09		0.05	0.34	(0.77)	0.00	0.33
Total from investment operations	0.41		0.46	0.68	(0.47)	0.30	0.63
Less distributions from:
Net investment income	(0.33)		(0.43)	(0.36)	(0.33)	(0.34)	(0.33)
Net realized gains	—		—	—	—	(0.04)	—
Total distributions	(0.33)		(0.43)	(0.36)	(0.33)	(0.38)	(0.33)
Net asset value at end of period/year	$8.24		$8.16	$8.13	$7.81	$8.61	$8.69
Total return (d)	5.14	% (h)	5.76%	8.94%	(5.49)%	3.57%	7.74%
Net assets at end of period/year (000’s)	$21,172		$25,511	$31,807	$35,419	$39,082	$39,982
Ratio of total expenses to average net assets	1.29	% (i)	1.75%	1.42%	1.40%	1.18%	1.21%
Ratio of net expenses to average net assets (e)(g)	1.20	% (i)	1.20%	1.20%	1.19%	1.18%	1.21%
Ratio of net investment income to average net assets (e)(g)	5.20	% (i)	5.04%	4.35%	3.69%	3.51%	3.60%
Portfolio turnover rate (f)	21	% (h)	33%	34%	9%	118%	347%

(a)	The Cantor Fitzgerald High Income Fund’s fiscal year end changed from December 31 to September 30, effective June 27, 2025. Therefore, period represented is from January 1, 2025 through September 30, 2025.

(b)	Effective close of business on November 22, 2024, Class A, Class C and Class I shares of Aquila High Income Fund were reorganized into Class A shares of Cantor Fitzgerald High Income Fund. The Class A shares’ financial highlights for the periods prior to November 22, 2024 reflect the performance of Aquila High Income Fund Class A.

(c)	Calculated using average shares outstanding.

(d)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(e)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(g)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(h)	Not annualized.

(i)	Annualized.

CANTOR FITZGERALD HIGH INCOME FUND
FINANCIAL HIGHLIGHTS – INSTITUIONAL CLASS

Selected Per Share Data for a Share Outstanding Throughout each Period/Year Presented:

	Institutional Class
	Period Ended September 30, 2025(a)		Year Ended December 31, 2024(b)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net asset value, beginning of period/year	$8.17		$8.14	$7.81	$8.61	$8.69	$8.40
Income (loss) from investment operations:
Net investment income (c)	0.33		0.44	0.36	0.31	0.32	0.32
Net realized and unrealized gains (losses) on investments	0.09		0.04	0.35	(0.77)	—	0.32
Total from investment operations	0.42		0.48	0.71	(0.46)	0.32	0.64
Less distributions from:
Net investment income	(0.34)		(0.45)	(0.38)	(0.34)	(0.36)	(0.35)
Net realized gains	—		—	—	—	(0.04)	—
Total distributions	(0.34)		(0.45)	(0.38)	(0.34)	(0.40)	(0.35)
Net asset value at end of period/year	$8.25		$8.17	$8.14	$7.81	$8.61	$8.69
Total return (d)	5.30	%(h)	5.97%	9.29%	(5.30)%	3.77%	7.82%
Net assets at end of period/year (000’s)	$29,421		$34,007	$61,257	$63,845	$120,120	$136,978
Ratio of total expenses to average net assets	1.11	%(i)	1.55%	1.22%	1.18%	0.98%	1.01%
Ratio of net expenses to average net assets (e)(g)	1.00	%(i)	1.00%	1.00%	1.00%	0.98%	1.01%
Ratio of net investment income to average net assets (e)(g)	5.40	%(i)	5.37%	4.56%	3.86%	3.71%	3.81%
Portfolio turnover rate (f)	21	%(h)	33%	34%	9%	118%	347%

(a)	The Cantor Fitzgerald High Income Fund’s fiscal year end changed from December 31 to September 30, effective June 27, 2025. Therefore, period represented is from January 1, 2025 through September 30,

(b)	Effective close of business on November 22, 2024, Class Y shares of Aquila High Income Fund were reorganized into Institutional Class shares of Cantor Fitzgerald High Income Fund. The Institutional Class shares’ financial highlights for the periods prior to November 22, 2024 reflect the performance of Aquila High Income Fund Class Y.

(c)	Calculated using average shares outstanding.

(d)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(e)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(g)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(h)	Not annualized.

(i)	Annualized.

CANTOR FITZGERALD INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS – CLASS A

Selected Per Share Data for a Share Outstanding Throughout the Period Presented:

	Class A
	Year		Period
	Ended		Ended
	September 30,		September 30,
	2025		2024(a)
Net asset value, beginning of period/year	$11.81		$10.00
Income from investment operations:
Net investment income (b)	0.97		0.18
Net realized and unrealized gains on investments	1.84		1.63
Total from investment operations	2.81		1.81
Less distributions from:
Net investment income	(0.19)		—
Net realized gains	(0.00	)(i)	—
Total distributions	(0.19)		—
Net asset value at end of period/year	$14.43		$11.81
Total return (c)	24.20%		18.10	%(g)
Net assets at end of period/year (000’s)	$18		$12
Ratio of total expenses to average net assets	3.35%		4.15	%(h)
Ratio of net expenses to average net assets (d)(f)	1.24%		1.24	%(h)
Ratio of net investment income to average net assets (d)(f)	1.52%		2.08	%(h)
Portfolio turnover rate (e)	87%		24	%(g)

(a)	Represents the period December 15, 2023 through September 30, 2024.

(b)	Calculated using average shares outstanding.

(c)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(d)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	Not annualized.

(h)	Annualized.

(i)	Amount represents less than $0.01 per share.

CANTOR FITZGERALD INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS – INSTITUTIONAL CLASS

Selected Per Share Data for a Share Outstanding Throughout the Period Presented:

	Institutional Class
	Year		Period
	Ended		Ended
	September 30,		September 30,
	2025		2024(a)
Net asset value, beginning of period/year	$11.83		$10.00
Income from investment operations:
Net investment income (b)	0.34		0.21
Net realized and unrealized gains on investments	2.50		1.62
Total from investment operations	2.84		1.83
Less distributions from:
Net investment income	(0.22)		—
Net realized gains	(0.00	)(i)	—
Total distributions	(0.22)		—
Net asset value at end of period/year	$14.45		$11.83
Total return (c)	24.52%		18.30	%(g)
Net assets at end of period/year (000’s)	$14,452		$213
Ratio of total expenses to average net assets	3.15%		3.90	%(h)
Ratio of net expenses to average net assets (d)(f)	0.99%		0.99	%(h)
Ratio of net investment income to average net assets (d)(f)	1.77%		2.33	%(h)
Portfolio turnover rate (e)	87%		24	%(g)

(a)	Represents the period December 15, 2023 through September 30, 2024.

(b)	Calculated using average shares outstanding.

(c)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(d)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	Not annualized.

(h)	Annualized.

(i)	Amount represents less than $0.01 per share.

CANTOR FITZGERALD INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS – CLASS F

Selected Per Share Data for a Share Outstanding Throughout the Period Presented:

	Class F
	Year		Period
	Ended		Ended
	September 30,		September 30,
	2025		2024(a)
Net asset value, beginning of period/year	$11.86		$10.00
Income from investment operations:
Net investment income (b)	0.24		0.22
Net realized and unrealized gains on investments	2.62		1.64
Total from investment operations	2.86		1.86
Less distributions from:
Net investment income	(0.26)		—
Net realized gains	(0.00	)(i)	—
Total distributions	(0.26)		—
Net asset value at end of period/year	$14.46		$11.86
Total return (c)	24.72%		18.60	%(g)
Net assets at end of period/year (000’s)	$12,793		$11,892
Ratio of total expenses to average net assets	2.90%		3.70	%(h)
Ratio of net expenses to average net assets (d)(f)	0.79%		0.79	%(h)
Ratio of net investment income to average net assets (d)(f)	1.97%		2.53	%(h)
Portfolio turnover rate (e)	87%		24	%(g)

(a)	Represents the period December 15, 2023 through September 30, 2024.

(b)	Calculated using average shares outstanding.

(c)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(d)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	Not annualized.

(h)	Annualized.

(i)	Amount represents less than $0.01 per share.

CANTOR FITZGERALD LARGE CAP FOCUSED FUND
FINANCIAL HIGHLIGHTS – CLASS A

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Class A
	Year Ended September 30, 2025		Year Ended September 30, 2024		Year Ended September 30, 2023	Year Ended September 30, 2022(a)		Year Ended September 30, 2021
Net asset value, beginning of year	$11.92		$9.40		$9.68	$17.63		$13.67
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.02)		(0.03)		0.02	(0.03)		(0.04)
Net realized and unrealized gains (losses) on investments	2.89		2.83		2.33	(2.42)		5.37
Total from investment operations	2.87		2.80		2.35	(2.45)		5.33
Less distributions from:
Net investment income	—		(0.01)		—	—		—
Net realized gains	(0.63)		(0.27)		(2.63)	(5.50)		(1.37)
Total distributions	(0.63)		(0.28)		(2.63)	(5.50)		(1.37)
Net asset value at end of year	$14.16		$11.92		$9.40	$9.68		$17.63
Total return (c)	24.86%		30.29%		26.87%	(23.47)%		41.67%
Net assets at end of year (000’s)	$342,253		$310,667		$275,722	$253,190		$518,096
Ratio of total expenses to average net assets	1.18%		1.17	%(f)	1.30%	1.12	%(f)	1.09	%(f)
Ratio of net expenses to average net assets (d)	1.17%		1.17	%(f)	1.17%	1.11	%(f)	1.09	%(f)
Ratio of net investment income (loss) to average net assets (d)	(0.19	)%(g)	(0.26)%		0.22%	(0.22)%		(0.28)%
Portfolio turnover rate (e)	29%		35%		33%	40%		31%

(a)	Effective close of business on September 16, 2022, Class A shares of Delaware Growth Equity Fund were reorganized into Class A shares of Cantor Growth Equity Fund. The Class A shares’ financial highlights for the periods prior to September 16, 2022 reflect the performance of Delaware Growth Equity Fund.

(b)	Calculated using average shares outstanding.

(c)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(d)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(f)	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

CANTOR FITZGERALD LARGE CAP FOCUSED FUND
FINANCIAL HIGHLIGHTS – INSTITUTIONAL CLASS

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Institutional Class
	Year Ended September 30, 2025		Year Ended September 30, 2024		Year Ended September 30, 2023	Year Ended September 30, 2022(a)		Year Ended September 30, 2021
Net asset value, beginning of year	$12.70		$10.01		$10.13	$18.18		$14.03
Income (loss) from investment operations:
Net investment income (loss) (b)	0.01	(c)	0.01		0.03	(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	3.11		2.99	(d)	2.48	(2.54)		5.53
Total from investment operations	3.12		3.00		2.51	(2.55)		5.52
Less distributions from:
Net investment income	—		(0.04)		—	—		—
Net realized gains	(0.63)		(0.27)		(2.63)	(5.50)		(1.37)
Total distributions	(0.63)		(0.31)		(2.63)	(5.50)		(1.37)
Net asset value at end of year	$15.19		$12.70		$10.01	$10.13		$18.18
Total return (e)	25.31%		30.58%		27.34%	(23.26)%		41.98%
Net assets at end of year (000’s)	$261,463		$135,969		$23,777	$5,305		$80,648
Ratio of total expenses to average net assets	0.93	%(h)	0.94	%(h)	0.99%	0.85	%(h)	0.84	%(h)
Ratio of net expenses to average net assets (f)	0.86	%(h)	0.86	%(h)	0.86%	0.84	%(h)	0.84	%(h)
Ratio of net investment income (loss) to average net assets (f)	0.09%		0.05%		0.29%	(0.04)%		(0.05)%
Portfolio turnover rate (g)	29%		35%		33%	40%		31%

(a)	Effective close of business on September 16, 2022, Institutional Class shares of Delaware Growth Equity Fund were reorganized into Institutional Class shares of Cantor Fitzgerald Large Cap Focused Fund. The Institutional Class shares’ financial highlights for the periods prior to September 16, 2022, reflect the performance of Delaware Growth Equity Fund.

(b)	Calculated using average shares outstanding.

(c)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(d)	Not annualized.

(e)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(f)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(h)	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

CANTOR FITZGERALD LARGE CAP FOCUSED FUND
FINANCIAL HIGHLIGHTS – R6 CLASS

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Class R6
	Year Ended September 30, 2025		Year Ended September 30, 2024		Year Ended September 30, 2023	Year Ended September 30, 2022(a)		Year Ended September 30, 2021
Net asset value, beginning of year	$12.93		$10.18		$10.26	$18.34		$14.13
Income (loss) from investment operations:
Net investment income (loss) (b)	0.02	(c)	0.02		0.04	(0.01)		0.01
Net realized and unrealized gains (losses) on investments	3.15		3.05	(d)	2.51	(2.57)		5.57
Total from investment operations	3.17		3.07		2.55	(2.58)		5.58
Less distributions from:
Net investment income	—		(0.05)		—	—		—
Net realized gains	(0.63)		(0.27)		(2.63)	(5.50)		(1.37)
Total distributions	(0.63)		(0.32)		(2.63)	(5.50)		(1.37)
Net asset value at end of year	$15.47		$12.93		$10.18	$10.26		$18.34
Total return (e)	25.25%		30.70%		27.40%	(23.20)%		42.12%
Net assets at end of year (000’s)	$1,093		$597		$84	$38		$1,818
Ratio of total expenses to average net assets	0.84	%(h)	0.87	%(h)	0.92%	0.77	%(h)	0.76	%(h)
Ratio of net expenses to average net assets (f)	0.79	%(h)	0.79	%(h)	0.79%	0.76	%(h)	0.76	%(h)
Ratio of net investment income (loss) to average net assets (f)	0.16%		0.12%		(0.42)%	0.07%		0.08%
Portfolio turnover rate (g)	29%		35%		33%	40%		31%

(a)	Effective close of business on September 16, 2022, Class R6 shares of Delaware Growth Equity Fund were reorganized into Class R6 shares of Cantor Growth Equity Fund. The Class R6 shares’ financial highlights for the periods prior to September 16, 2022, reflect the performance of Delaware Growth Equity Fund.

(b)	Calculated using average shares outstanding.

(c)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(d)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(e)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(f)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(h)	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests

BROKER-DEFINED SALES CHARGE WAIVER POLICIES

From time to time, shareholders purchasing Fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to MSSB’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Merrill Lynch:

Front-end or level-load mutual fund shares purchased or sold through a Merrill platform or account are eligible for the sales load waivers and discounts listed in the Merrill-specific waiver and discount section of this Fund’s prospectus.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of mutual funds of any relationship or other facts that qualify the transaction for a sales load waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

This document provides additional information on Merrill’s policies related to certain waivers, discounts, and share class exchanges. Clients are encouraged to speak with your financial advisor to determine whether a transaction is eligible for a waiver or discount.

Merrill’s Policies Related to Front-end Sales Load Waivers

●	Level-load to front-end load share class exchanges: For participating fund families, Merrill will automatically exchange level-load shares held in Merrill accounts2 to front-end load shares of the same mutual fund in the month following the 5-year anniversary of the date the level load shares were purchased or the date the level-load shares were transferred into a Merrill account. If a fund’s prospectus permits level-load to front-end load exchanges sooner than 5 years, the earlier prospectus exchange privilege will automatically apply.

For fund families not listed in Appendix A, Merrill will automatically exchange level-load shares held in Merrill accounts to front-end load shares of the same mutual fund in accordance with the timing disclosed the fund’s prospectus.

●	Eligible employees of Merrill or its affiliates: Eligibility will vary depending on your job role at, or your relationship to an eligible employee of, Bank of America N.A. Prior to executing a transaction in mutual fund shares, contact your financial advisor to confirm your eligibility.

●	Merrill Household: Merrill will aggregate related accounts for purposes of determining your Merrill Household. Related accounts generally will include those accounts maintained within the Merrill distribution channel that match two of the following three criteria (1) last name, (2) primary address, and (3) tax identification number. For avoidance of doubt, related accounts do not include accounts across other BofA Corp distribution channels (i.e., Bank of America Private Bank). Please contact your financial advisor to inquire whether an account is included in your Merrill Household prior to your purchase of mutual fund shares.

Merrill’s Policies Related to Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load shares

●	Limits on systematic withdrawals: Systematic withdrawals cannot exceed 10% of the current net asset value of an account’s holding in a particular mutual fund on an annualized basis.

Merrill’s Policies Related to Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoint discounts, as described in the fund’s prospectus, where the sales charge is at or below the maximum sales charge (currently 3.5%) that Merrill permits to be assessed to a front-end load purchase: Based on your investment needs, if the sales load assessed to your purchase amount would exceed the maximum sales charge of 3.5%, you can instead choose to invest the same dollar amount in level-load shares or purchase an amount of front-end load shares that would bring the sales charge to 3.5% or lower.

●	Eligible share classes for rights of accumulation (ROA): Your aggregated mutual fund holdings in the share classes listed for the mutual fund family in Exhibit A, which are held in your Merrill Household’s accounts, will be combined with your purchase to determine if your purchase qualifies for a breakpoint discount. This list is subject to change.

Holdings in products other than mutual funds and any mutual funds that are not eligible for ROA, as disclosed in the fund’s prospectus, will not count towards ROA. In addition, mutual fund family holdings not held at Merrill may be included in the ROA calculation only if clients notify their financial advisors about such assets. Effective May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation.

●	Letters of Intent (LOI): Whether your purchase is eligible for a breakpoint discount will depend on a variety of conditions such as whether: (1) the fund family permits LOIs or allows a particular mutual fund or share class to be counted towards your LOI commitment; (2) your purchase is in an account in your Merrill Household and (3) you fulfill your LOI Commitment within a 13-month period.

Effective May 1, 2026, Merrill will no longer accept new LOIs. Please contact your financial advisor to discuss eligibility and to obtain Merrill’s LOI form, which contains more detailed information.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C Shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-End Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC (“Janney”):

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Shares acquired through a right of reinstatement.

●	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

●	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

●	Shares acquired through a right of reinstatement.

●	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in the fund’s Prospectus.

●	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”):

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

●	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

●	Shares purchased by or through a 529 Plan

●	Shares purchased through a OPCO affiliated investment advisory program

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

●	Employees and registered representatives of OPCO or its affiliates and their family members

●	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

●	Death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

●	Return of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

●	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

●	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoints as described in this prospectus.

●	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co. (“Edward Jones”):

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after August 27, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Cantor Fitzgerald Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

●	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

●	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Cantor Fitzgerald Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

●	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

●	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

●	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

●	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-

level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

●	Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

●	Shares purchased in an Edward Jones fee-based program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

○	The redemption and repurchase occur in the same account.

○	The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

○	The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

●	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

●	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

●	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

●	Purchases of Class 529 shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

●	The death or disability of the shareholder.

●	Systematic withdrawals with up to 10% per year of the account value.

●	Return of excess contributions from an Individual Retirement Account (IRA).

●	Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

●	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

●	Shares exchanged in an Edward Jones fee-based program.

●	Shares acquired through NAV reinstatement.

●	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

●	Initial purchase minimum: $250

●	Subsequent purchase minimum: none

Minimum Balances

●	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

○	A fee-based account held on an Edward Jones platform

○	A 529 account held on an Edward Jones platform

○	An account with an active systematic investment plan or LOI

Exchanging Share Classes

At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Robert W. Baird & Co. (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

●	Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

●	Shares purchased using the proceeds of redemptions from a Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●	A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

●	Shares bought due to returns of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus

●	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Cantor Fitzgerald Funds assets held by accounts within the purchaser’s household at Baird. Eligible Cantor Fitzgerald Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Cantor Fitzgerald Funds through Baird, over a 13-month period of time

J.P. Morgan Securities LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

●	Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

●	Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

●	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

●	Shares purchased through rights of reinstatement.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

●	A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

●	Breakpoints as described in the prospectus.

●	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

●	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

●	Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

●	Shares purchased through a rollover from another 529 plan.

●	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

●	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

●	Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

●	Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

●	Gift of shares will not be considered when determining breakpoint discounts

ADDITIONAL INFORMATION

Cantor Select Portfolios Trust

More information about each of the Funds can be found in the Statement of Additional Information, which is incorporated by reference into this prospectus. More information about each of the Fund’s investments is available in the annual and semi-annual reports to shareholders. The annual reports include discussions of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

Each of the Fund’s Statement of Additional Information and the annual and semi-annual reports are available, free of charge, on the website listed below, and upon request by contacting a Fund (you may also request other information about a Fund or make shareholder inquiries) as follows:

By telephone:	1-833-764-2266
By mail:	Regular Mail Address	Overnight Mail Address
	Cantor Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246	Cantor Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

On the Internet:

https://equitydividendplusfund.cantorassetmanagement.com

https://largecapfocusedfund.cantorassetmanagement.com

https://InternationalEquityFund.cantorassetmanagement.com

https://highincomefund.cantorassetmanagement.com

https://equityopportunityfund.cantorassetmanagement.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file number 811-2377

STATEMENT OF ADDITIONAL INFORMATION

Cantor Select Portfolios Trust

Fund	Institutional Class Ticker	Class A Ticker	Class R6 Ticker	Class F Ticker
Cantor Fitzgerald Equity Dividend Plus Fund	FBPEX	FBPGX	—	—
Cantor Fitzgerald Large Cap Focused Fund	FICHX	FICGX	FICIX	—
Cantor Fitzgerald International Equity Fund	CFIKX	CFIOX	CFITX	CFIJX
Cantor Fitzgerald High Income Fund	ATPYX	ATPAX	ATPRX	—
Cantor Fitzgerald Equity Opportunity Fund	ATGYX	ATGAX	ATGHX	—

February 1, 2026
Each a series of the
Cantor Select Portfolios Trust
c/o Ultimus Fund Solutions, LLC
Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246 or
Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246
Telephone 1-833-764-2266

This combined Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the Cantor Fitzgerald Equity Dividend Plus Fund, Cantor Fitzgerald Large Cap Focused Fund, Cantor Fitzgerald International Equity Fund, Cantor Fitzgerald High Income Fund, and Cantor Fitzgerald Equity Opportunity Fund (each a “Fund” and collectively, the “Funds”), dated February 1, 2026, as amended or supplemented from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Prospectus, annual report, and/or semi-annual report may be obtained at no charge by writing or calling the Fund at the address or phone number shown above or online at https://equitydividendplusfund.cantorassetmanagement.com/; https://largecapfocusedfund.cantorassetmanagement.com; https://InternationalEquityFund.cantorassetmanagement.com/; https://highincomefund.cantorassetmanagement.com; or https://equityopportunityfund.cantorassetmanagement.com. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

1

GENERAL INFORMATION

Cantor Select Portfolios Trust (the “Trust”) was organized on December 16, 2021, as a Delaware statutory trust and is authorized to have multiple series or portfolios. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of five series. Each series of the Trust is managed by Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”). This SAI relates to the following funds in the table below:

Name of Fund	Prior Name of Fund	Sub-Advisor
Cantor Fitzgerald Equity Dividend Plus Fund	Cantor FBP Equity & Dividend Plus Fund	N/A
Cantor Fitzgerald Large Cap Focused Fund	Cantor Growth Equity Fund	Smith Group Asset Management, LLC
Cantor Fitzgerald International Equity Fund	N/A	Smith Group Asset Management, LLC
Cantor Fitzgerald High Income Fund	Aquila High Income Fund	Smith Group Asset Management, LLC
Cantor Fitzgerald Equity Opportunity Fund	Aquila Opportunity Growth Fund	Smith Group Asset Management, LLC

The Prospectus describes the Cantor Fitzgerald Equity Dividend Plus Fund (the “Equity Dividend Plus Fund”), Cantor Fitzgerald Large Cap Focused Fund (the “Large Cap Focused Fund”), the Cantor Fitzgerald International Equity Fund (the “International Equity Fund”), Cantor Fitzgerald High Income Fund (the “High Income Fund”), and the Cantor Fitzgerald Equity Opportunity Fund (the “Equity Opportunity Fund”) (each a “Fund” and collectively, the “Funds”) investment objectives and principal investment strategies, as well as the principal investment risks of the Funds. Each of the Funds are organized as open-end diversified series of the Trust.

The Equity Dividend Plus Fund acquired all of the assets and liabilities of the Cantor FBP Equity & Dividend Plus Fund (the “Surviving Fund”) and the Cantor FBP Appreciation & Income Opportunities Fund (together with the Surviving Fund, the “FBP Predecessor Funds”), each a series of Williamsburg Investment Trust, (the “FBP Predecessor Trust”) in tax-free reorganizations on July 28, 2023 (the “FBP Reorganizations’). In connection with the FBP Reorganizations, shares of each FBP Predecessor Fund were exchanged for Institutional Class shares of the Equity Dividend Plus Fund. The Surviving Fund has an investment objective and strategies that were, in all material respects, the same as those of the Equity Dividend Plus Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Equity Dividend Plus Fund. Certain financial information included on the following pages is that of the Surviving Fund. The fiscal year end for the FBP Predecessor Funds was March 31. Effective August 1, 2023, the Equity Dividend Plus Fund changed its fiscal year from March 31 to September 30.

The Large Cap Focused Fund acquired all of the assets and liabilities of the First Investors Select Growth Fund, a series of First Investors Equity Funds (the “Prior Fund”) in a tax-free reorganization on October 4, 2019. The Fund acquired all of the assets and liabilities of the Delaware Growth Equity Fund, a series of Delaware Group Equity Funds IV, (the “Large Cap Predecessor Fund”) in a tax-free reorganization on September 16, 2022. In connection with First Predecessor Fund acquisition, shares of the Prior Fund’s Class A shares, Advisor Class shares, and Institutional Class shares were exchanged for Class A shares, Institutional Class shares, and Class R6 shares, respectively, of the Large Cap Predecessor Fund. In connection with the Large Cap Predecessor Fund acquisition, shares of the Large Cap Predecessor Fund’s Class A shares, Institutional Class shares, and Class R6 shares were exchanged for Class A shares, Institutional Class shares, and Class R6 shares of the Large Cap Focused Fund. The Prior Fund and the Large Cap Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Large Cap Focused Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Certain financial information included on the following pages is that of the Large Cap Predecessor Fund.

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The High Income Fund acquired all of the assets and liabilities of the Aquila High Income Fund, a series of the Aquila Funds Trust (the “High Income Predecessor Fund”) in a tax-free reorganization on November 22, 2024 (the “High Income Reorganization”). In connection with the High Income Reorganization, (i) the High Income Predecessor Fund’s Class A shares, Class C shares, and Class I shares were exchanged for Class A shares of the High Income Fund; (ii) the High Income Predecessor Fund’s Class Y shares were exchanged for Institutional Class shares of the High Income Fund; and (iii) the Class F shares are no longer offered. The High Income Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the High Income Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the High Income Fund. Certain financial information included on the following pages is that of the High Income Predecessor Fund. Effective June 27, 2025,  the High Income Fund changed its fiscal year from December 31 to September 30.

The Aquila Opportunity Growth Fund, a series of Aquila Funds Trust (the “Equity Opportunity Predecessor Fund”) acquired the assets and liabilities of Aquila Three Peaks Equity Opportunity Fund (the “Prior Predecessor Fund”) on October 11, 2013. The Equity Opportunity Fund acquired all of the assets and liabilities of the Equity Opportunity Predecessor Fund (together with the Prior Predecessor Fund, the “Opportunity Predecessor Funds”) in a tax-free reorganization on November 22, 2024 (the “Equity Opportunity Reorganization”). In connection with the Equity Opportunity Reorganization, (i) the Equity Opportunity Predecessor Fund’s Class A shares, Class C shares, and Class I shares were exchanged for Class A shares of the Equity Opportunity Fund; (ii) the Equity Opportunity Predecessor Fund’s Class Y shares were exchanged for Institutional Class shares of the Equity Opportunity Fund; and (iii) the Class F shares are no longer offered. The Opportunity Predecessor Funds had an investment objective and strategies that were, in all material respects, the same as those of the Equity Opportunity Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Certain financial information included on the following pages is that of the Equity Opportunity Predecessor Fund. Effective June 27, 2025, the Equity Opportunity Fund changed its fiscal year from December 31 to September 30.

The Surviving Fund, the Large Cap Predecessor Fund, the High Income Predecessor Fund and the Equity Opportunity Predecessor Fund are referred to collectively herein as the “Predecessor Funds.”

This SAI describes the financial history, management and operation of the Funds, as well as the Funds’ investment objective and policies. It should be read in conjunction with the Prospectus.

Investments in the Funds are not:

●	Deposits or obligations of any bank;

●	Guaranteed or endorsed by any bank; or

●	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

●	by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

INVESTMENT LIMITATIONS

Fundamental Investment Restrictions. Each Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in a Fund. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the Fund means the lesser of (i) 67% of a Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of a Fund’s outstanding shares.

Under these fundamental limitations, the Equity Dividend Plus Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Fund. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or

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other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

(5)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(6)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(7)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), the Funds will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

For purposes of the Funds’ concentration policy, if the Funds invest in one or more investment companies, the Funds will examine the holdings of such investment companies to ensure that the Fund is not indirectly concentrating its investments in a particular industry or group of industries.

As a matter of fundamental policy, the Large Cap Focused Fund and International Equity Fund may not:

(1)	Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(2)	Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

(3)	Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

(4)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(5)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(6)	Make personal loans or loans of its assets to persons who control or are under common control with a Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

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(7)	With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies; and (iii) obligations of the United States Government, its agencies, or instrumentalities.

As a matter of fundamental policy, the High Income Fund and Equity Opportunity Fund may not:

(1)	Borrow money except as permitted by the 1940 Act.

(2)	Engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

(3)	The Funds may lend money or other assets to the extent permitted by the 1940 Act.

(4)	The Funds may not issue senior securities except as permitted by the 1940 Act.

(5)	The Funds may not purchase or sell real estate except as permitted by the 1940 Act.

(6)	The Funds may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.

(7)	The Funds may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except as permitted by the 1940 Act.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, neither Fund contemplates borrowing for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Funds’ policies on senior securities. If a Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board and Manager regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund

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engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds. The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes

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concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications. If the Fund invests in one or more investment companies, the Fund will examine the holdings of such investment companies to ensure that the Fund is not indirectly concentrating its investments in a particular industry or group of industries.

The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Restrictions. In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectus, each Fund will be subject to the following investment restriction, which are considered nonfundamental and may be changed by the Trust’s Board of Trustees (“Board” or “Trustees”) without shareholder approval.

In applying a Fund’s policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities. For purposes of a Fund’s concentration policy, if a Fund invests in one or more investment companies, the Fund will examine the holdings of such investment companies to ensure that the Fund is not indirectly concentrating its investments in a particular industry or group of industries.

Except for a Fund’s policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

The Prospectus describes each Fund’s investment objective and principal investment strategies, as well as the principal investment risks of the Funds. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI.

The following descriptions and policies supplement the descriptions in the Prospectus and include descriptions of certain types of investments that may be made by each Fund but may not be part of a Fund’s principal investment strategies. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment program will be successful. Investors should carefully review the descriptions of each Fund’s principal investments and their risks described in the Prospectus and this SAI.

Equity Securities. The equity portion of a Fund’s portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter (“OTC”) market. In addition to common stocks, the equity portion of a Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which a Fund invests may fluctuate in response to many factors, including the activities of the individual companies issuing the equity securities, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject a Fund to potential losses. In addition, regardless of any one company’s prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for a Fund. Market declines may continue for an

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indefinite period, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised. As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Fixed-Income Securities. A Fund will invest in fixed-income securities directly, as well as indirectly through investments in shares of other investment companies, including government and corporate bonds, money market instruments, junk bonds, and zero-coupon bonds. Zero-coupon bonds are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time. Fixed-income securities purchased by the other investment companies in which a Fund invests may consist of obligations of any rating. Fixed-income securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. High yield bonds (also known as “junk” bonds) are typically rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by S&P Global Ratings (“S&P”) or below investment grade by other recognized rating agencies. A Fund may invest indirectly in unrated securities through other investment companies that invest in unrated securities. Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:

Sensitivity to Interest Rate and Economic Change. The economy and interest rates affect high yield securities differently than other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, an underlying mutual fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, an investment company in which the Fund invests would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the other investment companies’ assets. If an investment company in which a Fund invests experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the other investment companies’ expenses can be spread and possibly reducing the other investment companies’ rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the ability of the investment companies in which the Fund invests to accurately value high yield bonds and may hinder their ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, because credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, an investment company in which the Fund invests must monitor the issuers of high yield bonds in their portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so an investment company in which the Fund invests can meet redemption requests.

High-yield securities are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or “pay-in-kind” securities. The investment companies in which the Fund invests will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. The payment of principal and interest on most fixed-income securities purchased by an investment company in which the Fund invests will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, including the Federal

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Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its fixed-income securities may be materially adversely affected by litigation or other conditions.

The ratings of S&P, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of fixed-income securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and fixed-income securities with the same maturity, interest rate, and rating may have different yields while fixed-income securities of the same maturity and interest rate with different ratings may have the same yield. For a more detailed description of ratings, please see Appendix A.

Money Market Instruments. A Fund will invest in money market instruments directly, as well as indirectly through investments in shares of other investment companies, including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements). Money market instruments also may include banker’s acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper, and variable amount demand master notes (“Master Notes”). Banker’s acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When an investment company acquires a banker’s acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The banker’s acceptance carries the full faith and credit of such bank. A certificate of deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.

U.S. Government Securities and U.S. Government Agency Securities. A Fund will invest in U.S. Government Securities and U.S. Government Agency Securities directly, as well as indirectly through investments in shares of other investment companies, U.S. Government securities and U.S. Government Agency Securities include (i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA) and other U.S. Government authorities, agencies, and instrumentalities. While obligations of some U.S. Government agencies and sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund’s shares.

Foreign Investments. A Fund will invest in foreign securities directly, as well as indirectly through investments in shares of other investment companies. Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

Derivative Instruments. A Fund will invest in derivative instruments directly, as well as indirectly through investments in shares of other investment companies. While transactions in derivatives may reduce certain risks, these transactions themselves

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entail certain other risks. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested. A Fund may invest in derivative instruments to the extent permissible under the 1940 Act and other applicable securities laws. To the extent that a Fund invests directly in options and futures, a Fund will comply with the applicable requirements of the 1940 Act. Regulatory changes regarding the use of derivatives may increase the cost of such derivatives, which could increase a Fund’s expenses or cause a Fund to reduce or eliminate its use of derivatives.

When used for hedging purposes, increases in the value of the securities held or intended to be acquired should offset any losses incurred with a derivative. Use of derivatives for purposes other than hedging could expose a Fund to greater risks.

The ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities being hedged may not move in the same amount, or even in the same direction as the hedging instrument. This risk can be minimized by investing only in those contracts whose behavior is expected to resemble the portfolio securities being hedged. However, if a prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the use of derivative instruments may result in a loss.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

●	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

●	a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

●	differences between the derivatives, including different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions:

●	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;

●	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

●	the facilities of the exchange may not be adequate to handle current trading volume;

●	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or

●	investors may lose interest in a particular derivative or category of derivatives.

If a Fund incorrectly predicts securities market and interest rate trends, such Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and they may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.

The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

●	actual and anticipated changes in interest rates;

●	fiscal and monetary policies; and

●	national and international political events.

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Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the derivative may not trade at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the Commodities Futures Trading Commission and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since a Fund is not a member of a clearing house and only clearing members can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In addition, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. It is expected that these regulations will have a material impact on a Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between each Fund and its swap counterparties and may increase the amount of margin each Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate a Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

Funds investing in derivatives must comply with Rule 18f-4 under the 1940 Act, which provides for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. Rule 18f-4 could restrict a Fund’s abilities to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions.

Options. A Fund may purchase and write put and call options on securities. The purchase and writing of options involves certain risks. During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the entire investment in the option will be lost. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be

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no assurance that a liquid market will exist when an option position is closed out. Furthermore, if trading restrictions or suspensions are imposed on the options market, it may not be possible to close out a position.

Options offer large amounts of leverage, which will result in a Fund’s net asset value (“NAV”) being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between A Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and a Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Short Sales. While a Fund will not short securities as a principal investment strategy, a Fund will indirectly be subject to short sales risk to the extent an investment company held by the Fund shorts securities. A short sale is a transaction in which a party sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When a party makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The party is required to make a margin deposit in connection with such short sales; the party may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the party covers the short position, the party will incur a loss; conversely, if the price declines, the party will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

Investment Companies. A Fund may invest in securities of other investment companies, including, without limitation, money market funds, closed-end funds, and exchange traded funds. The Funds expect to rely on Rule 12d1-1 under the 1940 Act, when purchasing shares of a money market fund. Under Rule 12d1-1, a Fund may generally invest without limitation in money market funds as long as a Fund pay no sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund; or the Advisor waives its management fee in an amount necessary to offset any sales charge or service fee. The Funds will also purchase shares of other investment companies that are not money market funds. The Funds’ investments in such securities involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Pursuant to Section 12(d)(1)(A) of the 1940 Act, the Funds will be prevented from: (i) purchasing more than 3% of an investment company’s outstanding shares; (ii) investing more than 5% of the Funds’ assets in any single such investment company, and (iii) investing more than 10% of the Funds’ assets in investment companies overall; unless: (a) the underlying investment company and/or the applicable Funds have received an order for exemptive relief from such limitations from the SEC; and (b) the underlying investment company and the Funds take appropriate steps to comply with any conditions in such order. In addition, the Funds are subject to Section 12(d)(1)(C), which provides that a Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, a Fund and other investment companies having the same adviser as a Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock. However, Rule 12d1-4 of the 1940 Act provides that the provisions of

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paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) a Fund does not control the acquired fund; (ii) a Fund uses mirror voting if it holds more than 25% of an acquired open-end fund due to a decrease in the outstanding securities of the acquired fund and if it holds more than 10% of a closed-end fund (iii) the Advisor and the investment advisor to the acquired fund make certain findings regarding the fund of funds arrangement, after considering specific factors; (iv) a Fund and acquired funds not advised by the Advisor have entered into an agreement prior to exceeding the limits of section 12(d)(1); and (v) a Fund is not part of a three tiered or more fund of funds structure. Investments by the Funds in other investment companies entail a number of risks unique to a fund of funds structure. These risks include the following:

Multiple Layers of Fees. By investing in other investment companies indirectly through a Fund, prospective investors will directly bear the fees and expenses of a Fund’s Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well. As such, this multiple or duplicative layer of fees will increase the cost of investments in the Fund.

Lack of Transparency. The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor. A Fund has no control over the risks taken by the underlying investment companies in which they invest.

Valuation of Investment Companies. Although the Advisor will attempt to review the valuation procedures used by other investment companies’ managers, the Advisor will have little or no means of independently verifying valuations of a Fund’s investments in investment companies and valuations of the underlying securities held by other investment companies. As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers. In the event that such valuations prove to be inaccurate, the NAV of a Fund could be adversely impacted and an investor could incur a loss of investment in a Fund.

Illiquidity of Investments By and In Other Investment Companies. Other investment companies may invest in securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale. Further, a Fund may not be able to redeem their interests in other investment companies’ securities that it has purchased in a timely manner. If adverse market conditions were to develop during any period in which a Fund is unable to redeem interests in other investment companies, a Fund may suffer losses as a result of this illiquidity. As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies. Any such losses could adversely affect the value of a Fund’s investments and an investor could incur a loss of investment in a Fund.

Lack of Control. Although the Funds and the Advisor will evaluate regularly other investment companies to determine whether their investment programs are consistent with each Fund’s investment objective, the Advisor will not have any control over the investments made by other investment companies. Even though other investment companies are subject to certain constraints, the investment advisor to each such investment company may change aspects of their investment strategies at any time. The Advisor will not have the ability to control or influence the composition of the investment portfolio of other investment companies.

Lack of Diversification. There is no requirement that the underlying investments held by other investment companies be diversified. As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities. As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments. Thus, a Fund’s portfolios (and by extension the value of an investment in a Fund) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.

Use of Leverage. The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the NAV of the shares of the other investment companies and in the return on the other investment companies’ investments. Borrowing will also cost other investment companies interest expense and other fees. As such, the value of a Fund’s investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified. As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of a Fund’s investments and an investor could incur a loss of investment in a Fund.

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Temporary Defensive Positions. A Fund may, from time to time, take temporary defensive positions that are inconsistent with a Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When a Fund takes a temporary defensive position, a Fund may not be able to achieve its investment objective.

Exchange Traded Funds. A Fund, and the other investment companies which a Fund invests, may invest in exchange traded funds (“ETFs”). An ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded). In addition, all ETFs will have costs and expenses that will be passed on to a Fund and these costs and expenses will in turn increase a Fund’s expenses. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact a Fund’s NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF holds. Finally, there may be legal limitations and other conditions imposed by rules of the SEC on the amount of the ETF shares that a Fund may acquire.

Repurchase Agreements. A repurchase transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), and it then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. The Advisor will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, a Fund will retain or attempt to dispose of the collateral. A Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. A Fund will not invest in reverse repurchase agreements.

Mortgage-Backed and Asset-Backed Securities. A Fund, and the other investment companies which a Fund invests, may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund will receive scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing, though they are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. If the letter of credit is exhausted and the full amounts due on the underlying loans are not received because of unanticipated costs, depreciation, damage, or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

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If a Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When the interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies, or instrumentalities, are not subject to the Fund’s industry concentration restrictions because securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities are excluded from the restriction. Privately-issued mortgage-backed securities are, however, subject to the Fund’s industry concentration restrictions.

Debentures. A debenture is long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk with this type of investment is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific assets of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. A Fund may invest in all types of debentures, including corporate and government debentures.

Forward Commitment and When-Issued Securities. A Fund, and the other investment companies which a Fund invests, may purchase securities on a when-issued basis or for settlement at a future date if a Fund holds sufficient assets to meet the purchase price. In such purchase transactions, a Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, a Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, a Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate. In such a case, a Fund could incur a short-term gain or loss.

Restricted Securities. Within its limitation on investment in illiquid securities, a Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933 and are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

Lending of Portfolio Securities. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board. In determining whether a Fund will lend securities, the Advisor will consider all relevant facts and circumstances. A Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, U.S. government securities, or standby letters of credit not issued by a Fund’s bank lending agent. A Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral. While the loan is outstanding, the borrower will pay a Fund any interest paid on the loaned securities, and a Fund may invest the cash collateral to earn additional income. Alternatively, a Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral. It is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. Voting rights for loaned securities will typically

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pass to the borrower, but a Fund will retain the right to call any security in anticipation of a vote that the Advisor deems material to the security on loan. Loans are subject to termination at the option of a Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a Fund may use, and ta Fund may lend securities to only one or a small group of borrowers. Mutual funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Such borrowing may make a Fund’s NAV more volatile than funds that do not borrow for investment purposes because leverage magnifies changes in a Fund’s NAV and on the Fund’s investments. Although the principal of borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Funds. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, a Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss. The Funds do not intend to use leverage in excess of 5% of total assets and will not make additional investments when outstanding borrowings exceed 5% of each Fund’s total assets.

A Fund may also borrow money to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires each Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund will be required to reduce the amount of its borrowings within three days (not including Sundays and holidays), and may be required to dispose of some portfolio holdings in order to reduce a Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on a Fund’s performance. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications of sectors set forth in each Fund’s annual and semi-annual reports. The sectors in which a Fund may have greater exposure will vary from time to time.

●	Financial Industry: Companies in the financial industry are subject to certain risks, including the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. The performance of these companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g. subprime loans). Companies in the financial industry are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the level of interest rates and fees they may charge. In addition, the profitability of such companies is largely dependent upon the availability and the cost of capital. Investment banking, securities brokerage and investment advisory companies

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are particularly subject to government regulations and the risks inherent in securities trading and underwriting activities.

●	Technology Industry: Technology companies rely heavily on technological advances and face intense competition from new market entrants, both domestically and internationally, which may have an adverse effect on profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and general economic conditions. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and the loss or impairment of these rights may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

●	Communications Industry: Communication service companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, government regulation, shifting demographics and unpredictable changes in consumer preferences. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. In addition, some companies engaged in internet-related activities are difficult to value and may have high share prices relative to their earnings which may not be sustainable over the long-term.

●	Health Care Industry: Companies in the health care industry are subject to the additional risks of increased competition within the health care industry, changes in legislation or governmental regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of securities of health science companies may fluctuate widely due to governmental regulation and the ability to obtain approval of their products and services, which may have a significant effect on their price and availability. In addition, these products may quickly become obsolete. Liability for products that are later alleged to be unsafe or harmful may be substantial and have a significant impact on a company’s market value or share price.

●	Consumer Discretionary Industry: The consumer discretionary sector may be affected by fluctuations in supply and demand and changes in consumer spending and buying patterns as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations. Companies in this sector may also be adversely affected by the effects of inflation and disruptions in the supply chain that negatively impact the availability of products. In addition, certain companies in the consumer discretionary sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

●	Consumer Staples Industry: Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles and marketing competition. Companies in the consumer staples sector may be negatively impacted by government regulations affecting their products and may also be subject to risks relating to the supply of, demand for, and prices of raw materials. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends. Companies in this sector may also be adversely affected by the effects of inflation and disruptions in the supply chain that negatively impact the availability of products. In addition, certain companies in the consumer staples sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

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●	Industrials: Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general or a decline in demand due to rapid technological developments and frequent new product introductions. The performance of these companies may also be affected by governmental regulation, world events and economic conditions and the risks of environmental damage and product liability claims. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

●	Materials: Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing competition, resource depletion and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technological progress and labor relations. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in the material sector located in foreign markets.

●	Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities.

●	Real Estate Investment Trusts (“REITs”): While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Most REITs are structured as an Umbrella Partnership (“UPREIT”) where the REIT is the general partner and majority owner of the Operating Limited Partnership. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence; damage to real estate resulting from floods, earthquakes, terrorist attacks, or other material disasters that may not be covered by insurance; and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industries, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase the Fund’s underlying expenses.

●	Commodities: The Funds may invest in securities, including exchange-traded funds (“ETFs”), whose performance is linked to the price of an underlying commodity or commodity index. The performance of these securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

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●	Energy Industry: Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part to their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors which may be out of the control of the issuers of such securities. Fluctuations in the energy market may impact the price of securities exposed indirectly to energy risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.

Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the federal funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Municipal Obligations. Municipal obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are municipal obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

The yields on municipal obligations are dependent on a variety of factors, including supply and demand, liquidity and general conditions of the municipal market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. Like other debt securities, municipal obligations are subject to credit risk, interest rate risk and call risk. Obligations of certain issuers of municipal obligations may not be enforceable under the exercise of traditional creditors’ rights. Litigation and natural disasters, as well as adverse economic, business, legal or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Certain municipalities of the U.S. and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly affect other municipal obligations. In August 2015, Puerto Rico became the first U.S. commonwealth to default on its debt and has approximately $74 billion of outstanding bond debt.

Illiquid Investments. A Fund may invest in illiquid securities with up to 15% of its assets, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than 7 days and other securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Liquidity Risk for Fixed Income Securities. Liquidity risk is the risk associated with any event, circumstances or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market or other conditions. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods

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of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

Description of Bond Ratings. A description of the various bond ratings used by the NRSROs (Moody’s, S&P and Fitch Ratings) is attached to this SAI as Appendix A. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Interest Rate Risks. Interest rate changes can be sudden and unpredictable and are driven by a wide variety of factors, including central bank monetary policies, inflation rates, supply and demand and general economic conditions. Over the longer term rising interest rates may present greater risks than has historically been the case due to the recent period of low rates, the effect of government fiscal initiatives and the potential market reaction to those initiatives. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. These market conditions may increase a Fund’s exposures to interest rate risk. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, a Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high–yield debt instruments or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

High-Yield/High-Risk Securities. The High Income Fund may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor’s and Fitch or Ba or lower by Moody’s Investors Service, Inc.). The High Income Fund may also invest in unrated bonds of foreign and domestic issuers. The Equity Opportunity Fund may invest without limit in convertible securities of any rating, including below investment grade securities, or in unrated convertible bonds. Subject to the Fund’s investment strategy to invest, under normal circumstances, at least 80% of its net assets in equity securities, the Equity Opportunity Fund may invest in fixed income securities, including high yield bonds, exchange traded funds that invest primarily in fixed income securities, zero coupon bonds or pay-in-kind (“PIK”) bonds.

Junk bonds are considered speculative investments. Lower rated bonds generally experience greater volatility than investment grade bonds, and involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market.

Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the fund’s performance.

Zero Coupon, Step Coupon and Pay-In-Kind Securities. The High Income Fund may invest without limit in zero coupon, pay-in-kind (“PIK”) and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value.

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They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. PIK bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

The income-producing securities that a Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current Federal income tax law requires holders of zero coupon, step coupon and PIK securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon, step coupon and PIK bonds. Because the Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds, step coupon bonds or PIK bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and PIK securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price and are valid for a specific period of time (generally two or more years). Prices of warrants may be volatile and do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Special Purpose Acquisition Companies. A Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (IPO) for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify a merger target and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. The securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer.

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Inflation and Deflation. A Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a Fund will be worth less in the future as inflation decreases the present value of money. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or results of operations of companies in which a Fund may invest, which may cause the value of a Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Commodity Exchange Act Regulation. The Advisor has claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation under the CEA. An advisor claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. On an annual basis, the Advisor is required to reaffirm its eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent the Advisor from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Advisor may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to a Fund, and a Fund may become subject to regulation by the CFTC. A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

Cybersecurity Risk. A Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks affecting a Fund, the Advisor, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions; impact the ability to calculate a Fund’s NAV; cause the release of private shareholder information or confidential business information; impede trading; or subject the Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures, or cause reputational damage. Cyber-attacks may render records of a Fund’s assets or transactions, shareholder ownership of Fund shares, and other data integral to the functioning of a Fund inaccessible, inaccurate, or incomplete. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially since there are inherent limitations in the efforts, including that certain risks have not been identified, given the evolving nature of this threat. A Fund relies on third party service providers for many of their daily operations and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect a Fund from cyber-attacks. Similar types of cyber security risk are also present for the issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such securities to lose value.

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PORTFOLIO TRANSACTIONS

Subject to the policies established by the Board, the Advisor makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. The Advisor shall manage each Fund’s portfolio in accordance with the terms of the investment advisory agreement (the “Investment Advisory Agreement”) by and between the Advisor and the Trust on behalf of each Fund, which is described in detail under “Management and Other Service Providers.” The Sub-Advisor shall manage a Fund’s portfolios in accordance with the terms of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and between the Advisor and the Sub-Advisor, which is described in detail under “Management and Other Service Providers.” The Advisor and Sub-Advisor each serves as investment advisor for a number of client accounts, including a Fund. Investment decisions for a Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor or Sub-Advisor.

Brokerage Selection. The Board has adopted, and the Trustees have approved, policies and procedures relating to the direction of fund portfolio securities transactions to broker-dealers. Neither the Advisor nor Sub-Advisor may give consideration to sales of shares of a Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor or Sub-Advisor may, however, place portfolio transactions with broker-dealers that promote or sell a Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. In selecting brokers to be used in portfolio transactions, the general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Advisor or Sub-Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, past experience with similar trades, and other factors that may be unique to a particular order. Recognizing the value of these discretionary factors, the Advisor or Sub-Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended, as well as the Investment Advisory Agreement and Sub-Advisory Agreement, the Advisor and Sub-Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor or Sub-Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor or Sub-Advisor to determine and track investment results; and trading systems that allow the Advisor or Sub-Advisor to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Advisor or Sub-Advisor may also be used for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor or Sub-Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make the views and information of individuals and research staffs of other securities firms available to the Advisor or Sub-Advisor for their analysis and consideration. These services may be useful to the Advisor or Sub-Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor or Sub-Advisor in connection with a Fund. Although such information may be a useful supplement to the Advisor’s or Sub-Advisor’s own investment information in rendering services to a Fund, the value of such research and services is not expected to reduce materially the expenses of the Advisor or Sub-Advisor in the performance of its services under the Investment Advisory Agreement or Sub-Advisory Agreement and will not reduce the management fees payable to the Advisor by a Fund or to the Sub-Advisor by the Advisor.

A Fund may invest in securities traded in the OTC market. In these cases, a Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. A Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions. With respect to securities traded only in the OTC market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.

A Fund’s fixed income portfolio transactions may be executed through broker-dealers on an agency basis or be principal transactions executed in over the counter markets on a “net” basis, which may include a dealer mark up. Where possible, the

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Advisor will deal directly with the broker-dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such broker-dealers usually act as principal for their own account.

For the fiscal years ended September 30, 2025, 2024 and 2023, the total brokerage commissions paid by the Equity Dividend Plus Fund were $48,772, $26,404, and $20,869, respectively. During the fiscal year ended March 31, 2023 the total brokerage commissions paid by the Surviving Fund were $16,302.30. The significant change in brokerage commissions paid by the Equity Dividend Plus Fund from 2024 to 2025 was due to an increase in portfolio turnover and increased shareholder activity.

During the fiscal years ended September 30, 2025, 2024, and 2023, the total brokerage commissions paid by the Large Cap Focused Fund were $59,158, $78,475, $64,332, respectively.

During the fiscal years ended September 30, 2025 and 2024, the total brokerage commissions paid by the International Equity Fund were $17,289 and $4,413.

For the fiscal period ended September 30, 2025, the total brokerage commissions paid by the High Income Fund were $0. During the fiscal years ended December 31, 2024 and 2023 the total brokerage commissions paid by the High Income Fund were $947 and none, respectively.

For the fiscal period ended September 30, 2025, the total brokerage commissions paid by the Equity Opportunity Fund were $13,791. During the fiscal years ended December 31, 2024 and 2023 the total brokerage commissions paid by the Equity Opportunity Fund were $37,877 and $45,914, respectively. The significant change in brokerage commissions paid by the Equity Opportunity Fund from 2024 to 2025 was due to a reduction in portfolio turnover. The significant change in brokerage commissions paid by the Equity Opportunity Fund from 2023 to 2024 was due to a reduction in portfolio turnover.

A Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

Aggregated Trades. While investment decisions for a Fund are made independently of the Advisor’s or Sub-Advisor’s other client accounts, the other client accounts may invest in the same securities as a Fund. To the extent permitted by law, the Advisor or Sub-Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor or Sub-Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund. Aggregated trades for limited investment opportunities, such as initial public offerings, will be made on a pro-rata basis.

Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The annualized portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of a Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable a Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and a Fund may engage in short-term trading to achieve its investment objective. High rates of portfolio turnover could lower performance of a Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

The portfolio turnover rate for the Equity Dividend Plus Fund over the last two fiscal years ended September 30 is set forth below.

2025	2024
33%	20%

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The portfolio turnover rate for the Large Cap Focused Fund over the last two fiscal years ended September 30 is set forth below.

2025	2024
29%	35%

The portfolio turnover rate for the International Equity Fund over the last two fiscal years ended September 30 is set forth below.

2025	2024
87%	24%

The portfolio turnover rate for International Equity Fund increased to 87% in 2025 as compared to 24% in 2024 as a result of a significant increase in market value of the portfolio caused by increasing asset inflows to the fund.

The portfolio turnover rate for the High Income Fund over the most recent fiscal period ended September 30 is set forth below.

2025*
21%

*	For the period January 1, 2025 through September 30, 2025.

The portfolio turnover rate for the High Income Fund over the last two fiscal years ended December 31 is set forth below.

2024
33%

The portfolio turnover rate for the Equity Opportunity Fund over the most recent fiscal period ended September 30 is set forth below.

2025*
17%

*	For the period January 1, 2025 through September 30, 2025.

The portfolio turnover rate for the Equity Opportunity Fund over the fiscal year ended December 31 is set forth below.

2024
44%

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on December 16, 2021, is an open-end management investment company. The Trust’s Agreement and Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes

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of shares of each such series. The Trust currently consists of three series. Additional series and/or classes may be created from time to time. The number of shares in each series of the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive rights. The Trust does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-class Plan for the Fund that contain the general characteristics of and conditions under which such series may offer multiple classes of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

The Agreement and Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Agreement and Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of four individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in

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such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by William Ferri, who has served as the Chairman of the Board since April, 2022. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

William Ferri may be deemed to be an interested person of the Trust by virtue of his senior management role at the Advisor. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board. The Independent Trustees also meet quarterly in executive session without Mr. Ferri. In view of the small size of the Board, the Independent Trustees have not designated any single trustee to be the lead Independent Trustee at this time.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee, Nominating and Governance Committee, and Valuation Committee each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. The primary purposes of the Nominating and Governance Committee are to consider and evaluate the structure, composition and operation of the Board, to evaluate and recommend individuals to serve on the Board of the Trust, and to consider and make recommendations relating to the compensation of the Trust’s independent trustees. The Nominating and Governance Committee may consider recommendations for candidates to serve on the Board from any source it deems appropriate. The Valuation Committee is responsible for overseeing the valuation designee who has the authority to determine the fair value of specific securities under the policies and procedures adopted by the Board.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Barnard has almost a decade of experience as a Chief Financial Officer and has served as director of private funds and listed SPACs. Ms. Heine has over 20 years of experience in the fund and asset management industry. Mr. Zurita has over 30 years of experience owning, operating, acquiring, and developing commercial and residential real estate in the United States and the Caribbean. Mr. Ferri has over 25 years of experience as an executive in the asset management industry. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

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The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 110 E. 59th Street, New York, NY 10022.

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Douglas Barnard Date of Birth: 1960	Independent Trustee	Since 4/22	Director, Prophet Asset Management LLC, (manager of hedge funds) (2015-present)	6	Cantor Equity Partners I, Inc.(2025-present); Cantor Equity Partners IV, Inc. (2025-present); Cantor Fitzgerald Infrastructure Fund (2022 - present); CF Acquisition Corp VI (2021-2022); CF Acquisition Corp VII (2022-2024).
Ramona Heine Year of Birth: 1977	Independent Trustee	Since 4/22	Co-Founder and Chief Executive Officer, Heine & Kim Fiduciary Partners LLC (provides independent fund director and fiduciary services to funds and asset managers) (2018-present).	6	Macquarie Infrastructure Income Opportunities Fund (2026-present); Coller Private Credit Secondaries Trust (2025-present); Coller Secondaries Private Equity Opportunities Fund (2023-present); Cantor Fitzgerald Infrastructure Fund (2022 - present).
Louis Zurita Year of Birth: 1960	Independent Trustee	Since 4/22	Managing member, 20095th Street, LLC (multi-family real estate investments) (2018-present); 275 Associates, LLC (real estate investments) (2013-present).	6	Cantor Equity Partners II, Inc.(2025-present); Cantor Fitzgerald Infrastructure Fund (2022-present); CF Acquisition Corp IV (2020-present); Remate Lince S.A.P.I. de C.V. (2017-present); ELX Future Holdings (2016-present); ; Cantor Equity Partners I, Inc.(Aug 2025 – Dec 2025); CF Acquisition Corp V (2021-2022); Cantor Futures Exchange L.P. (2016- 2021).
Interested Trustees
William Ferri Year of Birth: 1966	Trustee, Chairman, President, and Principal Executive Officer	Since 4/22	Global Head of Asset Management Cantor Fitzgerald (2022- present); Group Managing Director and UBS Asset Management Executive Committee Member, UBS (2007- 2021); Head of Americas, UBS AM (2017-2021).	6	Cantor Fitzgerald Infrastructure Fund (2022 - Present)

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Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
Brian Curley Year of Birth: 1970	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Since 6/23	Vice President, Ultimus Fund Solutions, LLC (2020-present); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).	n/a	n/a
Adam Brajer Year of Birth: 1983	Secretary	Since 9/25	Senior Deputy General Counsel, Managing Director, and Secretary, Cantor Fitzgerald (2025-present); General Counsel; Cantor Fitzgerald Asset Management division (2025-present); Assistant General Counsel, Cantor Fitzgerald (2009-2025).	n/a	n/a
James Ash Year of Birth: 1976	Chief Compliance Officer	Since 4/22	Senior Vice President and Head of Fund Compliance, Northern Lights Compliance, LLC (2023-present); Senior Compliance Officer, Northern Lights Compliance, LLC (2019-2023); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	n/a	n/a
Ari Buchen Year of Birth:1988	Assistant Secretary	Since 6/24	Vice-President and Assistant General Counsel, Cantor Fitzgerald, L.P (2021- present); Associate, Pryor Cashman LLP (law firm) (2018-2021)	n/a	n/a
Christine Palermo Year of Birth: 1976	Assistant Treasurer	Since 12/23	Manager – Fund Administration, Ultimus Fund Solutions, LLC (2008-present).	n/a	n/a

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal year ended September 30, 2025, the Audit Committee met four times.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees; (ii) review the Fund’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) review trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii)

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periodically review the Board’s corporate Governance policies and practices and recommend, as it deems appropriate, any changes to the Board; and (ix) consider any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board. The Nominating and Governance Committee generally will consider shareholder nominees. The Nominating and Governance Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. The Nominating and Governance Committee met once during the fiscal year ended September 30, 2025.

Valuation Committee

The Valuation Committee is responsible for overseeing the valuation designee (the Advisor) who is responsible for determining, in good faith, the fair value of securities and other assets of a Fund for which market quotations are not readily available pursuant to the policies and procedures adopted by the Trust’s Board. Such determinations are reported to the Trust’s Board. The Valuation Committee met did not meet during the fiscal year ended September 30, 2025.

Compensation

Each “non-interested” receives an annual retainer of $20,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chair of the Audit Committee receives an additional $5,000 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Advisor and are not paid by the Fund for serving in such capacities.

None of the interested trustees or executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended September 30, 2025. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustees	Aggregate Compensation from the Equity Dividend Plus Fund	Aggregate Compensation from the Large Cap Focused Fund	Aggregate Compensation from the International Equity Fund	Aggregate Compensation from the High Income Fund	Aggregate Compensation from the Equity Opportunity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees*
		Independent Trustees
Douglas Barnard	$5,833	$5,833	$5,833	$3,750	$3,750	None	None	$50,000
Ramona Heine	$4,667	$4,667	$4,667	$3,000	$3,000	None	None	$40,000
Louis Zurita	$4,667	$4,667	$4,667	$3,000	$3,000	None	None	$40,000
		Interested Trustee
William Ferri	None	None	None	None	None	None	None	None

*	The “Fund Complex” includes the Cantor Fitzgerald Infrastructure Fund.

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Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of December 31, 2025, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Douglas Barnard	A	A
Ramona Heine	A	A
Louis Zurita	A	A
William Ferri	A	A

*	“Family of Investment Companies” includes the Cantor Fitzgerald Infrastructure Fund.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2025, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Advisor, the Fund’s distributor, or any person controlling, controlled by, or under common control with the Advisor, or the Fund’s distributor.

Principal Holders of Voting Securities. As of January 1, 2026, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) none of the then outstanding shares of the Fund. As of January 1, 2026, to the Trust’s knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of each class of the Fund. Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of Shareholders.

Cantor Fitzgerald Equity Dividend Plus Fund

Name and Address	Percentage Owned	Type of Ownership
Institutional Class
UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086	26.47%	Record
Charles Schwab & CO Inc. Special Custody Acct FBO Customers Attn Mutual Funds Operations 211 Main Street San Francisco, CA 94105	14.54%	Record
SEI Private Trust Company C/O ID 866 Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	7.42%	Record

Class A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	89.66%	Record

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Cantor Fitzgerald Large Cap Focused Fund

Name and Address	Percentage Owned	Type of Ownership
Institutional Class
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Funds Dept, 4th Floor 499 Washington Blvd Jersey City, NJ 07310	27.66%	Record
UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086	18.25%	Record
LPL Financial Account 1000-0005 4707 Executive Drive San Diego, CA 92121	16.48%	Record
Charles Schwab & CO Inc. Special Custody Acct FBO Customers Attn Mutual Funds Operations 211 Main Street San Francisco, CA 94105	12.92%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.97%	Record

Class A
Matrix Trust Company Cust. FBO Pen Serv Delaware/Foresters 717 17th Street, Suite 1300 Denver, CO 80202	33.77%	Record
Charles Schwab & CO Inc. Special Custody Acct FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	6.96%	Record

Class R6
Matrix Trust Company Agent for Advisor Trust, Inc. Flexible Plan Investments, LTD 401k Plan 717 17th Street, Suite 1300 Denver, CO 80202	51.22%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Funds Dept, 4th Floor 499 Washington Blvd Jersey City, NJ 07310	43.45%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.32%	Record

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Cantor Fitzgerald International Equity Fund

Name and Address	Percentage Owned	Type of Ownership
Institutional Class
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	82.92%	Record
Charles Schwab & CO Inc. Special Custody Acct FBO Customers Attn Mutual Funds Operations 211 Main Street San Francisco, CA 94105	15.06%	Record

Class A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	41.27%	Record
Cantor Fitzgerald Investment Advisors LP Michael Millard Auth Agent 110 E 59th Street New York, NY 10022	29.17%	Record
First National Bank Cust FBO Andrew Neil Johnson Roth IRA 9547 Dunes Ave Cottage Grove, MN 55016-4680	19.70%	Record
Cetera Investment Svcs FBO Timothy D. Goins 5RH-15837-18 10607 Davis Farms San Antonio, TX 78254	6.32%	Record

Class F
JP Morgan Securities LLC Omnibus Acct FBO Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Dept Brooklyn, NY 11245	99.66%	Record

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Cantor Fitzgerald High Income Fund

Name and Address	Percentage Owned	Type of Ownership
Class A
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	17.25%	Record
EDWARD D JONES & CO FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	15.38%	Record
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	11.72%	Record
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	11.18%	Record
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.40%	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6.65%	Record

Institutional Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	26.01%	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	19.99%	Record
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	12.74%	Record
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	10.88%	Record
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSEAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.90%	Record
WELLS FARGO CLEARING SVCS LLC ACCT 1003-8373 ONE NORTH JEFFERSON AVE ST LOUIS MO 63103	7.65%	Record

34

Cantor Fitzgerald Equity Opportunity Fund

Name and Address	Percentage Owned	Type of Ownership
Class A
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	20.09%	Record
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	14.54%	Record
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	10.38%	Record
EDWARD D JONES & CO FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	8.80%	Record
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.84%	Record

Institutional Class
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	31.99%	Record
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	19.90%	Record
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	8.14%	Record
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.46%	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.59%	Record
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.39%	Record
UBS FINANCIAL SERVICES FBO/UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD. WEEHAWKEN NJ 07086-6761	5.12%	Record

35

Potential Conflicts of Interest. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments, on the one hand, and the investments of other accounts for which a portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute a Fund’s portfolio trades and/or specific uses of commissions from a Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Advisor has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard a Fund from being negatively affected as a result of any such potential conflicts.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight by the Board. The Advisor has delegated voting authority for the Equity Dividend Plus Fund to the Sub-Advisor. A copy of the Advisor’s Proxy Voting Policy and Procedures is included as Appendix B to this SAI. A copy of the Sub-Advisor’s Proxy Voting Policy is included as Appendix C to this SAI. No later than August 31st of each year, the Fund will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund at 1-833-764-2266; and (ii) on the SEC’s website at http://www.sec.gov.

Investment Advisor. Cantor Fitzgerald Investment Advisors, L.P., located at 110 East 59th Street, NY, NY 10022, serves as the investment advisor to the Funds pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and Cantor Fitzgerald Investment Advisors, L.P. The Advisor supervises the Funds’ investments and manages the investment portfolio pursuant to each Investment Advisory Agreement, and, for the Large Cap Focused Fund and the International Equity Fund, the Advisor also oversees the Sub-Advisor. Each Investment Advisory Agreement will continue for two (2) years initially and, thereafter, shall continue from year to year so long as such renewal and continuance is specifically approved at least annually: (i) by the Board of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund, and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement is terminable without penalty by the Trust by a vote of the Board of the Trust or by vote of a majority of the outstanding voting securities upon 60 calendar days’ written notice or by the Advisor upon 60 calendar days’ written notice. Each Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under each Investment Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under each Investment Advisory Agreement.

For its investment advisory services to the Equity Dividend Plus Fund, the Advisor is paid a management fee by the Fund, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion.

For its investment advisory services to the Surviving Fund, the Advisor was paid a management fee by the Surviving Fund, based on a percentage of the Surviving Fund’s daily net assets, at an annual rate of 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. Flippin, Bruce & Porter, Inc. served as the investment adviser to the Surviving Fund from its inception until June 8, 2021 (“Prior Advisor”). By reason of his position as an officer and

36

stockholder of FBP, John T. Bruce controlled the Prior Advisor and may have directly or indirectly received benefits from the advisory fees paid by the Fund to the Prior Advisor until June 8, 2021.

For its investment advisory services to the Large Cap Focused Fund, the Advisor is paid a management fee by the Fund, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion.

For its investment advisory services to the International Equity Fund, the Advisor is paid a management fee by the Fund, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.79%.

For its investment advisory services to the High Income Fund, the Advisor is paid a management fee by the Fund, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.65%. The investment advisor to the High Income Predecessor Fund was Aquila Investment Management LLC (the “Prior Advisor”). For its investment advisory services to the Fund, the Prior Advisor was paid a management fee by the High Income Predecessor Fund, based on a percentage of the High Income Predecessor Fund’s daily net assets, at an annual rate of 0.65%.

For its investment advisory services to the Equity Opportunity Fund, the Advisor is paid a management fee by the Fund, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.80%. The investment advisor to the Equity Opportunity Predecessor Fund was the Prior Advisor. For its investment advisory services to the Equity Opportunity Predecessor Fund, the Prior Advisor was paid a management fee by the Equity Opportunity Predecessor Fund, based on a percentage of the Equity Opportunity Predecessor Fund’s daily net assets, at an annual rate of 0.90% of such net asset value on net assets of the Fund up to $100,000,000, 0.85% on net assets of the Fund above $100,000,000 to $250,000,000, and 0.80% of the Fund’s net assets above $250,000,000.

Expense Limitation Agreement. In the interest of limiting expenses of each Fund, the Advisor has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of each Fund in an amount that limits the Total Annual Operating Expenses of the respective Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to the limits set forth below. This contractual arrangement is in effect through the dates set forth below, unless terminated by the Board at any time.

Fund	Expense Cap	Expiration
Equity Dividend Plus Fund	1.24% Class A 0.99% Institutional Class 0.92% Class R6	January 31, 2027
Large Cap Focused Fund	1.17% Class A 0.86% Institutional Class 0.65% Class R6	January 31, 2027
International Equity Fund	1.24% Class A 0.99% Institutional Class 0.90% Class R 0.79% Class F	January 31, 2027
High Income Fund	1.00% Class A 0.80% Institutional Class 0.80% Class R6	January 31, 2027
Equity Opportunity Fund	1.50% Class A 1.25% Institutional Class 1.18% Class R6	January 31, 2027

The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

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During the fiscal years ended September 30, 2025, 2024 and 2023, the Equity Dividend Plus Fund paid the following management fees to the Advisor:

	2025	2024	2023
Fees Paid	$423,128	$381,329	$133,708
Fees Waived	$113,306	$114,214	$50,631

The Surviving Fund’s Advisor had contractually agreed to waive its advisory fees and/or reimburse other fund expenses so that ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses and extraordinary expenses) do not exceed an amount equal to 1.12% annually of the average daily net assets. During the fiscal year ended March 31, the Surviving Fund paid the following investment management fees:

2023
Fees Paid	$167,958
Fees Waived	$50,366

During the fiscal years shown below, the Large Cap Focused Fund paid the following management fees to the Advisor:

	2025	2024	2023
Fees Paid	$3,221,190	$2,506,088	$1,876,834
Fees Waived*	$150,356	$65,747	$456,412

*	Until January 1, 2026, the expense cap for Class R6 shares of the Large Cap focused Fund was 0.79%.

During the fiscal years ended September 30, 2025 and 2024, the International Equity Fund paid the following management fees to the Advisor:

	2025	2024*
Fees Paid	$122,513	$68,258
Fees Waived	$312,949	$252,568

*	For the fiscal period December 15, 2023 through September 30, 2024.

During the fiscal years ended September 30, 2025 and December 31 2024, the High Income Fund paid the following management fees to the Advisor:

	2025	2024*
Fees Paid	$271,139	$84,579
Fees Waived**	$40,257	$0

*	For the fiscal period October 19, 2024 to December 31, 2024.

**	Until October 1, 2025, the expense caps for Class A, Institutional Class, and Class R6 shares of the High Income Fund were 1.20%, 1.00%, and 0.93%, respectively.

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For the period January 1, 2024 through October 18, 2024, and for the fiscal year ended December 31, 2023, the High Income Predecessor Fund paid the following management fees to the Prior Advisor:

	2024	2023
Fees Paid	$424,986	$636,648
Fees Waived*	$435,475	$213,578

*	Until April 3, 2024, the expense caps for the High Income Predecessor Fund were 1.20% for Class A Shares, 1.99% for Class C Shares, 0.95% for Class F Shares, 1.27% for Class I Shares and 1.00% for Class Y Shares.

During the fiscal years September 30, 2025 and December 31, 2024, the Equity Opportunity Fund paid the following management fees to the Advisor:

	2025	2024*
Fees Paid	$438,799	$154,006
Fees Waived	$0	$0

*	For the fiscal period October 19, 2024 to December 31, 2024.

For the period January 1, 2024 through October 18, 2024, and for the fiscal year ended December 31, 2023, the Equity Opportunity Predecessor Fund paid the following management fees to the Prior Advisor:

	2024*	2023
Fees Paid	$766,506	$1,095,450
Fees Waived	$0	$0

Investment Sub-Advisor. Smith Group Asset Management, LLC, located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is responsible for the day-to-day management of the Large Cap Focused Fund, the International Equity Fund, the High Income Fund, and the Equity Opportunity Fund. Although the Sub-Advisor serves as a sub-advisor, the Advisor has ultimate responsibility for all investment advisory services. The Advisor supervises the Sub-Advisor’s performance and management services provided to a Fund subject to the supervision and direction of the Board of Trustees. The Sub-Advisor performs its services to each Fund pursuant to Sub-Advisory Agreements between the Sub-Advisor and the Advisor. Each Sub-Advisory Agreement will continue for two (2) years initially and, thereafter, shall continue from year to year so long as such renewal and continuance is specifically approved at least annually: (i) by the Board of the Trust or by vote of a majority of the outstanding voting securities of a Fund, and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated by the Advisor or the Trust at any time on written notice to the Sub-Advisor of the Advisor’s or the Trust’s intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisor may terminate each Sub-Advisory Agreement at any time on sixty (60) days’ written notice to the Advisor and the Trust of its intention to do so. Each Sub-Advisory Agreement shall automatically terminate upon the termination of the Investment Advisory Agreement. Each Sub-Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Sub-Advisor manages each Fund’s investments in accordance with the stated policies of a Fund, subject to oversight by the Board. The Sub-Advisor is responsible for investment decisions and provides a Fund with portfolio managers who are authorized to execute purchases and sales of securities.

For its sub-advisory services to the Large Cap Focused Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.20%. During the fiscal years shown below, the Advisor paid the following sub-advisory fees to the Sub-Advisor:

	2025	2024	2023
Fees Paid	$1,068,178	$770,660	$574,609

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For its sub-advisory services to the International Equity Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.25%. During the fiscal years ended September 30, 2025 and 2024, the Advisor paid the following sub-advisory fees to the Sub-Advisor:

	2025	2024*
Fees Paid	$9,538	$0

*	For the fiscal period December 15, 2023 through September 30, 2024.

For its sub-advisory services to the High Income Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.25%. During the fiscal years ended September 30, 2025 and December 31, 2024, the Advisor paid the following sub-advisory fees to the Sub-Advisor:

	2025	2024*
Fees Paid	$120,570	$15,039

*	For the fiscal period October 18, 2024 through December 31, 2024.

For its sub-advisory services to the Equity Opportunity Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.35%. During the fiscal years ended September 30, 2025 and December 31, 2024, the Advisor paid the following sub-advisory fees to the Sub-Advisor:

	2025	2024*
Fees Paid	$255,347	$29,236

*	For the fiscal period October 18, 2024 through December 31, 2024.

Portfolio Managers.

EQUITY DIVIDEND PLUS FUND

The Fund’s lead portfolio manager is John T. Bruce, CFA. Other members of the investment team that manage the Fund are David J. Marshall, CFA, Norman D. Darden III, CFA, and J. Scott Morrell, CFA, who are each Co-Portfolio Managers.

Compensation. Each Portfolio Manager’s compensation from the Advisor includes base salary, a bonus based on the profitability of the Advisor, and participation in the Advisor’s 401(k) plan and health plan. The Advisor does not pay performance or asset-based compensation to the Portfolio Managers.

Ownership of Fund Shares.  The table below shows the amount of the Surviving Fund’s equity securities beneficially owned by the portfolio managers as of September 30, 2025 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
John T. Bruce, CFA	F
David J. Marshall, CFA	E
Norman D. Darden III, CFA	F
J. Scott Morrell, CFA	F

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Other Accounts.  In addition to the Fund, each portfolio manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of September 30, 2025.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
John T. Bruce, CFA	0	$0	0	$0	50	$101,003,867
David J. Marshall, CFA	0	$0	0	$0	105	$124,799,830
Norman D. Darden III, CFA	0	$0	0	$0	288	$418,116,310
J. Scott Morrell, CFA	0	$0	0	$0	47	$134,641,054
Accounts with Performance-Based Advisory Fee
John T. Bruce, CFA	0	$0	0	$0	0	$0
David J. Marshall, CFA	0	$0	0	$0	0	$0
Norman D. Darden III, CFA	0	$0	0	$0	0	$0
J. Scott Morrell, CFA	0	$0	0	$0	0	$0

LARGE CAP FOCUSED FUND

The Fund’s portfolio is managed on a day-to-day basis by John D. Brim, CFA, and Eivind Olsen, CFA.

Compensation. Smith is paid a fee based on the assets under management as set forth in the Sub-Advisory Agreement between Smith and the Manager on behalf of the Fund. Smith pays its portfolio managers out of its total revenues and other resources, including fees earned as determined under the Sub-Advisory Agreement.

All portfolio managers receive a base salary plus a bonus that reflects his or her overall performance and contribution to Smith. Performance is evaluated on several quantitative and qualitative criteria including quality of stock research, investment performance (which is based on multiple factors that Smith takes into consideration), client service, quantitative research, and marketing. Performance is generally measured and reviewed on a pre-tax basis over a period of one to three years, relative to multiple indices and stock universes including, but not limited to the S&P 500 Index, and the Fund’s investable universe of companies. As a mechanism for retaining key personnel, Smith has an active program to distribute partnership shares to all key employees.

Ownership of Fund Shares. The table below shows the amount of the Fund’s equity securities beneficially owned by the portfolio manager as of September 30, 2025 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
John D. Brim, CFA	E
Eivind Olsen, CFA	E

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Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of September 30, 2025.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
John D. Brim, CFA	7	$74,393,495	0	$0	97	$2,275,237,240
Eivind Olsen, CFA	4	$47,241,315	0	$0	96	$2,225,151,542
Accounts with Performance-Based Advisory Fee
John D. Brim, CFA	0	$0	0	$0	0	$0
Eivind Olsen, CFA	0	$0	0	$0	0	$0

INTERNATIONAL EQUITY FUND

The Fund’s portfolio is managed on a day-to-day basis by John D. Brim, CFA, and Stephanie C. Jones, CPA.

Compensation. Smith is paid a fee based on the assets under management as set forth in the Sub-Advisory Agreement between Smith and the Manager on behalf of the Fund. Smith pays its portfolio managers out of its total revenues and other resources, including fees earned as determined under the Sub-Advisory Agreement.

All portfolio managers receive a base salary plus a bonus that reflects his or her overall performance and contribution to Smith. Performance is evaluated on several quantitative and qualitative criteria including quality of stock research, investment performance (which is based on multiple factors that Smith takes into consideration), client service, quantitative research, and marketing. Performance is generally measured and reviewed on a pre-tax basis over a period of one to three years, relative to multiple indices and stock universes including, but not limited to the S&P 500 Index, Russell 1000 Growth Index and the Fund’s investable universe of companies. As a mechanism for retaining key personnel, Smith has an active program to distribute partnership shares to all key employees.

Ownership of Fund Shares.  The table below shows the amount of the Fund’s equity securities beneficially owned by the portfolio manager as of September 30, 2025 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
John D. Brim, CFA	E
Stephanie C. Jones, CPA	C

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of September 30, 2024.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
John D. Brim, CFA	7	$649,806,052	0	$0	97	$2,275,237,240
Stephanie C. Jones, CPA	1	$3,405,379	0	$0	96	$2,225,151,542
Accounts with Performance-Based Advisory Fee
John D. Brim, CFA	0	$0	0	$0	0	$0
Stephanie C. Jones, CPA	0	$0	0	$0	0	$0

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HIGH INCOME FUND

The High Income Fund’s lead portfolio manager is David Schiffman. John Brim is also a member of the investment team that manages the High Income Fund and has served as Co-Portfolio Manager.

Compensation. Smith is paid a fee based on the assets under management as set forth in the Sub-Advisory Agreement between Smith and the Advisor on behalf of the High Income Fund. Smith pays its portfolio managers out of its total revenues and other resources, including fees earned as determined under the Sub-Advisory Agreement.

All portfolio managers receive a base salary plus a bonus that reflects his or her overall performance and contribution to Smith. Performance is evaluated on several quantitative and qualitative criteria including quality of investment research, investment performance (which is based on multiple factors that Smith takes into consideration), client service, quantitative research, and marketing. Performance is generally measured and reviewed on a pre-tax basis over a period of one to three years, relative to multiple indices.

Ownership of High Income Fund Shares.  The table below shows the amount of the High Income Fund’s equity securities beneficially owned by the portfolio managers as of September 30, 2025 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
David Schiffman	E
John D. Brim, CFA	C

Other Accounts.  In addition to the High Income Fund, each portfolio manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of September 30, 2025.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
David Schiffman	0	$0	0	$0	95	$2,148,900,747
John D. Brim, CFA	7	$727,043,930	0	$0	95	$2,149,900,747
Accounts with Performance-Based Advisory Fee
David Schiffman	0	$0	0	$0	0	$0
John D. Brim, CFA	0	$0	0	$0	0	$0

EQUITY OPPORTUNITY FUND

The Equity Opportunity Fund’s lead portfolio manager is Eivind Olsen. John Brim is also a member of the investment team that manages the Fund and has served as Co-Portfolio Manager.

Compensation. Smith is paid a fee based on the assets under management as set forth in the Sub-Advisory Agreement between Smith and the Advisor on behalf of the Equity Opportunity Fund. Smith pays its portfolio managers out of its total revenues and other resources, including fees earned as determined under the Sub-Advisory Agreement.

All portfolio managers receive a base salary plus a bonus that reflects his or her overall performance and contribution to Smith. Performance is evaluated on several quantitative and qualitative criteria including quality of investment research, investment performance (which is based on multiple factors that Smith takes into consideration), client service, quantitative research, and marketing. Performance is generally measured and reviewed on a pre-tax basis over a period of one to three years, relative to multiple indices.

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Ownership of Equity Opportunity Fund Shares.  The table below shows the amount of the Equity Opportunity Fund’s equity securities beneficially owned by the portfolio manager as of September 30 30, 2025 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Eivind Olsen, CFA	C
John D. Brim, CFA	B

Other Accounts.  In addition to the Equity Opportunity Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of December 31, 2024.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Eivind Olsen, CFA	5	$649,806,052	0	$0	95	$2,148,900,747
John D. Brim, CFA	6	$676,958,232	0	$0	96	$2,198,986,445
Accounts with Performance-Based Advisory Fee
Eivind Olsen, CFA	0	$0	0	$0	0	$0
John D. Brim, CFA	0	$0	0	$0	0	$0

Administrator, Fund Accountant, and Transfer Agent. Ultimus Fund Solutions, LLC provides administration, fund accounting, and transfer agency services to the Funds (“Administrator”). The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Administrator performs the following services for each Fund: (i) procures on behalf of the Trust, and coordinates with the custodian and monitors the services it provides to each Fund; (ii) coordinates with and monitors any other third parties furnishing services to a Fund; (iii) provides a Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for each Fund; (iv) assists or supervises the maintenance by third parties of such books and records of each Fund as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of each Fund required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of each Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the Custodian to issue checks in payment thereof; and (ix) takes such other action with respect to each Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for each Fund.

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For the fiscal years ended September 30 of the years shown below, each Fund paid the following administration and accounting fees to the Administrator:

	2025	2024	2023
Equity Dividend Plus Fund	$74,537	$59,165[4]	$37,619[4]
Large Cap Focused Fund	$288,994	$222,275	$180,956
International Equity Fund	$81,624	$51,685	N/A
High Income Fund	$46,560	$66,819 [1,3]	— [5]
Equity Opportunity Fund	$39,630	$61,778 [2,3]	— [5]

1	For the period January 1, 2024 through October 18, 2024, the High Income Predecessor Fund paid $53,378 to the Prior Advisor for administrative services. For the period October 19, 2024 through December 31, 2024, the High Income Fund paid $13,441 to the Administrator for administration services.

2	For the period January 1, 2024 through October 18, 2024, the Equity Opportunity Predecessor Fund paid $48,670 to the Prior Advisor for administrative services. For the period October 19, 2024 through December 31, 2024, the Equity Opportunity Fund paid $13,108 to the Administrator for administration services.

3	For the fiscal year ended December 31.

4	The Surviving Fund’s Administrator was Ultimus Fund Solutions, LLC. For the performance of these services, the Surviving Fund paid the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Surviving Fund paid out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. The Surviving Fund paid administration fees to the Administrator of $60,000 during the period April 1, 2022 through March 31, 2023; the Surviving Fund paid administration fees to the Administrator of $37,619 during the period April 1, 2023 through September 30, 2023.

5	No information is presented in the table for 2023 because the Prior Advisor performed the administration services as part of its advisory contract with the Predecessor Funds and the administration fee was part of the advisory fee.

Distributor. Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is serving as each Fund’s principal underwriter and acts as the distributor of each Fund’s shares on a best-efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, Shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

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For the fiscal years ended September 30, each Fund’s distributor received the underwriting fees and other compensation listed below.

Fund		2023	2024	2025
Equity Dividend Plus Fund
-	Net Underwriting Discounts and Commissions	$0	$38	$18
-	Compensation on Redemptions and Repurchases	$0	$0	$0
-	Brokerage Commissions	$0	$150	$120
-	Other Compensation	$0	$0	$0
Large Cap Focused Fund
-	Net Underwriting Discounts and Commissions	$24,433	$30,742	$32,971
-	Compensation on Redemptions and Repurchases	$0	$0	$0
-	Brokerage Commissions	$141,187	$186,713	$181,170
-	Other Compensation	$0	$0	$0
International Equity Fund
-	Net Underwriting Discounts and Commissions	—	$2	$19
-	Compensation on Redemptions and Repurchases	—	$0	$0
-	Brokerage Commissions	—	$15	$129
-	Other Compensation	—	$0	$0
High Income Fund
-	Net Underwriting Discounts and Commissions	—	$67*	$1,915***
-	Compensation on Redemptions and Repurchases	—	$0*	$0
-	Brokerage Commissions	—	$0*	$9,099***
-	Other Compensation	—	**	$0
Equity Opportunity Fund
-	Net Underwriting Discounts and Commissions	—	$7*	$224***
-	Compensation on Redemptions and Repurchases	—	$0*	$0
-	Brokerage Commissions	—	$0*	$1,128***
-	Other Compensation	—	**	$0

*	For the period November 23, 2024 through December 31, 2024.

**	The Distributor received $1,719 from the Advisor as compensation for its distribution services to the Funds.

***	For the period January 1, 2025 through September 30, 2025.

The Surviving Fund’s distributor was Ultimus Fund Distributors, LLC located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and served as the principal underwriter of the Surviving Fund and national distributor of the Surviving Fund’s shares under a Distribution Agreement.

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During the fiscal year ended March 31, the Surviving Fund’s distributor received the underwriting fees and other compensation listed below.

2023
Net Underwriting Discounts and Commissions	$0
Compensation on Redemptions and Repurchases	$0
Brokerage Commissions	$0
Other Compensation	$0

During the fiscal years listed below, the aggregate dollar amount of sales charges on sales of Class A shares of the High Income Predecessor Fund and the Equity Opportunity Predecessor Fund and the amount retained by the Predecessor Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
High Income Fund
2023	$14,698	$2,878
Equity Opportunity Fund
2023	$19,302	$1,930

Rule 12b-1 Plan. Each Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”). Pursuant to the Plans, a Fund is authorized to pay the Distributor a fee relating to the distribution of shares to investors and maintenance of shareholder accounts at an annual rate of 0.25% of the average daily net assets attributable to its Class A Shares. Such fees are to be paid by a Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the average daily net assets of a Fund’s shares during the preceding month and shall be calculated and accrued daily. A Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor.

The initial term of each Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plans (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plans. A Plan may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

A Plan may not be amended to increase materially the amount of the compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of a Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of a Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

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	Cantor Fitzgerald Equity Dividend Plus Fund	Cantor Fitzgerald Large Cap Focused Fund	Cantor Fitzgerald International Equity Fund	Cantor Fitzgerald High Income Fund	Cantor Fitzgerald Equity Opportunity Fund
Rule 12b-1 Payments for Class A Shares (for the fiscal year ended September 30, 2025)	$0	$0	$0	$0	$0
Advertising	$0	$0	$0	$0	$0
Annual/Semiannual Reports	$0	$0	$0	$0	$0
Broker Sales Charge	$0	$0	$0	$0	$0
Broker Trails*	$42	$794,285	$35	$34,879	$76,927
Salaries & Commissions to Wholesalers	$0	$0	$0	$0	$0
Interest on Broker Sales Charge	$0	$0	$0	$0	$0
Promotion-Other	$0	$0	$0	$0	$0
Prospectus Printing	$0	$0	$0	$0	$0
Wholesaler Expenses	$0	$0	$0	$0	$0
Total Expenses	$42	$794,285	$35	$34,879	$76,927

Custodian. UMB Bank, N.A., with its principal place of business located at 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106, serves as custodian for each Fund’s assets (the “Custodian”). The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at each Fund’s request, and maintains records in connection with its duties as custodian. For its services, the Custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of Fund plus additional out-of-pocket and transaction expenses as incurred by a Fund.

Compliance Services Administrator. The Trust has entered into a compliance services arrangement with Northern Lights Compliance Services. The Trust’s CCO will prepare and update the Trust’s compliance manual and monitor and test compliance with the policies and procedures under the Trust’s compliance manual.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 342 N. Water St., Suite 830, Milwaukee, WI 53202, serves as the independent registered public accounting firm for each Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., prepares the Fund’s federal, state, and excise tax returns. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent annual report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel. DLA Piper LLP serves as legal counsel to the Trust and each Fund.

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PURCHASING SHARES

General Information

Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized financial intermediaries or directly by contacting the Trust. The Trust reserves the right to suspend sales of a Fund’s shares, and reject any order for the purchase of a Fund’s shares if, in the opinion of management, such rejection is in a Fund’s best interest. The minimum initial investment generally is $1,000 for Class A shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of the Trust, the Advisor, or any of the Advisor’s affiliates if the purchases are made pursuant to a payroll deduction program. There are no minimum purchase requirements for Institutional Class and Class R6 shares (except those purchased through an automatic investment plan), but certain eligibility requirements must be met. For Class F shares, there is generally a $10,000,000 minimum initial investment and no subsequent investment minimum, and certain additional eligibility requirements must be met.

Financial intermediaries are responsible for transmitting orders promptly. The Funds reserve the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in a Fund’s best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in a Fund. The Funds reserve the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a US financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

The Funds also reserve the right, following shareholder notification, to charge a service fee on nonretirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, a Fund may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, the Funds reserve the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or limited contingent deferred sales charge (“Limited CDSC”) if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

Certificates representing shares purchased are not ordinarily issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Funds. No charge is assessed by the Trust for any certificate issued. The Funds do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Funds. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor’s certificate(s) must accompany such request.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI. Contact your financial intermediary for specific information with respect to the financial intermediary’s policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.

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REDEMPTION AND EXCHANGE

General Information

You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See “How to redeem shares” in the Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide the name of a Fund, your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the class in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Funds at 1-833-764-2266. A Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

Orders for the repurchase of a Fund’s shares that are submitted to a Fund prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the financial intermediary from the shareholder prior to the time the offering price and NAV are determined on such day. The financial intermediary has the responsibility of transmitting orders to a Fund promptly. Such repurchase is then settled as an ordinary transaction with the financial intermediary (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Fund or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

A Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. A Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until they are reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. A Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, a Fund will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by them is not reasonably practical, or it is not reasonably practical for a Fund to fairly value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

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The value of a Fund’s investments is subject to changing market prices. Thus, a shareholder redeeming shares of a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below. Except for the Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of Class A shares, there may be a bank wiring cost, neither the Fund nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

A Fund discourage purchases by market timers and purchase orders by shareholders identified as market timers may be rejected. A Fund will consider anyone who follows a pattern deemed market timing in a Fund to be a market timer. Your ability to use a Fund exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. See the Fund’s Prospectus for more information on their market timing policies.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI.

NET ASSET VALUE

The NAV of each Fund is determined at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time). Each Fund’s NAV is not calculated on the days on which the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The days on which these holidays are observed and any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of a Fund will not be calculated.

The NAV per share of each Fund is calculated by adding the value of each Fund’s respective securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular series of shares. Assets belonging to each Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative NAVs of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Subject to the provisions of the Agreement and Declaration of Trust determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. Values are determined according to generally accepted accounting practices and all laws and regulations that apply. Using methods approved by the Trustees, the assets of each Fund are valued as follows:

●	Securities that are listed on a securities exchange are valued at the last quoted sales price provided by a third-party pricing service at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

●	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

●	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

●	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.

●	Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they trade and are translated from the local currency into U.S. dollars

●	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Instruments with maturities in excess of sixty days are valued at prices provided by a third-party pricing source.

●	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

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ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders or any particular category of shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on United States federal income tax laws that are in effect on the date hereof and which may be changed by legislative, judicial, or administrative action. In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, each Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to each Fund’s business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership. Any income derived by a Fund from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to a Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by a Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of a Fund or more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of a Fund’s total assets may be invested in (i) the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by a Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or (iii) the securities of one or more publicly traded partnerships. Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Some, but not all, of the dividends paid by a Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by a Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by a Fund as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by a Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent a Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. As of September 30, 2021, the Surviving Fund had no capital loss carryforwards.

Certain individuals, estates, and trusts may pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends, and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective

52

investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each Fund, and any other series of the Trust, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any distribution of long-term capital gains as a capital gain dividend; and (iii) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of a Fund’s taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if such shares have not been held for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if a Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). A Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) at a Fund level. In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders, to the extent of a Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for a Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Fund that they are not subject to backup withholding when required to do so. Back-up withholding is not an additional tax. Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Depending upon the extent of a Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by a Fund to non-U.S. shareholders may be subject to U.S. withholding tax unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with a Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). Each Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Each Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether

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received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the NAV of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest. Under the Funds’ policy, each Fund generally will not disclose portfolio holdings to a third party unless such information is made available to the public. The policy provides that a Fund may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

In accordance with these policies and procedures, each Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on a Fund’s publicly accessible website https://equitydividendplusfund.cantorassetmanagement.com/; https://largecapfocusedfund.cantorassetmanagement.com; https://InternationalEquityFund.cantorassetmanagement.com; https://highincomefund.cantorassetmanagement.com; or https://equityopportunityfund.cantorassetmanagement.com. In addition, top positional holdings and portfolio-related statistical information may be publicly disclosed periodically.

The Funds do not selectively disclose their respective Fund holdings to any person, other than rating agencies, those entities referenced below. Such disclosures are made only on the condition that the information is kept confidential.

Under limited circumstances, as described below, a Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

●	The Advisor. Personnel of the Advisor, including personnel responsible for managing a Fund’s portfolios, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Advisor to provide its management, administrative, and investment services to a Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers and independent pricing services.

●	Administrator. Personnel of the Administrator have full daily access to a Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	Custodian. Personnel of the Custodian and its agents have full daily access to a Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	Rating Agencies. Morningstar, Lipper, and other mutual fund rating agencies may also receive a Fund’s full portfolio holdings, generally quarterly on a 30-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time. The rating agencies may receive the holdings information earlier than the 30-day lag if confidentiality agreements are in place.

●	Auditors, Tax Accountants. Personnel of a Fund’s independent registered public accounting firm have access to a Fund’s portfolio holdings in connection with auditing of a Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

●	Fund Counsel. Personnel of a Fund’s counsel have access to a Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Other than as described above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. Neither the Funds nor any other person will receive any compensation or other consideration in return for the disclosure of portfolio holdings information.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential.

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FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended September 30, 2025, including the financial highlights appearing in the Annual Report  to shareholders, are incorporated by reference from the Form N-CSR of the Trust filed on December 9, 2025, and made a part of this document. You may request a copy of the annual report at no charge by calling the Funds at 1-833-764-2266 or by visiting https://equitydividendplusfund.cantorassetmanagement.com/; https://largecapfocusedfund.cantorassetmanagement.com; https://InternationalEquityFund.cantorassetmanagement.com; https://highincomefund.cantorassetmanagement.com; or https://equityopportunityfund.cantorassetmanagement.com.

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APPENDIX A –DESCRIPTION OF RATINGS

A Fund may acquire from time-to-time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

S&P Global Ratings. The following summarizes the highest four ratings used by S&P Global Ratings, a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Commercial paper rated A-1 by S&P Global Ratings indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P Global Ratings to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody’s Investor Service, Inc. The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations

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rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest short-term credit quality. The rating F1 indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. The rating F2 indicates good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

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APPENDIX B – PROXY VOTING POLICIES

Cantor Fitzgerald Investment Advisors, L.P.

Statement of Policies and Procedures

Relating to Proxy Voting

A proxy permits a shareholder to vote without being present at annual or special shareholder meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person. Cantor Fitzgerald Investment Advisors, L.P. (CFIA) has been assigned the responsibility for voting proxies for most of the accounts under its management. We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

PROCEDURES

Proxy voting procedures at CFIA are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein). The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the CFIA Proxy Voting Committee, comprised of members from the CFIA Investment Committee. The Proxy Voting Committee is responsible for:

Developing, updating, and implementing the policies and procedures.

Overseeing the proxy voting process.

Monitoring legislative and corporate governance developments and coordinating any communication related to proxy issues.

Meeting regularly as necessary to fulfill its responsibilities.

Annual review of all proxy policies.

All proxy materials received at CFIA are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the CFIA Investment Committee designated to vote the proxy on a company-by-company basis. That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines. In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the voting person, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing. The votes are cast, and any notation or comments are filed with the proxy materials and maintained at the offices of CFIA.

Each proxy is checked against the Potential Conflict of Interest Checklist as it is received. This is a list maintained by the Proxy Voting Committee of any public companies where a potential conflict exists at CFIA. Such conflict may arise due to a real or contemplated commercial relationship with that company, where an CFIA client is a party to a shareholder proposal or where an CFIA employee serves in a professional capacity (such as a director) for that company. In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the CFIA Executive Committee for action. If a true conflict of interest exists, CFIA will consult an independent third party under a special contractual arrangement. CFIA will determine that the third party does not have a conflict of interest regarding the issuer in question. CFIA will vote the proxy in accordance with the recommendation of that third party consultant.

In an instance where an apparent conflict does exist and the shares represented are deemed immaterial, the proxy will be voted according to CFIA materiality policy guidelines without consulting an independent third party. (See XII. De Minimis Holdings) A holding will be considered to be de minimis if the total market value of the holding is less than $350,000 and is less than 0.01% of total equity market cap of outstanding shares for that company. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.

All proxy vote records are maintained at CFIA and are available for client review upon request.

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PROXY VOTING POLICIES

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised. Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management. These proxy guidelines are adopted to ensure consistency of application. Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I. General Philosophy – After an initial review, CFIA will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders. CFIA will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and/or operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance – CFIA reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business – Ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” CFIA will typically vote against such proposals, as granting management the proxy to vote using its full discretion is imprudent.

II. Board of Directors – Separating the positions of Chairman and CEO - In order to maximize the board’s ability to oversee the actions of management by eliminating the potential conflict of interest, CFIA will generally vote in favor of such proposals.

Independence – CFIA will generally vote for the proposed slate of directors after a fully satisfactory review that ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates, and that the composition of the board is sufficiently independent of company management.

Limitations on Director Tenure and Retirement – CFIA will generally favor proposals to limit the term of outside directors by institution of a mandatory retirement age in order to foster the introduction of new perspectives on the board.

D&O Indemnification – Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors. CFIA will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

Majority Voting – CFIA will generally support proposals calling for the election of directors by a majority vote.

III. Auditors – Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements. Also considered will be the absolute magnitude and proportion, in relation to audit fees, of non-audit fees billed by the auditors.

IV. Proxy Contests – CFIA will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management’s track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.

CFIA will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. Proxy Contest Defenses – CFIA will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance. CFIA will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting-CFIA will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

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VI. Tender Offer Defenses – CFIA will generally oppose proposals to classify boards. Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

Poison Pills – CFIA will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions – CFIA will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail – CFIA will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans – CFIA will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements – CFIA will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements – CFIA will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of “patient capital.”

VII. Miscellaneous Governance Provisions – Confidential Voting – CFIA will generally oppose proposals to establish confidential voting.

Bundled/Combination Proposals – CFIA will assess the total benefits and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.

CFIA will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII. Capital Structure – Stock Authorizations- CFIA will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock – Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion, and other rights at the time of issuance. CFIA generally opposes proposals to issue blank check preferred stock, as it can be used as an antitakeover device. However, CFIA will generally vote in favor of proposals to allow real estate investment trusts or REITs to issue preferred stock, recognizing it is an accepted means of funding capital investment.

Preemptive Rights – CFIA will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights when deemed an anti-takeover defense. However, CFIA will generally vote in favor of preemptive rights proposals when a company is domiciled in a country where this is standard practice intended to prevent existing shareholder dilution.

State of Incorporation – CFIA will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state’s courts interpretations of laws governing unsolicited takeovers. CFIA will generally oppose proposals to establish an offshore presence for tax purposes.

IX. Executive and Director Compensation – Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors. CFIA will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

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Stock Option Plans – Consideration will be given to the financial reasonableness of the plan relative to the company’s market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options. The following may be considered (any one of which may be sufficient to result in opposition to the plan by CFIA) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in an unacceptable level of earnings dilution after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and f) reload options.

Director Compensation – Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs. CFIA will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation). CFIA will also oppose plans where the total compensation appears excessive.

OBRA-Related Compensation Proposals – The Omnibus Budget Reconciliation Act (OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation. CFIA will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness. Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes – Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. CFIA will oppose all Golden and Tin parachutes.

Executive Severance Compensation – CFIA will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers – CFIA will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans – CFIA will generally support proposals to implement 401(k) Employee Benefit Plans.

Employee Savings Plans – CFIA will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

Say-on-Pay Frequency – CFIA will vote to allow shareholders an advisory vote on senior executive compensation practices on an annual basis. Advisory votes provide shareholder feedback without constraining a board’s ability to set compensation policy.

X. Mergers and Acquisitions – Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. Social Issues – CFIA will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda. Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets. It is the intent of CFIA that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders. Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

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XII. De Minimis Holdings – From time-to-time CFIA receives proxies representing very small security holdings that may be held for one or a few accounts. CFIA considers any security holding less than $350,000 and that is less than 0.01% of total equity market cap of outstanding shares for that company to be de minimis. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote. In these cases, the proxy will be voted along the guidelines recommended by the management of that company.

The policy does not apply to any model portfolio holding that results from a purchase decision by the Investment Committee. This would include companies where CFIA has made a small initial investment. Those proxies will be voted as material, regardless of size, by a member of the Investment Committee.

XIII. Proxy Advisory Firm – CFIA engages a well-renowned proxy advisory firm to serve as an independent third-party consultant in situations where CFIA has a potential conflict of interest and otherwise, to provide supplemental research used in the proxy voting process. CFIA reviews the proxy advisory firm and its use of the proxy advisory firm’s research on an annual basis. This includes an examination of the firm’s Conflict of Interest Statement, Policies and Procedures for Managing and Disclosing Conflicts of Interest, Policy Guidelines, Compliance with Best Practice Principles for Providers of Shareholder Voting Research and Analysis, and its Due Diligence and Approach to Peer Groups publications. Otherwise, CFIA communicates with the proxy advisory firm on matters of concern as necessary. CFIA requires notification of relevant business changes which could impact the proxy advisory firm’s capacity, competency, or independence, in a timely manner.

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APPENDIX C – PROXY VOTING POLICIES

Smith Group Asset Management, LLC

1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include but are not limited to:

The terms of the auditor agreement--the degree to which these agreements impact shareholders’ rights;

The motivation and rationale for establishing the agreements;

The quality of the company’s disclosure; and

The company’s historical practices in the audit area.

Vote AGAINST or WITHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;

There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

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Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

●	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

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